AMENDMENT NO. 10 TO CREDIT AGREEMENT AND WAIVER



         THIS AMENDMENT NO. 10 TO CREDIT AGREEMENT (the "Amendment") dated as of July 1, 1996 by and among Mariner Health Group, Inc., a Delaware corporation (the "Borrower"), PNC Bank, National Association, Chemical Bank, CoreStates Bank, N.A., Creditanstalt-Bankverein, First Union National Bank of North Carolina, Mellon Bank, N.A., Toronto Dominion (New York), Inc. and NationsBank of Tennessee, N.A., (collectively, the "Banks"), and PNC Bank, National Association, in its capacity as agent for the Banks (the "Agent").

                                   WITNESSETH:

         WHEREAS,  the  parties  hereto  are  parties  to  that  certain  Credit
Agreement dated as of May 18, 1994, as amended (the "Credit Agreement"), pursuant to which the Banks provided a $200,000,000 revolving credit facility to the Borrower; and

         WHEREAS, the Borrower, the Banks and the Agent desire to amend and restate the Credit Agreement as hereinafter provided, including without limitation to increase the revolving credit facility to $250,000,000 and to add Toronto Dominion (New York), Inc. and Chemical Bank as Banks.

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

         1.       Definitions.

         Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment.

         2.       Amendment of Credit Agreement.

                  A. Articles I through XI. The parties hereto do hereby amend and restate the recitals and Articles I through XI to the Credit Agreement as set forth on Exhibit 1 hereto.

                  B. Schedules. Schedule 1.01(R)(2) Commitments of Banks, to the Credit Agreement is hereby amended and restated to read as set forth on the schedule attached hereto bearing the same numerical reference as the original schedule. Schedule 6.01 (a) and (c) Qualifications to do Business and Subsidiaries is hereby amended and restated to read as set forth on the schedule attached hereto bearing the same numerical references as the original schedule, but the new title, Qualifications to do Business, Subsidiaries and Excluded Entities.

                  C. Exhibits. Each of the following exhibits to the Credit Agreement is hereby amended and restated to read as set forth on the exhibit attached hereto bearing the same numerical reference as the original exhibit:

     Exhibit 8.01(m)(i)          --    Acquisition Approval Certificate
     Exhibit 8.01(m)(ii)         --    -
     Exhibit 8.03(d)(2)          --    Compliance Certificate for Quarter Ending
                                       3/31/96 and Thereafter

                  D. Additional Banks. Toronto Dominion (New York), Inc. and Chemical Bank upon execution of this Amendment, hereby each became a Bank party to the Credit Agreement.

         3. Conditions of Effectiveness of this Agreement. The effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:

                  (a) Representations and Warranties: No Defaults. The representations and warranties of the Borrower contained in Article VI of the Credit Agreement shall be true and accurate on the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely -to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and the Borrower shall have performed and complied with all covenants and conditions hereof; no Event of Default or Potential Default under the Credit Agreement shall have occurred and be continuing or shall exist.

                  (b) Organization, Authorization and Incumbency. There shall be delivered to the Agent for the benefit of each Bank a certificate dated as of the date hereof and signed by the Secretary or an Assistant Secretary of each Loan Party, certifying as appropriate as to:

                           (i) all action taken by such Loan Party in connection with this Amendment and the other Loan Documents;

                           (ii) the names of the officer or officers authorized to sign this Amendment and the other documents executed and delivered in connection herewith and described in this
                                    Section 3 and the true signatures of such officer or officers and, in the case of the Borrower, specifying the Authorized Officers permitted to act on behalf of the Borrower for purposes of the Loan Documents and the true signatures of such officers, on which the Agent and each Bank may conclusively rely; and

                           (iii) copies of its organizational documents, including its certificate of incorporation and bylaws if it is a corporation and its certificate of partnership and partnership agreement if it is a partnership, in each case as in effect on the date hereof, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of each of the Loan Parties in each state where organized; provided that each of the

                                    Loan  Parties  other than  Borrower  may, in
                                    lieu of  delivering  copies of the foregoing
                                    organizational  documents  and good standing
                                    certificates,      certify      that     the
                                    organizational documents and good standing certificates previously delivered remain in effect and have not been amended.

                  (c) Opinions of Counsel. There shall be delivered to the Agent for the benefit of each Bank a written opinion dated the date hereof of Testa, Hurwitz & Thibeault, L.L.P., counsel for the Loan Parties, in form and substance satisfactory to the Agent.

                  (d) Fees and Expenses. The Borrower shall pay or cause to be paid to the Agent for itself and for the account of the Banks to the extent not previously paid the fees set forth in that certain letter agreement between the Borrower and the Agent regarding fees of the Agent and certain Banks with respect to the increase in the Revolving Credit Commitments from $200 million to $250 million and all other fees accrued through the date hereof and the costs and expenses of the Agent and the Banks including, without limitation, fees of the Agent's counsel in correction with this Amendment.

                  (e) Acknowledgment. Each of the Loan Parties, other than the Borrower, shall have executed the Confirmation of Guaranty in the form attached hereto as Exhibit 2 hereto.

                  (f) Legal Details: Counterparts. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Agent, and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent.

                  (g) Notes. The Borrower shall have delivered to the Agent on behalf of each Bank a Note in the amount of each Bank's Commitment.

                  (h) Mariner Health Properties IV, Ltd. Mariner Health Properties IV, Ltd. (formerly known as Regency Health Properties IV, Ltd.) shall have executed a joinder to the -Guaranty Agreement in form and substance satisfactory to the Agent.

         4. Outstanding Items. The Borrower covenants and agrees to undertake in good faith to complete as promptly as possible, but no later than July 31, 1996, all outstanding items required to be completed in connection with Amendments 1 through 9 of the Credit Agreement, the satisfaction of which it is expressly agreed has not been waived by the Banks.

         5. Mortgages. On or before July 31, 1996, the borrower shall cause the Loan Parties to enter into appropriate amendments to the Mortgages, such amendments to be in form and substance satisfactory to the Agent to set forth, among other matters, an acknowledgment of the increase in the amount of the Revolving Credit Commitments to $250 million.

         6.       Amendment to Certain Other Loan Documents.

                  (a) Schedule 1 to that certain Guaranty Agreement made by each Subsidiary of the Borrower party thereto, for the benefit of the Banks, dated as of May 18, 1994, as amended is hereby amended and restated to read as set forth on the Schedule attached hereto bearing the same numerical reference and name.

                  (b) Schedule A to the following Pledge Agreements is hereby amended and restated to read as set forth on the schedule attached hereto bearing the same numerical reference and name:

                           (i) SCHEDULE A TO THE PLEDGE AGREEMENT (Borrower) dated as of May 18, 1994, as amended, by the Borrower, as pledgor in favor of the Agent

                           (ii) SCHEDULE A TO THE PLEDGE AGREEMENT (Subsidiaries Pledging Stock) dated as of May 18, 1994, as amended, by certain Subsidiaries of the Borrower, as pledgor in favor of the Agent

                           (iii)    SCHEDULE A TO AMENDED  AND  RESTATED  PLEDGE
                                    AGREEMENT       (Subsidiaries'      Pledging
                                    Partnership Interests) dated June 1, 1996, as amended, by certain Subsidiaries of the Borrower, as pledgor in favor of the Agent

         7. Force and Effect. Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect after the date hereof.

         8. Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.




                              [INTENTIONALLY BLANK]

                   [SIGNATURE PAGE l OF 2 TO AMENDMENT NO. 10]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                           MARINER HEALTH GROUP, INC.

                                           By: _________________________________
                                           Name: _______________________________
                                           Title: ______________________________

                                           PNC BANK, NATIONAL ASSOCIATION,
                                           individually and as Agent

                                           By: _________________________________
                                           Name: _______________________________
                                           Title: ______________________________

                                           CORESTATES BANK, N.A.

                                           By: _________________________________
                                           Name: _______________________________
                                           Title: ______________________________

                                           CREDITANSTALT - BANKVEREFN

                                           By: _________________________________
                                           Name: _______________________________
                                           Title: ______________________________

                                           By: _________________________________
                                           Name: _______________________________
                                           Title: ______________________________

                                           FIRST UNION NATIONAL BANK OF
                                           NORTH CAROLINA

                                           By: _________________________________
                                           Name: _______________________________
                                           Title: ______________________________

                   [SIGNATURE PAGE 2 OF -TO AMENDMENT NO. 10]

                                           MELLON BANK, N.A.

                                           By: _________________________________
                                           Name: _______________________________
                                           Title: ______________________________

                                           NATIONSBANK OF TENNESSEE, N.A.

                                           By: _________________________________
                                           Name: _______________________________
                                           Title: ______________________________





                                   EXHIBIT 1

                                 --------------

            AMENDED AND RESTATED RECITALS AND ARTICLES I THROUGH XI
                       OF THE REVOLVING CREDIT AGREEMENT

                       (Cover page, table of contents and
                                first paragraph
                       are also attached for convenience)





                     $250,000,000 REVOLVING CREDIT FACILITY



                                CREDIT AGREEMENT

                                  by and among

                           MARINER HEALTH GROUP, INC.

                                       and

                             THE BANKS PARTY HERETO

                                       and

                    PNC BANK, NATIONAL ASSOCIATION, as Agent











                      Dated as of May 18, 1994, as amended







                                TABLE OF CONTENTS



ARTICLE I - CERTAIN DEFINITIONS...................................................................................1

   1.01 Certain Definitions.......................................................................................1

   1.02 Construction.............................................................................................28

   1.03 Accounting Principles....................................................................................28


ARTICLE II - REVOLVING CREDIT FACILITY...........................................................................29

   2.01 Revolving Credit Commitments; Limitation on Borrowings...................................................29
      (a) Revolving Credit Commitments...........................................................................29
      (b) Extension by Banks of the Expiration Date..............................................................29
      (c) Limitation on Borrowings...............................................................................29

   2.02 Nature of Banks' Obligations with Respect to Revolving Credit Loans......................................30

   2.03 Commitment Fees..........................................................................................30

   2.04 [Intentionally Omitted]..................................................................................31

   2.05 Revolving Credit Loan Requests...........................................................................31

   2.06 Making Revolving Credit Loans............................................................................32

   2.07 Revolving Credit Note....................................................................................32

   2.08 Use of Proceeds..........................................................................................33

   2.09 Letter of Credit Subfacility.............................................................................33

   2.10 Voluntary Reduction of Revolving Credit Commitments......................................................34


ARTICLE III - COLLATERAL.........................................................................................34

   3.01 Collateral...............................................................................................34


ARTICLE IV - INTEREST RATES......................................................................................34

   4.01 Interest Rate Options....................................................................................34
      (a) Revolving Credit Interest Rate Options.................................................................35
      (b) Rate Quotations........................................................................................36

   4.02 Interest Periods.........................................................................................36

   4.03 Interest After Default...................................................................................37

   4.04 Euro-Rate Unascertainable................................................................................37


                                      (i)


   4.05 Selection of Interest Rate Options.......................................................................38


ARTICLE V - PAYMENTS.............................................................................................38

   5.01 Payments.................................................................................................38

   5.02 Pro Rata Treatment of Banks..............................................................................39

   5.03 Interest Payment Dates...................................................................................39

   5.04 Voluntary Prepayments....................................................................................39

   5.05 Mandatory Prepayments....................................................................................40
      (a) Sale of Assets.........................................................................................41
      (b) Application Among Interest Rate Options................................................................41

   5.06 Additional Compensation in Certain Circumstances.........................................................41
      (a) Increased Costs or Reduced Return Resulting From Taxes, Reserves, Capital Adequacy
      Requirements, Expenses, Etc................................................................................41
      (b) Indemnity..............................................................................................42


ARTICLE VI - REPRESENTATIONS AND WARRANTIES......................................................................43

   6.01 Representations and Warranties - Effective On And After Date of This Agreement...........................43
      (a) Organization and Qualification.........................................................................43
      (b) [Intentionally Omitted.]...............................................................................43
      (c) Excluded Entities; Subsidiaries........................................................................43
      (d) Power and Authority....................................................................................44
      (e) Validity and Binding Effect............................................................................44
      (f) No Conflict............................................................................................44
      (g) Litigation.............................................................................................44
      (h) Title to Properties....................................................................................44
      (i) Financial Statements...................................................................................45
      (j) Margin Stock...........................................................................................46
      (k) Full Disclosure........................................................................................46
      (l) Taxes..................................................................................................47
      (m) Consents and Approvals.................................................................................47
      (n) No Event of Default; Compliance with Instruments.......................................................47
      (o) Patents, Trademarks, Copyrights, Etc...................................................................48
      (p) Security Interests in the Collateral...................................................................48
      (q) [Intentionally Omitted.]...............................................................................48
      (r) Status of the Pledged Collateral.......................................................................48
      (s) Insurance..............................................................................................49
      (t) Compliance with Laws...................................................................................49
      (u) Material Contracts, Licenses, Permits and Approvals....................................................49
      (v) Investment Companies...................................................................................50
      (w) Plans and Benefit Arrangements.........................................................................50
      (x) Employment Matters.....................................................................................51
      (y) Environmental Matters..................................................................................52
      (z) Senior Debt Status.....................................................................................53
      (aa) Convalescent Merger...................................................................................53
      (bb) Regency Merger........................................................................................54


                                      (ii)


      (cc) Mortgage and Leasehold Mortgage Liens.................................................................56

   6.02 Updates to Schedules.....................................................................................56


ARTICLE VII - CONDITIONS OF LENDING..............................................................................56

   7.01 [Intentionally Omitted.].................................................................................57

   7.02 Each Additional Loan.....................................................................................57

   7.03 Conditions to Consummation of Regency Merger and Making of Additional Loan in connection with Regency
   Merger........................................................................................................57


ARTICLE VIII - COVENANTS.........................................................................................58

   8.01 Affirmative Covenants....................................................................................58
      (a) Preservation of Existence, Etc.........................................................................58
      (b) Payment of Liabilities, Including Taxes, Etc...........................................................58
      (c) Maintenance of Insurance...............................................................................59
      (d) Maintenance of Properties and Leases...................................................................59
      (e) Maintenance of Patents, Trademarks, Etc................................................................59
      (f) Visitation Rights......................................................................................59
      (g) Keeping of Records and Books of Account................................................................59
      (h) Plans and Benefit Arrangements.........................................................................60
      (i) Compliance with Laws...................................................................................60
      (j) Use of Proceeds........................................................................................60
      (k) [Intentionally Omitted.]...............................................................................60
      (l) Subordination of Intercompany Loans, Other Loans and Advances to the Borrower..........................60
      (m) Approval of Financial Statements in Permitted Acquisitions; Notice of Permitted Acquisition............60
      (n) Dissolution of Certain Subsidiaries....................................................................62
      (o) Westbury Associates, Ltd...............................................................................62
      (p) Further Assurances.....................................................................................62
      (q) Convalescent Facilities................................................................................62
      (r) Regency Facilities.....................................................................................64

   8.02 Negative Covenants.......................................................................................65
      (a) Indebtedness...........................................................................................66
      (b) Liens..................................................................................................67
      (c) Guaranties.............................................................................................67
      (d) Loans and Investments..................................................................................67
      (e) Dividends and Related Distributions....................................................................68
      (f) Liquidations, Mergers, Consolidations, Acquisitions....................................................68
      (g) Dispositions of Assets or Subsidiaries.................................................................69
      (h) Affiliate Transactions.................................................................................70
      (i) Subsidiary, Partnerships and Joint Ventures............................................................70
      (j) Continuation of or Change in Business..................................................................71
      (k) Plans and Benefit Arrangements.........................................................................71
      (l) Fiscal Year............................................................................................72
      (m) Issuance of Stock......................................................................................72
      (n) [Intentionally Omitted.]...............................................................................72
      (o) [Intentionally Omitted.]...............................................................................72
      (p) Capital Expenditures and Leases........................................................................72


                                     (iii)


      (q) Minimum Fixed Charge Coverage Ratio....................................................................73
      (r) Maximum Leverage Ratio.................................................................................73
      (s) [Intentionally Omitted.]...............................................................................73
      (t) Minimum Net Worth......................................................................................74
      (u) Senior Indebtedness to Cash Flow From Operations Ratio.................................................74
      (v) Incurrence of Indebtedness Permitted By the Indenture..................................................74
      (w) [Intentionally Omitted.]...............................................................................74
      (x) Negative Pledges.......................................................................................74
      (y) Prohibition of Defeasance of Subordinated Notes........................................................75

   8.03 Reporting Requirements...................................................................................75
      (a) [Intentionally Omitted.]...............................................................................75
      (b) Quarterly Financial Statements; Additional Convalescent Statements.....................................75
      (c) Annual Financial Statements............................................................................75
      (d) Certificate of the Borrower............................................................................76
      (e) Notice of Default......................................................................................76
      (f) Notice of Litigation...................................................................................76
      (g) Certain Events.........................................................................................76
      (h) Budgets, Forecasts, Other Reports and Information......................................................77
      (i) Notices Regarding Plans and Benefit Arrangements.......................................................77
      (j) Notices with Respect to Indenture......................................................................79


ARTICLE IX - DEFAULT.............................................................................................79

   9.01 Events of Default........................................................................................79

   9.02 Consequences of Event of Default.........................................................................82

   9.03 Notice of Sale...........................................................................................85


ARTICLE X - THE AGENT............................................................................................85

   10.01 Appointment.............................................................................................85

   10.02 Delegation of Duties....................................................................................85

   10.03 Nature of Duties; Independent Credit Investigation......................................................85

   10.04 Actions in Discretion of Agent; Instructions from the Banks.............................................86

   10.05 Reimbursement and Indemnification of Agent by the Borrower..............................................86

   10.06 Exculpatory Provisions..................................................................................87

   10.07 Reimbursement and Indemnification of Agent by Banks.....................................................87

   10.08 Reliance by Agent.......................................................................................88

   10.09 Notice of Default.......................................................................................88

   10.10 Notices.................................................................................................88


                                      (iv)


   10.11 Banks in Their Individual Capacities....................................................................88

   10.12 Holders of Notes........................................................................................88

   10.13 Equalization of Banks...................................................................................88

   10.14 Successor Agent.........................................................................................89

   10.15 Agent's Fee.............................................................................................89

   10.16 Availability of Funds...................................................................................89

   10.17 Calculations............................................................................................90

   10.18 Beneficiaries...........................................................................................90

   10.19 Holding of Loan Documents...............................................................................90


ARTICLE XI - MISCELLANEOUS.......................................................................................90

   11.01 Modifications, Amendments or Waivers....................................................................90

   11.02 No Implied Waivers; Cumulative Remedies; Writing Required...............................................91

   11.03 Reimbursement and Indemnification of Banks by the Borrower; Taxes.......................................91

   11.04 Holidays................................................................................................92

   11.06 Funding by Branch, Subsidiary or Affiliate..............................................................92
      (a) Notional Funding.......................................................................................92
      (b) Actual Funding.........................................................................................93

   11.06 Notices.................................................................................................93

   11.07 Severability............................................................................................93

   11.08 Governing Law...........................................................................................93

   11.09 Prior Understanding.....................................................................................93

   11.10 Duration; Survival......................................................................................94

   11.11 Successors and Assigns..................................................................................94

   11.12 Confidentiality.........................................................................................95

   11.13 Counterparts............................................................................................95

   11.14 Agent's or Bank's Consent...............................................................................95

   11.15 Exceptions..............................................................................................95

   11.16 Consent to Forum; Waiver of Jury Trial..................................................................95


                                      (v)


   11.17 Tax Withholding Clause..................................................................................96

   11.18 Effect on Prior Credit Agreement; Amendments on Fourth Amendment Effective Date.........................96
      (a) Amendment and Restatement..............................................................................96


                                      (iv)




                                    SCHEDULES

SCHEDULE 1.01(P)           PERMITTED LIENS

SCHEDULE 1.01(R)(2)        COMMITMENTS OF BANKS

SCHEDULE 2.09(a) EXISTING LETTERS OF CREDIT; LOANS, INTEREST AND OTHER OBLIGATIONS UNDER PRIOR CREDIT AGREEMENT

SCHEDULES 6.01(a)          QUALIFICATIONS  TO  DO  BUSINESS,   SUBSIDIARIES  AND
and 6.01(c)                EXCLUDED ENTITIES

SCHEDULE 6.01(u)           MATERIAL CONTRACTS

SCHEDULE 6.01(y)           ENVIRONMENTAL DISCLOSURES

SCHEDULE 6.01(z)           CERTAIN  DISCLOSURES  REGARDING  OTHER  DEBT  OF  THE
                           BORROWER

SCHEDULE 6.01(aa)          CONVALESCENT FACILITIES INDEBTEDNESS,  LIEN RELEASES;
                           INTERCREDITOR AGREEMENTS; NON-DISTURBANCE AGREEMENTS; CONSENTS TO LEASEHOLD MORTGAGES AND SECOND LIENS

SCHEDULE 6.01(bb)          REGENCY  FACILITIES   INDEBTEDNESS;   LIEN  RELEASES;
                           INTERCREDITOR AGREEMENTS; NON-DISTURBANCE AGREEMENTS; CONSENTS TO LEASEHOLD MORTGAGES AND SECOND LIENS

SCHEDULE 8.01(l)           CERTAIN   DISCLOSURES   REGARDING   SUBORDINATION  OF
                           INDEBTEDNESS

SCHEDULE 8.02(a)           PERMITTED INDEBTEDNESS

SCHEDULE 8.02(c)           CERTAIN GUARANTIES

SCHEDULE 8.02(x)           EXISTING NEGATIVE PLEDGE COVENANTS






                                    EXHIBITS

EXHIBIT 1.01(A)            ASSIGNMENT AND ASSUMPTION AGREEMENT

EXHIBIT 1.01(G)            GUARANTY AND SURETYSHIP AGREEMENT

EXHIBIT 1.01(I)(1)         INTERCREDITOR AGREEMENT - LEASED FACILITY
  (A) and (B)

EXHIBITS 1.01(I)(2)        INTERCREDITOR AGREEMENT - OWNED FACILITY
  (A) and (B)

EXHIBIT 1.01(L)            LEASEHOLD MORTGAGE

EXHIBIT 1.01(M)            MORTGAGE

EXHIBIT 1.01(P)(1)         PLEDGE AGREEMENT (Borrower)

EXHIBIT 1.01(P)(2)         PLEDGE AGREEMENT (Subsidiaries Pledging Stock)

EXHIBIT 1.01(P)(3)         PLEDGE AGREEMENT  (Subsidiaries  Pledging Partnership
                           Interests)

EXHIBIT 1.01(R)            REVOLVING CREDIT NOTE

EXHIBIT 1.01(S)            SUBORDINATION AGREEMENT (Intercompany)

EXHIBIT 1.01(T)            TRUSTEE AGREEMENT

EXHIBIT 2.05               REVOLVING CREDIT LOAN REQUEST

EXHIBIT 8.01(l)            TERMS OF CERTAIN SUBORDINATED INDEBTEDNESS

EXHIBIT 8.01(m)(i)         ACQUISITION APPROVAL CERTIFICATE

EXHIBIT 8.01(m)(ii)        ACQUISITION NOTICE CERTIFICATE

EXHIBIT 8.03(d)(2)         COMPLIANCE  CERTIFICATE  FOR QUARTERS  ENDING 3/31/96
                           AND THEREAFTER







                                CREDIT AGREEMENT

                  THIS CREDIT AGREEMENT is dated as of May 18, 1994 and is made by and among MARINER HEALTH GROUP, INC., a Delaware corporation (the "Borrower"), the BANKS (as hereinafter defined), and PNC BANK, NATIONAL
ASSOCIATION, in its capacity as agent for the Banks under this Agreement (hereinafter referred to in such capacity as the "Agent").

                                   WITNESSETH:

                  WHEREAS, the Borrower has requested the Banks to provide a revolving credit facility to the Borrower in an aggregate principal amount not to exceed $250,000,000; and

                  WHEREAS, the Banks are willing to provide such credit upon the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

                                    ARTICLE I
                               CERTAIN DEFINITIONS
                               -------------------

                  1.01 Certain Definitions. In addition to words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof clearly requires otherwise:

                        Acquisition Approval Certificate shall have the meaning set forth in Section 8.01(m)(i).

                        Acquisition Income Reporting Period shall mean the period during which Borrower shall measure Consolidated Cash Flow from
Operations pursuant to Section 8.01(m) for purposes of computing Borrower's leverage ratio and its other financial covenants on the date on which Borrower makes any Permitted Acquisition, which period shall be either:

                                    (1)  the   four   fiscal   quarters   ending
immediately  before the date of such  Permitted  Acquisition  (the  "Immediately
Preceding Four Quarters") if such Permitted Acquisition occurs after the Delivery Date for the financial statements of Borrower for such Immediately Preceding Four Quarters, or

                                    (2) the  four  fiscal  quarters  ending  one
quarter period prior to the end of the Immediately Preceding Four Quarters (the "Second Preceding Four Quarters") if such Permitted Acquisition occurs before the Delivery Date for the financial statements of Borrower for the Immediately Preceding Four Fiscal Quarters.

                           Acquisition Notice Certificate shall have the meaning
given to such term in Section 8.01(m)(ii).






                           Acquisition  Reporting  Certification  shall mean any
Permitted Acquisition with respect to which Borrower delivers or is required to deliver either an Acquisition Notice Certificate or an Acquisition Approval Certificate pursuant to Section 8.01(m).

                           Adjusted  Consolidated  Net Income shall mean for any
period of determination an amount equal to the net income of the Borrower and its Subsidiaries for such period determined and consolidated in accordance with GAAP, plus the following expenses to the extent such expenses are deducted in computing such net income: (i) up to $9,230,000 of extraordinary, nonrecurring charges incurred by the Loan Parties in connection with the Convalescent Merger incurred in the following amounts during the following fiscal quarters: $757,000 during the fiscal quarter beginning January 1, 1995 and ending March 31, 1995; $8,410,000 during the fiscal quarter beginning April 1, 1995 and ending June 30, 1995; $54,000 during the fiscal quarter beginning July 1, 1995 and ending September 30, 1995; and $9,000 during the fiscal quarter beginning October 1, 1995 and ending December 31, 1995; (ii) up to $1,138,000 of extraordinary, nonrecurring deferred financing charges incurred by the Loan Parties in connection with the Fourth Amendment during the fiscal quarter beginning April 1, 1995 and ending June 30, 1995; (iii) up to $6,543,000 of extraordinary, nonrecurring charges incurred by the Loan Parties during the fiscal quarters beginning January 1, 1996 and ending June 30, 1996, in connection with one or more Permitted Acquisitions consummated during such period, including without limitation, in connection with the Convalescent Merger; and (iv) such other extraordinary nonrecurring charges as approved by the Required Banks pursuant to
Section 8.01(m).

                           Affiliate  as to any  person  shall  mean  any  other
person (i) which directly or indirectly controls, is controlled by, or is under common control with such person, (ii) which beneficially owns or holds 50% or more of any class of the voting stock of the Borrower, or (iii) 50% or more of the voting stock (or in the case of a person which is not an individual or a corporation, 50% or more of the equity interest) of which is beneficially owned or held, directly or indirectly, by the Borrower. Control, as used herein, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, including the power to elect a majority of the directors or trustees of a corporation or trust, as the case may be.

                           Agent shall mean PNC Bank,  National  Association and
its successors.

                           Agent's Fee shall have the  meaning  assigned to that
term in Section 10.15 hereof.

                           Agreement  shall mean this  Credit  Agreement  as the
same may be supplemented, amended, modified or restated from time to time including all schedules and exhibits hereto.

                           Ansonia  shall mean  Mariner  Health Care of Southern
Connecticut, a corporation organized and existing under the laws of the State of Connecticut.

                           Assignment  and  Assumption  Agreement  shall mean an
Assignment and Assumption Agreement by and among a Purchasing Bank, the Transferor Bank and the Agent, as Agent and on behalf of the remaining Banks, substantially in the form of Exhibit 1.01(A) hereto.

                           Authorized   Officer   shall   mean   those   persons
designated by written notice to the Agent from the Borrower, authorized to execute notices, reports and other documents required hereunder. The Borrower may amend such list of persons from time to time by giving written notice of such amendment to the Agent.

                           Banks shall mean the financial  institutions named on
Schedule 1.01(R)(2) hereto and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a Bank.

                           Base Rate shall mean the greater of (i) the  interest
rate per annum announced from time to time by the Agent at its Principal Office as its then prime rate, which rate may not necessarily be the lowest rate then being charged commercial borrowers by the Agent, or (ii) the Federal Funds Effective Rate plus one-half percent (0.5%) per annum.

                           Base Rate  Option  shall  mean  Loans  subject to the
Revolving Credit Base Rate Option.

                           Benefit   Arrangement  shall  mean  at  any  time  an
"employee benefit plan," within the meaning of Section 3(3) of ERISA, which is neither a Plan or a Multiemployer Plan and which is maintained, sponsored or otherwise contributed to, by any member of the ERISA Group.

                           Blue  Corporation  shall  mean  Blue  Corporation,  a
Georgia corporation and wholly owned subsidiary of the Borrower which merged into Convalescent on the Convalescent Merger Effective Date pursuant to the terms of the Convalescent Merger Agreement.

                           Borrower  shall mean Mariner  Health  Group,  Inc., a
corporation organized and existing under the laws of the State of Delaware.

                           Borrowing Date shall mean,  with respect to any Loan,
the date for the making thereof or the renewal thereof or conversion thereof to the same or a different Interest Rate Option, which shall be a Business Day.

                           Borrowing  Tranche shall mean (i) with respect to the
Revolving Credit Euro-Rate Portion of the Loans, Loans to which a Euro-Rate Option applies by reason of the selection of, conversion to or renewal of such Interest Rate Option on the same day and having the same Euro-Rate Interest Period, and (ii) with respect to the Revolving Credit Base Rate Portion of the Loans, Loans to which the Base Rate Option applies by reason of the selection of or conversion of such Interest Rate Option.

                           Business  Day shall mean (i) with  respect to matters
relating to the Euro-Rate Option, a day on which banks in the London interbank market are dealing in U.S. Dollar deposits and on which commercial banks are open for domestic and international business in Pittsburgh, Pennsylvania and New York, New York, and (ii) with respect to any other matter, a day on which commercial banks are open for business in Pittsburgh, Pennsylvania and New York, New York.

                           Change in Ownership shall mean if, from and after the
Closing Date, any person or group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "1934 Act") and the rules and regulations promulgated thereunder (other than a person or group owning stock of the Borrower prior to the initial public offering of the Borrower's stock consummated on June 15, 1993) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act), directly or indirectly, of securities of the Borrower (or other securities convertible into such securities) representing 50% or more of combined voting power of all securities of the Borrower entitled to a vote in the election of directors (hereinafter called a "Controlling Person"). Any change in ownership which has resulted from the Convalescent Merger shall be excluded from the determination in the preceding sentence. For purposes of this definition, a person or group shall not be a Controlling Person if such person or group holds voting power in good faith and not for the purpose of circumventing this definition as an agent, bank, broker, nominee, trustee, or holder of irrevocable proxies given in response to a solicitation pursuant to the 1934 Act, for one or more beneficial owners who do not individually, or, if they are a group acting in concert, as a group, have the voting power specified in this definition.

                           CLF Lender shall have the meaning  given to such term
in Section 6.01(aa).

                           CLF Lessor shall have the meaning  given to such term
in Section 6.01(aa).

                           CLF Lessor  Indebtedness shall have the meaning given
to such term in Section 6.01(aa).

                           Class A Excluded  Entities  shall  mean  collectively
those Excluded Entities which have not incurred any Restricted Indebtedness nor are subject to or bound by the terms of any agreement with respect to Restricted Indebtedness, and Class A Excluded Entity shall mean separately any Class A Excluded Entity.

                           Closing  Date shall mean May 18,  1994,  which is the
Business Day on which the first
Loan was made.

                           COF Lender  shall have the  meaning  assigned to such
term in Section 6.01(aa).

                           COF Owner shall have the  meaning  given to such term
in Section 6.01(aa).

                           COF Owner  Indebtedness  shall have the meaning given
to such term in Section 6.01(aa).

                           Collateral shall mean the Pledged Collateral,  all of
the collateral under the Mortgages and the Leasehold Mortgages and any other collateral security in which any of the Loan Parties may hereafter grant a security interest or other lien to the Agent for the benefit of the Banks as security for their obligations under the Loan Documents.

                           Commitment  shall  mean as to any Bank its  Revolving
Credit Commitment, and Commitments shall mean the aggregate of the Revolving Credit Commitments of all of the Banks.

                           Commitment  Fee shall have the  meaning  assigned  to
that term in Section 2.03 hereof.

                           Consolidated Cash Flow from Operations for any period
of determination shall mean the difference between the amounts determined under the following clauses (i) and (ii): (i) the sum of (X) the sum of Consolidated Net Income, depreciation, amortization, other non-cash charges to Consolidated Net Income, interest expense and income tax expense of the Borrower and its Restricted Subsidiaries for such period determined in accordance with GAAP, plus
(Y) for periods beginning on and after April 1, 1996, the sum of the Consolidated Cash Flow from Operations Adjustment Amount for all Class A Excluded Entities, minus (ii) non-cash credits to net income of the Borrower and its Restricted Subsidiaries for such period determined in accordance with GAAP, subject to the adjustments described in this definition below.

                           If the Loan Parties make a Permitted  Acquisition and
the Banks approve of the historical and pro-forma financial statements of the business acquired in such Permitted Acquisition pursuant to Section 8.01(m) hereof, Consolidated Cash Flow from Operations shall be adjusted as set forth in paragraphs (A), (B) and (C) below. The adjustments in Paragraphs (A), (B) and
(C) below shall apply to computations of the ratios in Sections 2.01, 2.03, 4.01(a), 8.02(f), 8.02(r) and 8.02(u) on the date of such Permitted Acquisition and at the end of each of the four fiscal quarters after such Permitted Acquisition. (The adjustments described in Paragraphs (A) and (B) below shall not apply to computations of such ratios made as of the end of the fiscal quarter immediately preceding the date of such Permitted Acquisition.)

                           (A)  Consolidated   Cash  Flow  from  Operations  for
periods prior to such Permitted Acquisition shall include (i) the sum of net income, depreciation, amortization, other non-cash charges to net income, interest expense and income tax expense of the acquired business, plus the adjustment, if any pursuant to clause (C) below, minus (ii) non-cash credits to net income of such business, in each case as determined in accordance with GAAP,
(B) Extraordinary or nonrecurring expenses under GAAP incurred in connection with such Permitted Acquisition shall be excluded from the net income of the acquired business when computing Consolidated Cash Flow from Operations in the preceding sentence if the Required Banks have agreed to such exclusion pursuant to Section 8.01(m), and

                           (C) To the extent, in the determination of net income
of the acquired business utilized in clause (A) above, deductions were taken in respect of rental expense pursuant to operating leases in accordance with GAAP and following the consummation of a Permitted Acquisition the Borrower appropriately amends such leases so that, in accordance with GAAP, such rental expense pursuant to operating leases may properly be treated as rental expense pursuant to capital leases (and the Borrower treats such leases as capital leases for periods following the consummation by the Borrower of such Permitted Acquisition) then, such net income for purposes of clause (A) above shall be increased by the deductions taken in respect of rental expense pursuant to such operating leases during the period of determination.

                           Consolidated  Cash  Flow from  Operations  Adjustment
Amount shall mean, for each Class A Excluded Entity, for any period of determination, the amount equal to the product of (A) a percentage, as determined by the Agent in its reasonable discretion, multiplied by (B) the difference between (i) the sum of net income, depreciation, amortization, other non-cash charges to such net income, interest expense and income tax expense of such Class A Excluded Entity for such period, as determined in accordance with GAAP, minus (ii) non-cash credits to net income of such Class A Excluded Entity for such period, as determined in accordance with GAAP. In determining the applicable percentage under clause (A) above, the Agent shall review with the Borrower the constituent documents of each Excluded Entity, including without limitation, partnership agreements, shareholder agreements and other relevant documents which the Borrower agrees to provide as the Agent may reasonably request, and the Agent shall also review the equity ownership interests of the Loan Parties in each Excluded Entity and the actual cash flow available to be distributed to the Loan Parties from the operations of each Excluded Entity.

                           Consolidated  Net Income shall mean for any period of
determination an amount equal to the net income of the Borrower and its Restricted Subsidiaries for such period determined in accordance with GAAP, but without regard to net income attributable to Excluded Entities, plus the following expenses to the extent such expenses are deducted in computing such net income: (i) up to $9,230,000 of extraordinary, nonrecurring charges incurred by the Loan Parties in connection with the Convalescent Merger incurred in the following amounts during the following fiscal quarters: $757,000 during the fiscal quarter beginning January 1, 1995 and ending March 31, 1995; $8,410,000 during the fiscal quarter beginning April 1, 1995 and ending June 30, 1995; $54,000 during the fiscal quarter beginning July 1, 1995 and ending September 30, 1995; and $9,000 during the fiscal quarter beginning October 1, 1995 and ending December 31, 1995; (ii) up to $1,138,000 of extraordinary, nonrecurring deferred financing charges incurred by the Loan Parties in connection with the Fourth Amendment during the fiscal quarter beginning April 1, 1995 and ending June 30, 1995; (iii) up to $6,543,000 of extraordinary, nonrecurring charges incurred by the Loan Parties during the fiscal quarters beginning January 1, 1996 and ending June 30, 1996, in connection with one or more Permitted Acquisitions consummated during such period, including without limitation, in connection with the Convalescent Merger; and (iv) such other extraordinary nonrecurring charges as approved by the Required Banks pursuant to Section 8.01(m).

                           Consolidated  Net Worth  shall mean as of any date of
determination total stockholders' equity of the Borrower and its Subsidiaries as of such date determined and consolidated in accordance with GAAP.

                           Convalescent shall mean Convalescent Services,  Inc.,
a corporation organized and existing under the laws of the State of Georgia.

                           Convalescent    Amendment    Agreement   shall   mean
collectively (i) that certain Amendment Agreement dated as of May 24, 1995, together with each of the schedules and exhibits thereto; and (ii) that certain Second Amendment Agreement dated as of December 29, 1995, together with each of the schedules and exhibits thereto.

                           Convalescent   Amendment  Documents  shall  mean  the
Convalescent Amendment, the Convalescent Management Agreement, the Master Agreements and each of the other documents executed in connection with the Convalescent Amendment.

                           Convalescent Annual Statements shall have the meaning
given to such term in Section 6.01(i)(i)(B).

                           Convalescent Certification shall have the meaning set
forth in the Fourth Amendment.

                           Convalescent  Facilities shall mean  collectively the
Convalescent Owned Facilities, Convalescent Leased Facilities and Convalescent Managed Facilities.

                           Convalescent  Facility  Purchase Option shall mean an
option provided by a CLF Lender or COF Lender in an Intercreditor Agreement giving the Agent or the Banks the right to purchase the CLF Lessor Indebtedness or COF Owner Indebtedness from such CLF Lender or COF Lender upon certain events of default relating to such Indebtedness.

                           Convalescent  Historical  Statements  shall  have the
meaning given to such term in Sections 6.01(i)(i)(B).

                           Convalescent   Interim   Statements  shall  have  the
meaning given to such term in Sections 6.01(i)(i)(B).

                           Convalescent  Leased Facilities shall mean the health
care facilities leased by Convalescent, as lessee. Borrower has listed the Convalescent Leased Facilities on Schedule 6.01(aa).

                           Convalescent Managed Facilities shall mean the health
care facilities formerly managed by Convalescent (and managed by Mariner through the Convalescent Merger Effective Date). Borrower has listed the Convalescent Managed Facilities on Schedule 6.01(aa) under the heading "Convalescent Managed Facilities."

                           Convalescent  Management  Agreement  shall  mean  the
Management Agreement, dated as of May 24, 1995, pursuant to which Mariner and Convalescent and affiliates of Convalescent agreed that Mariner managed each of the Convalescent Facilities between May 24, 1995 and the Convalescent Merger Effective Date.

                           Convalescent  Merger  shall  mean the  merger of Blue
Corporation into Convalescent and the other transactions referred to in the Convalescent Merger Documents. The Convalescent Merger occurred on January 2, 1996.

                           Convalescent   Merger   Agreement   shall   mean  the
Agreement and Plan of Merger dated as of January 9, 1995, pursuant to which the Convalescent Merger was consummated.

                           Convalescent   Merger   Documents   shall   mean  the
Convalescent Merger Agreement, the Convalescent Proxy, the Convalescent Participation Agreement, the other Operating Agreements referred to in the Convalescent Participation Agreement, the Management Agreement, the Amendment Agreement and the other Amendment Documents and each of the other documents executed in connection with or relating to the Convalescent Merger.

                           Convalescent Merger Effective Date shall mean January
2, 1996, which is the effective time of the merger of Blue Corporation into Convalescent.

                           Convalescent  Owned  Facilities shall mean the health
care facilities owned by Convalescent or its Subsidiaries. The Convalescent Owned Facilities are listed on Schedule 6.01(aa).

                           Convalescent  Participation Agreement shall mean that
certain Participation Agreement dated as of January 9, 1995, as amended on May 24, 1995, and December 29, 1995, among Borrower, Blue Corporation, Convalescent and the other parties referred to therein.

                           Convalescent  Proxy shall mean the Proxy Statement of
the Borrower dated March 14, 1995 and any subsequent Proxy Statement issued by Borrower in connection with the Convalescent Merger.

                           Corporate  Shares shall have the meaning  assigned to
that term in Section 6.01(c).

                           Corporate  Subsidiaries shall mean each Subsidiary of
Borrower which is a corporation.

                           Delivery  Date  shall  mean  the  date  which  is the
earlier of (i) the date on which the Borrower delivers its consolidated financial statements to the Agent and the Banks pursuant to Sections 8.03(b) and
(c), or (ii) one Business Day following the date on which such financial statements are due to be delivered pursuant to such Sections.

                           Dollar,  Dollars, U.S. Dollars and the symbol $ shall
mean lawful money of the United States of America.

                           Environmental   Complaint   shall  mean  any  written
complaint setting forth a cause of action for personal, property or natural resource damage or equitable relief, order, notice of violation, citation, request for information issued pursuant to any Environmental Laws by an

Official Body, subpoena or other written notice of any type relating to, arising out of, or issued pursuant to any of the Environmental Laws or any Environmental Conditions, as the case may be, in each case with respect to any violation or alleged violation of Environmental Laws or release or threatened release of a Regulated Substance.

                           Environmental Conditions shall mean any conditions of
the environment, including, without limitation, the work place, the ocean, natural resources (including flora or fauna), soil, surface water, ground water, any actual or potential drinking water supply sources, substrata or the ambient air, relating to or arising out of, or caused by the use, handling, storage, treatment, recycling, generation, transportation, release, spilling, leaking, pumping, emptying, discharging, injecting, escaping, leaching, disposal, dumping, threatened release or other management or mismanagement of Regulated Substances resulting from the use of, or operations on, the Property.

                           Environmental  Laws  shall mean all  federal,  state,
local and foreign laws and regulations, including without limitation permits, licenses, authorizations, bonds, orders, judgments, consent decrees issued, or entered into, pursuant thereto, relating to pollution or protection of human health or the environment or employee safety in the work place or the operation of the activities of the Borrower and its Subsidiaries.

                           ERISA  shall  mean  the  Employee  Retirement  Income
Security Act of 1974, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

                           ERISA Group shall mean, at any time, the Borrower and
all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities which, together with the Borrower, are treated as a single employer under Section 414 of the Internal Revenue Code.

                           Euro-Rate  shall  mean  with  respect  to  the  Loans
comprising any Borrowing Tranche to which the Euro-Rate Option applies for any Euro-Rate Interest Period, the interest rate per annum determined by the Agent by dividing (the resulting quotient rounded upward to the nearest 1/100 of 1% per annum) (i) the rate of interest determined by the Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the Euro-Rate offered by Telerate page 4756 as quoted by Noonan, Astley & Pearce (or appropriate successor) at approximately 11:00 A.M. London time two (2) Business Days prior to the first day of such Euro-Rate Interest Period for delivery on the first day of such Euro-Rate Interest Period in amounts comparable to such Borrowing Tranche and having maturities comparable to such Euro-Rate Interest Period by (ii) a number equal to 1.00 minus the Euro-Rate Reserve Percentage. The Euro-Rate may also be expressed by the following formula:

                                    Telerate page 4756 as Quoted by Noonan,
                Euro-Rate     =     [Astley & Pearce (or appropriate successor)]
                                    1.00 - Euro-Rate Reserve Percentage

The Euro-Rate shall be adjusted with respect to any Euro-Rate Option outstanding on the effective date of any change in the Euro-Rate Reserve Percentage as of such effective date. The Agent shall give prompt notice to the Borrower of the Euro-Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

                           Euro-Rate  Interest  Period  shall  have the  meaning
assigned to that term in Section 4.02 hereof.

                           Euro-Rate  Option  shall  mean  Loans  subject to the
Revolving Credit Euro-Rate Option.

                           Euro-Rate  Reserve  Percentage shall mean the maximum
percentage (expressed as a decimal rounded upward to the nearest 1/100 of 1%) as determined by the Agent (which determination shall be conclusive absent manifest error) which is in effect during any relevant period, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including, without limitation, supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as "Eurocurrency Liabilities") of a member bank in such System.

                           Event of  Default  shall  mean any of the  Events  of
Default described in Section 9.01 of this Agreement.

                           Excluded  Entities  shall  mean (i) any  partnership,
corporation or limited liability company which is not a Subsidiary of any Loan Party and with respect to which a Loan Party has made a Restricted Investment permitted by Section 8.02(d)(iv), and (ii) any Unrestricted Subsidiary of the Borrower which the Borrower has designated as one of the Excluded Entities and with respect to which a Loan Party has made a Restricted Investment permitted by
Section 8.02(d)(iv), and Excluded Entity shall mean separately any Excluded Entity.

                           Existing  Letters of Credit  shall  have the  meaning
given to such term in Section 2.09.

                           Expiration  Date  shall  mean,  with  respect  to the
Revolving Credit Commitment, April 30, 1999.

                           Federal Funds  Effective  Rate for any day shall mean
the rate per annum (based on a year of 360 days and actual days elapsed and rounded upward to the nearest 1/100 of 1%) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight Federal funds transactions arranged by Federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the "Federal Funds Effective Rate" as of the date of this Agreement; provided, if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the "Federal Funds Effective Rate" for such day shall be the Federal Funds Effective Rate for the last day of which such rate was announced.

                           First  Trust   Indenture   shall  mean  that  certain
Indenture of Trust dated as of October 1, 1993, between Cabell County, West Virginia and First Trust National Association, as Trustee.

                           Fourth  Amendment  shall mean that certain  Amendment
No. 4 to Credit Agreement, Waiver and Consent dated July 18, 1995 among Borrower, the Banks and Agent, together with the schedules and exhibits thereto.

                           Fourth  Amendment  Documents  shall  mean the  Fourth
Amendment and the documents executed or delivered in connection therewith.

                           Fourth  Amendment  Effective Date shall mean July 18,
1995, the effective date of the Fourth Amendment.

                           Fourth  Amendment  Fee shall mean the  non-refundable
fee paid to each Bank on the Fourth Amendment Effective Date in the amount set forth on Schedule 1.01(R)(2) referenced in and attached to the Fourth Amendment as set forth in the column titled "Fourth Amendment Fee."

                           GAAP  shall  mean   generally   accepted   accounting
principles  as are in effect on the Closing Date,  subject to the  provisions of
Section 1.03 hereof, and applied on a consistent basis (except for changes in application in which the Borrower's independent certified public accountants concur) both as to classification of items and amounts.

                           Guaranty of any person shall mean any  obligation  of
such person guaranteeing or in effect guaranteeing any liability or obligation of any other person in any manner, whether directly or indirectly, including, without limiting the generality of the foregoing, any agreement to indemnify or hold harmless any other person, any performance bond or other suretyship arrangement and any other form of assurance against loss, except endorsement of negotiable or other instruments for deposit or collection in the ordinary course of business.

                           Guaranty   Agreements  shall  mean  collectively  the
Guaranty and Suretyship Agreements, in substantially the form attached hereto as
Exhibit 1.01(G) executed and delivered by the Subsidiaries of Borrower except for Pinnacle Rehab of Gwinnette and Pinnacle's Kansas Joint Venture to the Agent for the benefit of the Banks and Guaranty Agreement shall mean separately any Guaranty Agreement.

                           Historical Statements shall have the meaning given to
such term in Section 6.01(i)(ii)(C).

                           Indebtedness shall mean as to any person at any time,
any and  all  indebtedness,  obligations  or  liabilities  (whether  matured  or
unmatured,   liquidated  or  unliquidated,   direct  or  indirect,  absolute  or
contingent, or joint or several) of such person for or in respect of: (i) borrowed money, including, without limitation the Subordinated Notes, (ii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility,

(iii) reimbursement obligations under any letter of credit, currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate protection agreement, (iv) any other transaction (including without limitation forward sale or purchase agreements, capitalized (not operating) leases required under GAAP to be disclosed as a liability on the Loan Party's balance sheet and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such person to finance its operations or capital requirements (but not including the deferred portion of any Restricted Investment in an Excluded Entity if such amount is to be paid from available cash flow from operations of the Borrower and its Subsidiaries and also not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a promissory note, instrument or other evidence of indebtedness and which are not more than ninety (90) days past due (unless such past due indebtedness is being disputed in good faith and an appropriate reserve has been established with respect to such indebtedness in accordance with GAAP)), provided that, for purposes of this clause (iv) the phrase "other evidence of indebtedness" shall not include any ordinary course evidence of trade accounts payable of the Borrower or any Subsidiary such as purchase orders or invoices, or (v) any Guaranty of Indebtedness for borrowed money.

                           Indenture  shall mean that  certain  Indenture  dated
April 4, 1996, between the Borrower and State Street Bank and Trust Company, as trustee, in respect of the Subordinated Notes, as the same may be amended, modified, supplemented or restated from time to time in accordance with this Agreement.

                           Intercreditor  Agreements shall mean collectively the
Intercreditor Agreement - Leased Facility, the Intercreditor Agreement - Owned Facility and the intercreditor agreements entered into as required pursuant to
Section 8.02(d)(iv), and Intercreditor Agreement shall mean separately any Intercreditor Agreement.

                           Intercreditor  Agreement - Leased Facility shall mean
collectively (i) the Intercreditor Agreements executed by certain of the CLF Lenders, certain CLF Lessors and the Agent; and (ii) the Intercreditor Agreements to be executed by certain of the RLF Lenders, certain RLF Lessors and the Agent, each in form and substance satisfactory to the Agent. If MHF is required to obtain an Intercreditor Agreement from a lender to a Regency Leased Facility, whether upon a refinancing or otherwise, MHF shall use its best efforts to obtain an agreement in the form of Exhibit 1.01(I)(1)(A) hereto, but in no event shall it obtain an agreement less favorable to the Agent than the form attached as Exhibit 1.01(I)(1)(B) hereto. Except as described on Schedules 6.01(aa) and 6.01(bb), each Intercreditor Agreement shall provide that the lender (i) grants to the Agent a Convalescent Facility Purchase Option or Regency Facility Purchase Option, as the case may be, and (ii) consents to the grant by Convalescent or Regency, as the case may be, to the Agent of (a) the Leasehold Mortgage relating to the Convalescent Leased Facility which secures such CLF Lessor Indebtedness; (b) Liens on the assets of Convalescent relating to such Convalescent Leased Facility; such Liens shall be second in priority to the Liens granted by Convalescent to such CLF Lender in such assets if Convalescent has granted Liens in such assets to such CLF Lender; (c) the Leasehold Mortgage relating to the Regency Leased Facility which secures such RLF Lessor Indebtedness; and (d) Liens on the assets of Regency or MHF, as the case may be, relating to such Regency

Leased Facility; such Liens shall be second in priority to the Liens granted by Regency or MHF, as the case may be, to such RLF Lender in such assets if Regency or MHF, as the case may be, has granted Liens in such assets to such RLF Lender.

                           Intercreditor  Agreement - Owned  Facility shall mean
collectively (i) the Intercreditor Agreements executed by certain of the COF Lenders and the Agent; and (ii) the Intercreditor Agreements to be executed by certain of the ROF Lenders and the Agent, each in form and substance satisfactory to the Agent. If MHF is required to obtain an Intercreditor Agreement from a lender to a Regency Owned Facility, whether upon a refinancing or otherwise, MHF shall use its best efforts to obtain an agreement in the form of Exhibit 1.01(I)(2)(A) hereto, but in no event shall it obtain an agreement less favorable to the Agent than the form attached as Exhibit 1.01(I)(2)(B) hereto. Except as described on Schedules 6.01(aa) and 6.01(bb), each Intercreditor Agreement shall provide that the lender (i) grants to the Agent a Convalescent Facility Purchase Option or Regency Facility Purchase Option, as the case may be, and (ii) consents to the execution and delivery of a Mortgage in favor of the Agent for the benefit of the Banks on the Convalescent Owned Facility which secures the COF Owner Indebtedness owed to such COF Lender or on the Regency Owned Facility which secures the Regency Owner Indebtedness owed to such Regency Lender, as the case may be.

                           Interest  Payment Date shall mean each date specified
for the payment of interest in Section 5.03.

                           Interest Rate Option shall mean the Revolving  Credit
Euro-Rate Option or Revolving Credit Base Rate Option.

                           Internal Revenue Code shall mean the Internal Revenue
Code of 1986, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

                           Labor  Contracts  shall have the meaning  assigned to
that term in Section 6.01(u).

                           Law  shall  mean  any  law  (including  common  law),
constitution, statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, injunction, writ, decree or award of any Official Body.

                           Leasehold  Mortgages  shall  mean  collectively,  the
Leasehold Mortgages, each substantially in the form of Exhibit 1.01(L), granted by Convalescent in favor of the Agent for the benefit of the Banks with respect to each of the Convalescent Leased Facilities or granted by MHF in favor of the Agent for the benefit of the Banks with respect to certain of the Regency Leased Facilities.

                           Letter of Credit  shall have the meaning  assigned to
that term in Section 2.09.

                           Letter of Credit Fee shall have the meaning  assigned
to that term in Section 2.09.

                           Lien shall mean any mortgage,  deed of trust, pledge,
lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including but not limited to any conditional sale or title retention arrangement, and any assignment, deposit arrangement or capitalized lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing).

                           Loan Documents shall mean this Agreement,  the Notes,
the Guaranty Agreements, the Pledge Agreements, the Mortgages, the Leasehold Mortgages, the Intercreditor Agreements, the Trustee Agreement, the Subordination Agreement (Intercompany), the letter from PNC Bank to Borrower dated June 30, 1994 and Amendment Nos. 2 and 3 dated as of September 28, 1994 and September 30, 1994, respectively, the Fourth Amendment Documents, Amendment No. 5 dated November 3, 1995, Amendment No. 6 dated December 29, 1995, Amendment No. 7 dated February 15, 1996, Amendment No. 8 dated March 28, 1996, Amendment No. 9 dated April 30, 1996, Amendment No. 10 dated __________, and any other instruments, certificates or documents delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, as the same may have previously been or in the future be supplemented or amended from time to time in accordance herewith or therewith, and Loan Document shall mean any of the Loan Documents.

                           Loan   Parties   shall  mean  the  Borrower  and  its
Subsidiaries,  other  than  those  Subsidiaries  which  are  permitted  Excluded
Entities.

                           Loan  Request  shall  mean a  request  for  Revolving
Credit Loans made in accordance with Section 2.05 hereof or a request to select, convert to or renew a Euro-Rate Option in accordance with Section 4.02 hereof.

                           Loans  shall  mean  collectively  and Loan shall mean
separately all Revolving Credit Loans or any Revolving Credit Loan.

                           Mariner Historical  Statements shall have the meaning
given to such term in Section 6.01(i)(i)(A).

                           Mariner  Maryland  shall mean Mariner  Health Care of
Baltimore, Inc., a corporation organized and existing under the laws of the Commonwealth of Massachusetts.

                           Mariner-NBT/NBG Guaranty shall have the meaning given
to such term in Section 8.01(o).

                           Material   Adverse  Change  shall  mean  any  set  of
circumstances or events which (a) has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of this Agreement or any other Loan Document, (b) is or could reasonably be expected to be material and adverse to the business, properties, assets, financial condition, results of operations or prospects of the Borrower and its Subsidiaries taken as a whole, (c) impairs materially or could reasonably be expected to impair materially the ability of the Borrower or any of its Subsidiaries to duly and punctually pay or perform its Indebtedness, or (d) impairs materially or could reasonably be expected to impair materially the ability of the Agent or any of the Banks, to the extent permitted, to enforce their legal remedies pursuant to this Agreement or any other Loan Document.

                           Material  Subsidiary  shall mean any  Subsidiary  the
revenue or net income of which represented more than five percent (5%) of the Borrower's consolidated revenues or consolidated net income during the preceding four (4) fiscal quarters.

                           MedRehab   Merger   shall  mean  the  merger  of  MRI
Acquisition Corp., a Delaware corporation and a wholly-owned Subsidiary of the Borrower with and into MedRehab, Inc., a Delaware corporation and the other transactions referred to in the MedRehab Merger Documents. The MedRehab Merger occurred on March 1, 1996.

                           MedRehab  Merger  Agreement  shall mean that  certain
Agreement and Plan of Merger dated as of February 9, 1996, by and among the Borrower, MRI Acquisition Corp., a Delaware corporation and MedRehab, Inc., a Delaware corporation.

                           MedRehab  Merger  Documents  shall mean the  MedRehab
Merger Agreement and all other documents executed in connection with or relating to the MedRehab Merger.

                           Member  Interests shall have the meaning  assigned to
that term in Section 6.01(c).

                           MHF shall mean  Mariner  Health of Florida,  Inc.,  a
Delaware corporation and a wholly-owned subsidiary of the Borrower.

                           month,  with respect to a Euro-Rate  Interest Period,
shall mean the interval between the days in consecutive calendar months numerically corresponding to the first day of such Euro-Rate Interest Period. The last day of a calendar month shall be deemed to be such numerically corresponding day for such calendar month (i) if there is no such numerically corresponding day in such calendar month, or (ii) if the first day of such Euro-Rate Interest Period is the last Business Day of a calendar month.

                           Mortgages  shall mean  collectively  the second  Lien
Mortgages, each substantially in the form of Exhibit 1.01(M): (i) granted by the COF Owner in favor of the Agent for the benefit of the Banks on each of the Convalescent Owned Facilities which is encumbered by Liens in favor of a COF Lender; or (ii) granted by the ROF Owner in favor of the Agent for the benefit of the Banks on each of the Regency Owned Facilities which is encumbered by Liens in favor of a ROF Lender.

                           Multiemployer  Plan shall mean any  employee  benefit
plan which is a "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA and to which the Borrower or any member of the ERISA Group is then making or accruing an obligation to make contributions or, within the preceding five Plan years, has made or had an obligation to make such contributions.

                           Multiple  Employer  Plan  shall mean a Plan which has
two or more contributing sponsors (including the Borrower or any member of the ERISA Group) at least two of whom are not under common control, as such a plan is described in Sections 4063 and 4064 of ERISA.

                           NBG shall mean NationsBank of Georgia, N.A.

                           NBT shall mean NationsBank of Tennessee, N.A.

                           Ninth  Amendment  Effective Date shall mean April 30,
1996, which shall be the effective date of the Amendment No. 9 to this Agreement.

                           Non-Disturbance  Agreements  shall mean  collectively
(i) the  non-disturbance  agreements  executed  by each  CLF  Lender  listed  on
Schedule 6.01(aa) and Convalescent, each providing in part that the CLF Lender shall recognize Convalescent's right as the lessee under its lease of its Convalescent Leased Facility should the CLF Lender foreclose upon such facility, and (ii) the non-disturbance agreements or other agreement containing nondisturbance provisions executed by each RLF Lender listed on Schedule 6.01(bb) and MHF, each providing in part that the RLF Lender shall recognize Regency's right as the lessee under its lease of its Regency Leased Facility should the RLF Lender foreclose upon such facility, such non-disturbance agreements or provisions to be reasonably satisfactory to the Agent in form and substance.

                           Notes shall mean  collectively  the Revolving  Credit
Notes.

                           Official  Body  shall  mean  any  national,  federal,
state, local or other government or political subdivision thereof or any agency, authority, bureau, central bank, commission, department or instrumentality of any government or political subdivision thereof, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

                           Partnership  Interest shall have the meaning given to
such term in Section 6.01(c).

                           Partnership  Subsidiaries  shall mean each Subsidiary
of Borrower which is a general or limited partnership.

                           PBGC  shall  mean  the   Pension   Benefit   Guaranty
Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor.

                           Permitted   Acquisition   shall   mean  any   merger,
consolidation or acquisition after the Closing Date described in and permitted under clauses (iii) or (iv) of Section 8.02(f).

                           Permitted  Convalescent  Leased  Facility Liens shall
mean Liens on certain of the Permitted General Intangibles of Convalescent relating to certain of the Convalescent Leased Facilities more particularly described on Schedule 6.01(aa). Each such Lien is granted by Convalescent in favor of a CLF Lender and secures CLF Lessor Indebtedness described on Schedule 6.01(aa). Such Liens are permitted hereunder on and after the Convalescent Merger Effective Date, subject to the following limitations:

                                (i) Each of such Liens must be  terminated on or
before the earlier of: (i) the maturity of the CLF Lessor Indebtedness which such Lien secures (without giving effect to any extension of such maturity after the Fourth Amendment Effective Date) or (ii) any refinancing, replacement or substitution of the CLF Lessor Indebtedness which such Lien secures;

                                (ii)  Convalescent  shall have  granted to Agent
perfected security interests in each of the assets encumbered by such Liens and Agent's security interests shall have priority over all other Liens on such assets except that they shall be subordinate to the Liens in favor of the CLF Lender, unless the CLF Lender is listed on Schedule 6.01(aa) hereto and such Schedule states that such Lender has refused to consent to the grant to Agent of such second Liens;

                                (iii) The amount of CLF Indebtedness  secured by
such Liens may not be increased after the Fourth Amendment Effective Date and any reductions in the amount of such Indebtedness after such date shall be permanent; and

                                (iv)  Any  termination  of such  Liens  by a CLF
Lender in an asset after the Fourth Amendment Effective Date shall be permanent and Convalescent may not thereafter grant a new Lien on such asset.

                           Permitted  Convalescent  Owned  Facility  Liens shall
mean Liens on real and personal property of Convalescent or its Subsidiaries relating to certain of the Convalescent Owned Facilities more particularly described on Schedule 6.01(aa). Such Liens are granted in favor of the COF Lender and secure COF Owner Indebtedness as described on Schedule 6.01(aa). Such Liens are permitted hereunder, subject to the following limitations:

                                (i) Each of such Liens must be  terminated on or
before the earlier of: (i) the maturity of the COF Owner Indebtedness which such Lien secures (without giving effect to any extension of such maturity after the Fourth Amendment Effective Date) or (ii) any refinancing, replacement or substitution of the COF Owner Indebtedness which such Lien secures; and

                                (ii) The COF Owner  shall have  granted to Agent
second priority mortgage liens and security interests in each of the assets which is encumbered by such Liens; and

                                (iii)  The  amount  of  COF  Owner  Indebtedness
secured by such Liens may not be increased after the Fourth Amendment Effective Date and any reductions in the amount of such Indebtedness after such date shall be permanent; and

                                (iv) Any  termination  of a Lien by a COF Lender
in an asset after the Fourth Amendment Effective Date shall be permanent and Convalescent or its Subsidiaries may not thereafter grant a new Lien on such asset.

                           Permitted  General  Intangibles  shall mean licenses,
permits, certificates or Medicare/Medicaid reimbursement contracts.

                           Permitted Investments shall mean:

                                (i) direct  obligations  of the United States of
America or any agency or instrumentality thereof or obligations backed by the full faith and credit of the United States of America maturing in twelve months or less from the date of acquisition;

                                (ii)  commercial  paper  maturing in 180 days or
less rated not lower than A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service on the date of acquisition;

                                (iii)   demand   deposits,   time   deposits  or
certificates of deposit maturing within one year in commercial banks whose obligations are rated A-1, A or the equivalent or better by Standard & Poor's Corporation or Moody's Investors Service on the date of acquisition;

                                (iv)   publicly   traded  debt   securities   or
preferred stocks rated at least A or better by either Standard & Poor's Corporation or by Moody's Investors Service which in the aggregate do not have, at any time, a cost basis under GAAP in excess of $1,000,000;

                                (v) common stocks,  or mutual funds which invest
in common stocks provided that (A) such stocks are of corporations organized and existing under the laws of the United States of America, (B) such stocks are traded publicly on a national securities exchange or the "over the counter market", (C) the Borrower or its Subsidiaries do not have a cost basis in excess of $15,000,000 in the aggregate in such stocks and mutual funds, (D) the Borrower or its Subsidiaries invest in such stocks or mutual funds using funds obtained from sources other than, directly or indirectly, proceeds of Loans hereunder and (E) the cost basis of the Borrower or its Subsidiaries in such stocks and mutual funds does not exceed at any time the amount of cash invested in investments described in clauses (i) through (iv) and (vi) of this definition of Permitted Investments; and

                                (vi)  investments in money market funds rated AA
or AAm-G or higher by Standard & Poor's Corporation (or equivalent rating) whose net asset value remains a constant $1.00 per share.

                           Permitted Liens shall mean:

                                (i) Liens for  taxes,  assessments,  or  similar
charges, incurred in the ordinary course of business and which are not yet due and payable;

                                (ii)  Pledges or deposits  made in the  ordinary
course of business to secure payment of workers' compensation, or to participate in any fund in connection with workers' compensation, unemployment insurance, old-age pensions or other social security programs;

                                (iii)   Liens   of    mechanics,    materialmen,
warehousemen, carriers, or other like Liens, securing obligations incurred in the ordinary course of business that are not yet due and payable and Liens of landlords securing obligations to pay lease payments that are not yet due and payable or in default;

                                (iv) Good faith  pledges or deposits made in the
ordinary course of business to secure performance of bids, tenders, progress or advance payments, contracts (other than for the repayment of borrowed money) or leases, not in excess of the aggregate amount due thereunder, or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business;

                                (v)    Encumbrances    consisting    of   zoning
restrictions, easements, reservations, rights of way or other restrictions on the use of real property, none of which materially impairs the use of such property as currently used or the value thereof, and none of which is violated in any material respect by existing or proposed structures or land use;

                                (vi) Liens,  security interests and mortgages in
favor of the Agent for the benefit of the Banks;

                                (vii) Liens in respect of capital  leases as and
to the extent permitted in Section 8.02(p) and Liens in respect of operating leases;

                                (viii)  Any  Lien  existing  on the date of this
Agreement and described on Schedule 1.01(P) hereto (excluding Permitted Convalescent Leased Facility Liens, Permitted Convalescent Owned Facility Liens, Permitted Regency Leased Facility Liens and Permitted Regency Owned Facility Liens, which are addressed in clauses (xi), (xii), (xiii) and (xiv) below and in the definitions of such terms) provided that the principal amount secured thereby is not hereafter increased and no additional assets become subject to such Lien (other than through after-acquired property clauses in effect on the date hereof);

                                (ix) Purchase Money Security  Interests or other
liens, provided that the aggregate amount of loans and deferred payments secured by such Purchase Money Security Interests or other liens shall not exceed $500,000 (excluding for the purpose of this computation any loans or deferred payments secured by Liens described on Schedule 1.01(P) hereto);

                                (x) The following, (A) if the validity or amount
thereof is being contested in good faith by appropriate and lawful proceedings diligently conducted so long as levy and execution thereon have been stayed and continue to be stayed or (B) if a final judgment is entered and such judgment is discharged within thirty (30) days of entry, and in either case they do not materially affect the Collateral or, in the aggregate, materially impair the ability of any Loan Party to perform its obligations hereunder or under the other Loan Documents:

                                          (1)   Claims  or  Liens   for   taxes,
                  assessments or charges due and payable and subject to interest or penalty, provided that such Loan Party maintains such reserves or other appropriate provisions as shall be required by GAAP and pays all such taxes, assessments or charges forthwith upon the commencement of proceedings to foreclose any such Lien;

                                          (2)  Claims,   Liens  or  encumbrances
                  upon, and defects of title to, real or personal property other than a material portion of the Collateral, including any attachment of personal or real property or other legal process prior to adjudication of a dispute on the merits; or

                                          (3)  Claims  or  Liens  of  mechanics,
                  materialmen,   warehousemen,   carriers,  or  other  statutory
                  nonconsensual Liens;

                              (xi) Permitted Convalescent Leased Facility Liens;

                              (xii) Permitted Convalescent Owned Facility Liens;

                              (xiii) Permitted Regency Leased Facility Liens;

                              (xiv) Permitted Regency Owned Facility Liens; and

                                (xv) With respect to an Unrestricted  Subsidiary
which is an Excluded Entity, Liens securing Indebtedness incurred by such Unrestricted Subsidiary, provided that the sole assets subject to such Lien are assets of such Unrestricted Subsidiary or assets of a person other than any Loan Party or other Unrestricted Subsidiary.

                           Permitted  Regency  Leased  Facility Liens shall mean
Liens on certain of the Permitted General Intangibles of Regency or MHF relating to certain of the Regency Leased Facilities more particularly described on
Schedule 6.01(bb). Each such Lien is granted by Regency in favor of a RLF Lender and secures RLF Lessor Indebtedness described on Schedule 6.01(bb). Such Liens are permitted hereunder on and after the Regency Merger Effective Date, subject to the following limitations:

                                (i) Each of such Liens must be  terminated on or
before the earlier of: (i) the maturity of the RLF Lessor Indebtedness which such Lien secures (without giving effect to any extension of such maturity after the Ninth Amendment Effective Date) or (ii) any refinancing, replacement or substitution of the RLF Lessor Indebtedness which such Lien secures;

                                (ii)   Regency   shall  have  granted  to  Agent
perfected security interests in each of the assets encumbered by such Liens and Agent's security interests shall have priority over all other Liens on such assets except that they shall be subordinate to the Liens in favor of the RLF Lender, unless the RLF Lender is listed on Schedule 6.01(bb) hereto and such Schedule states that such Lender has refused to consent to the grant to Agent of such second Liens;

                                (iii) The amount of RLF Indebtedness  secured by
such Liens may not be increased after the Ninth Amendment Effective Date and any reductions in the amount of such Indebtedness after such date shall be permanent; and

                                (iv)  Any  termination  of such  Liens  by a RLF
Lender in an asset after the Ninth Amendment Effective Date shall be permanent and Regency may not thereafter grant a new Lien on such asset.

                           Permitted  Regency  Owned  Facility  Liens shall mean
Liens on real and personal property of Regency or MHF or their Subsidiaries relating to certain of the Regency Owned Facilities more particularly described on Schedule 6.01(bb). Such Liens are granted in favor of the ROF Lender and secure ROF Owner Indebtedness as described on Schedule 6.01(bb). Such Liens are permitted hereunder, subject to the following limitations:

                                (i) Each of such Liens must be  terminated on or
before the earlier of: (i) the maturity of the ROF Owner Indebtedness which such Lien secures (without giving effect to any extension of such maturity after the Ninth Amendment Effective Date) or (ii) any refinancing, replacement or substitution of the ROF Owner Indebtedness which such Lien secures; and

                                (ii) The ROF Owner  shall have  granted to Agent
second priority mortgage liens and security interests in each of the assets which is encumbered by such Liens; and

                                (iii)  The  amount  of  ROF  Owner  Indebtedness
secured by such Liens may not be increased after the Ninth Amendment Effective Date and any reductions in the amount of such Indebtedness after such date shall be permanent; and

                                (iv) Any  termination  of a Lien by a ROF Lender
in an asset after the Ninth Amendment Effective Date shall be permanent and Regency or its Subsidiaries may not thereafter grant a new Lien on such asset.

                           Person  shall  mean  any   individual,   corporation,
partnership, association, joint-stock company, trust, unincorporated organization, joint venture, government or political subdivision or agency thereof, or any other entity.

                           Pinnacle  shall mean  Pinnacle  Care  Corporation,  a
corporation organized and existing under the laws of the State of Delaware.

                           Pinnacle Rehab of Gwinnette shall mean Pinnacle Rehab
of Gwinnette, a general partnership formed and existing under the laws of the State of Georgia, with Pinnacle Rehabilitation of Georgia, Inc., a Georgia corporation, Maurice Jove and Howard Krone as its general partners.

                           Pinnacle's Kansas Joint Venture shall mean Pinnacle's
Kansas Joint Venture, a general partnership formed and existing under the laws of the State of Kansas, with Pinnacle Rehabilitation of Missouri, Inc., a Missouri corporation and Jusker Corporation, a Kansas corporation as its general partners.

                           Plan  shall  mean  at any  time an  employee  pension
benefit plan (including a Multiple Employer Plan but not a Multiemployer Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained by any entity which was at such time a member of the ERISA Group for employees of any entity which was at such time a member of the ERISA Group.

                           Pledge  Agreements shall mean collectively the Pledge
Agreements in substantially the form attached hereto as: (i) Exhibit 1.01(P)(1) executed and delivered by the Borrower to the Agent for the benefit of the Banks; (ii) Exhibit 1.01(P)(2) executed and delivered by any Subsidiary which owns any equity ownership interest in another Corporate Subsidiary to the Agent for the benefit of the Banks; (iii) Exhibit 1.01(P)(3) executed by any Subsidiary which owns any interest in a Partnership Subsidiary; and (iv) any other agreement pledging equity interests of a Subsidiary to the Agent for the benefit of the Banks, in form and substance satisfactory to the Agent, as any such Pledge Agreement may hereinafter be modified, amended, restated or replaced from time to time in form and substance satisfactory to the Agent, and Pledge Agreement shall mean separately any Pledge Agreement.

                           Pledged Collateral shall have the meaning assigned to
that term in the respective Pledge Agreements.

                           PNC Bank shall mean PNC Bank, National Association, a
national banking association, its successors and assigns.

                           Potential  Default  shall mean any event or condition
which with notice, passage of time or a determination by the Agent or the Required Banks, or any combination of the foregoing, would constitute an Event of Default.

                           Principal  Office shall mean the main banking  office
of the Agent, Fifth Avenue and Wood Street, Pittsburgh, Pennsylvania 15265.

                           Prior Credit Agreement shall mean that certain Credit
Agreement dated as of October 6, 1993 among Borrower, certain of the Banks and PNC Bank, as Agent.

                           Prior  Security  Interest  shall  mean  a  valid  and
enforceable perfected first priority security interest under the Uniform Commercial Code in the UCC Collateral which is subject only to Permitted Liens.

                           Prohibited  Transaction  shall  mean  any  prohibited
transaction as defined in Section 4975 of the Internal Revenue Code or Section 406 of ERISA for which neither an individual nor a class exemption has been issued by the United States Department of Labor.

                           Property shall mean all real property, both owned and
leased, of the Loan Parties.

                           Purchase  Money  Security  Interest  shall mean Liens
upon tangible personal property securing loans to a Loan Party or deferred payments by a Loan Party for the purchase of such tangible personal property.

                           Purchase  Price  shall  mean,  with  respect  to  any
Permitted  Acquisition by the Loan Parties, the sum of (i) cash paid at closing,
(ii) the amount of any deferred payments, which are not contingent on the financial performance of the business being acquired, (iii) the projected amount of any deferred payments which are contingent on the financial performance of the business being acquired following the acquisition, provided that it shall be assumed for purposes of such projection that the cash flow and other financial performance of the acquired business in each year after the acquisition date shall be the same as the financial performance of such business during the twelve (12) months preceding such date, (iv) the amount of any debt assumed or guaranteed by any Loan Party, (v) if the Loan Parties are acquiring stock of another person (whether by purchase, merger or otherwise) the amount of debt of such person outstanding after the acquisition, plus (vi) the value of any stock, securities or other consideration given by any of the Loan Parties in connection therewith. If the consideration to be paid in connection with a Permitted Acquisition includes deferred payments which are contingent on the financial performance of the acquired business after the acquisition, the Loan Parties shall compare the amount of deferred payments which the Loan Parties actually pay (or which become ascertainable if the Loan Parties can ascertain the amount of any deferred payments before paying them) with the amount which the Loan Parties projected they would pay pursuant to clause (iii) in the preceding sentence. The Purchase Price in connection with such acquisition shall be deemed to increase by the amount of such excess for purposes of determining the aggregate Purchase Price paid by the Loan Parties in connection with Permitted Acquisitions pursuant to Sections 8.02(f)(iii)(v) and 8.02(f)(iv)(x).

                           Purchasing  Bank shall  mean a Bank  which  becomes a
party to this Agreement by executing an Assignment and Assumption Agreement.

                           Ratable Share shall mean the proportion that a Bank's
Revolving Credit Commitment bears to the Revolving Credit Commitments of all of the Banks, respectively.

                           Regency shall mean Regency Health Care Centers, Inc.,
a corporation organized and existing under the laws of the State of Georgia which shall merge with and into Mariner Health of Florida, Inc., a Delaware corporation and a wholly-owned subsidiary of the Borrower which shall be the survivor of such merger in accordance with the Regency Merger Documents.

                           Regency   Facilities  shall  mean   collectively  the
Regency Owned Facilities and Regency Leased Facilities.

                           Regency Facility Purchase Option shall mean an option
provided by a RLF Lender or ROF Lender in an Intercreditor Agreement giving the Agent or the Banks the right to purchase the RLF Lessor Indebtedness or ROF Owner Indebtedness from such RLF Lender or ROF Lender upon certain events of default relating to such Indebtedness.

                           Regency Leased  Facilities shall mean the health care
facilities leased by Regency, as lessee. Borrower has listed the Regency Leased Facilities on Schedule 6.01(bb) under the heading "Regency Leased Facilities."

                           Regency  Merger shall mean the merger of Regency into
Mariner Health of Florida, Inc., a Delaware corporation and a wholly-owned subsidiary of the Borrower and the other transactions referred to in the Regency Merger Documents. The Regency Merger is expected to occur on May 1, 1996.

                           Regency  Merger  Agreement  shall  mean that  certain
Agreement and Plan of Merger dated as of February 27, 1996, among the Borrower, Mariner Health of Florida, Inc., a Delaware corporation, Regency Health Care Centers, Inc., a Florida corporation, MedTx Corporation, a Florida corporation, Dennis J. Ferguson, J. Steven Garthe, Joseph V. Lennartz, Deborah B. Wilson and Ronald E. Hayes, as trustee of The Ronald E. Hayes Revocable Trust of 1994, or hereinafter amended or modified from time to time as permitted by this Agreement.

                           Regency  Merger  Documents  shall  mean  the  Regency
Merger Agreement and all other documents executed in connection with or relating to the Regency Merger.

                           Regency   Merger   Effective   Date  shall  mean  the
effective time of the merger of Regency into Mariner Health of Florida, Inc. The Regency Merger Effective Date is expected to be on May 1, 1996.

                           Regency Owned  Facilities  shall mean the health care
facilities owned by Regency or its Subsidiaries. The Regency Owned Facilities are listed on Schedule 6.01(bb) under the heading "Regency Owned Facilities."

                           Regulated   Substances   shall  mean  any  substance,
including without limitation any solid, liquid, gaseous, thermal or thoriated material, refuse, garbage, wastes, chemicals, petroleum products or by-products, dust, scrap, PCB's, heavy metals, any substances defined as "hazardous substances," "pollutants," "pollution," "contaminant," "hazardous or toxic substances," "toxic wastes," "regulated substances," "industrial waste,"
"residual waste," "solid wastes," "municipal wastes," "infectious waste," "chemotherapeutic waste," "medical waste" or any related materials or substances as now or hereafter defined pursuant to any Environmental Laws, ordinances, rules or directives of any Official Body, the generation, manufacture, processing, distribution, treatment, storage, disposal, transport, recycling, reclamation, use, reuse or other management or mismanagement of which is regulated by the Environmental Laws.

                           Regulation  U shall mean  Regulation  U, T, G or X as
promulgated by the Board of Governors of the Federal Reserve System, as amended from time to time.

                           Reimbursement   Agreement  shall  mean  that  certain
Reimbursement Agreement dated as of October 1, 1993, as amended, among Seventeenth Street Partnership, NBT and NBG which provides in part that Seventeenth Street Partnership shall reimburse NBT and NBG in respect of draws under the Seventeenth Street Letter of Credit.

                           Reportable  Event means a reportable  event described
in Section 4043 of ERISA and regulations thereunder with respect to a Plan or Multiemployer Plan.

                           Required  Banks  shall mean (i) if there are no Loans
outstanding, Banks whose Commitments aggregate at least 51% of the Commitments of all of the Banks, or (ii) if there are Loans outstanding, Banks whose Loans outstanding aggregate at least 51% of the total principal amount of the Loans outstanding hereunder.

                           Restricted  Indebtedness  shall mean with  respect to
the Excluded Entities, Indebtedness secured by any Liens, other than Indebtedness not to exceed $250,000 in the aggregate for all Excluded Entities secured by Purchase Money Security Interests.

                           Restricted  Investments  shall mean  collectively the
following with respect to the Excluded Entities: (i) investments or contributions by any of the Loan Parties directly or indirectly in or to the capital of or other payments to (except in connection with transactions for fair value in the ordinary course of business) an Excluded Entity, (ii) loans by any of the Loan Parties directly or indirectly to an Excluded Entity, (iii) guaranties by any of the Loan Parties directly or indirectly of the obligations of an Excluded Entity, or (iv) other obligations, contingent or otherwise, of any of the Loan Parties to or for the benefit of an Excluded Entity. If the nature of a Restricted Investment is tangible property then the amount of such Restricted Investment shall be determined by valuing such property at fair value in accordance with the past practice of the Loan Parties and such fair values shall be satisfactory to the Agent, in its sole discretion.

                           Restricted  Subsidiaries  shall mean all Subsidiaries
of the Borrower other than the Unrestricted Subsidiaries of the Borrower which as of the date of determination are Excluded Entities.

                           Revolving  Credit  Base Rate  Option  shall  have the
meaning assigned to that term in Section 4.01(a)(i).

                           Revolving  Credit  Base Rate  Portion  shall mean the
portion of the Revolving Credit Loans bearing interest at any time under the Revolving Credit Base Rate Option.

                           Revolving Credit Commitment shall mean as to any Bank
at any time, the amount initially set forth opposite its name on Schedule 1.01(R)(2) hereto in the column labeled "Amount of Commitment for Revolving Credit Loans," and thereafter on Schedule I to the most recent Assignment and Assumption Agreement, as such amount shall be reduced from time to time pursuant to Sections 2.01 and 2.10 hereof, and Revolving Credit Commitments shall mean the aggregate Revolving Credit Commitments of all of the Banks.

                           Revolving  Credit  Euro-Rate  Option  shall  have the
meaning assigned to that term in Section 4.01(a)(ii).

                           Revolving  Credit  Euro-Rate  Portion  shall mean the
portion of the Revolving Credit Loans bearing interest at any time under the Revolving Credit Euro-Rate Option.

                           Revolving  Credit Loan Request shall have the meaning
set forth in Section 2.05.

                           Revolving  Credit Loans shall mean  collectively  and
Revolving Credit Loan shall mean separately all Revolving Credit Loans or any Revolving Credit Loan made by the Banks or one of the Banks to the Borrower pursuant to Section 2.01 hereof.

                           Revolving  Credit Notes shall mean  collectively  all
the Revolving Credit Notes of the Borrower in the form of Exhibit 1.01(R) hereto evidencing the Revolving Credit Loans together with all amendments, extensions, renewals, replacements, refinancings or refundings thereof in whole or in part and Revolving Credit Note shall mean separately any Revolving Credit Note.

                           RLF Lender shall have the meaning  given to such term
in Section 6.01(bb).

                           RLF Lessor shall have the meaning  given to such term
in Section 6.01(bb).

                           RLF Lessor  Indebtedness shall have the meaning given
to such term in Section 6.01(bb).

                           ROF Lender shall have the meaning  given to such term
in Section 6.01(bb).

                           ROF Owner shall have the  meaning  given to such term
in Section 6.01(bb).

                           ROF Owner  Indebtedness  shall have the meaning given
to such term in Section 6.01(bb).

                           Solvent  shall mean,  with respect to any person on a
particular date, that on such date (i) the fair value of the property of such person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such person, (ii) the present fair saleable value of the assets of such person is not less than the amount that will be required to pay the probable liability of such person on its debts as they become absolute and matured, (iii) such person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such person does not intend to, and does not believe that it will, incur debts or liabilities beyond such person's ability to pay as such debts and liabilities mature, and (v) such person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                           Subordinated  Indebtedness Incurrence Date shall mean
March 28, 1996, the date of issuance by the Borrower of the Subordinated Notes pursuant to and in accordance with the Indenture.

                           Subordinated  Notes  shall  mean the $150  million in
original principal amount of Subordinated Notes due 2006 issued by the Borrower pursuant to the Indenture. It is acknowledged that prior to the Exchange Offer, the Subordinated Notes shall consist of the Series A Securities, and following the Exchange Offer, the Subordinated Notes shall consist of the Series B Securities and any Series A Securities which are not exchanged in the Exchange Offer, as such terms are defined in the Indenture.

                           Subordination  Agreement  (Intercompany)  shall  mean
that certain Subordination Agreement (Intercompany) in the form of Exhibit 1.01(S) hereto executed and delivered by each Loan Party to the Agent for the benefit of the Banks.

                           Subsidiary  of any  person at any time shall mean (i)
any corporation, limited liability company or trust of which more than 50% (by number of shares or number of votes) of the outstanding capital stock, member interests or shares of beneficial interest normally entitled to vote for the election of one or more directors or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person's Subsidiaries, or any partnership of which such Person is a general partner or of which more than 50% of the general or voting partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries, and (ii) any corporation, trust, limited liability company, partnership or other entity which is controlled or capable of being controlled by such Person or one or more of such Person's Subsidiaries.

                           Total  Indebtedness  shall  mean  as of any  date  of
determination, without duplication, the total Indebtedness of the Borrower and its Subsidiaries.

                           Transferor  Bank shall mean the selling Bank pursuant
to an Assignment and Assumption Agreement.

                           Tri-State shall mean Tri-State  Health Care,  Inc., a
West Virginia corporation, which is a Subsidiary of Pinnacle and the sole general partner of Seventeenth Street Partnership.

                           Trustee  Agreement  shall  mean that  certain  Paying
Agency Agreement executed by Convalescent, PNC Bank and certain of the CLF Lessors listed on Schedule 6.01(aa) in the form of Exhibit 1.01(T) providing for the payment by Convalescent to PNC Bank, as trustee for Convalescent and such CLF Lessors, of monies due to the CLF Lessors under the leases between such CLF Lessors and Convalescent, and the subsequent payment of such monies by PNC Bank to the CLF Lenders.

                           UCC Collateral shall mean the Pledged  Collateral and
that portion of the Collateral under the Mortgage or the Leasehold Mortgage which consists of personal property in which a security interest may be granted under the Uniform Commercial Code.

                           Uniform   Commercial  Code  shall  have  the  meaning
assigned to that term in Section 6.01(p).

                           Unrestricted  Subsidiary  of any  person  at any time
shall mean any corporation or limited liability company of which more than 50% but less than 80% (by number of shares or number of votes) of the outstanding capital stock or member interests normally entitled to vote for the election of one or more directors (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person's Subsidiaries, or any partnership of which such Person is a general partner or of which more than 50% but less than 80% of the general or voting partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries.

                  1.02 Construction. Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole, "or" has the inclusive meaning represented by the phrase "and/or," and "including" has the meaning represented by the phrase "including without limitation." References in this Agreement to "determination" of or by the Agent or the Banks shall be deemed to include good faith calculations by the Agent or the Banks (in the case of quantitative determinations) and good faith beliefs by the Agent or the Banks (in the case of qualitative determinations). Whenever the Agent or the Banks are granted the right herein to act in its or their sole discretion or to grant or withhold consent such right shall be exercised in good faith. The words "hereof," "herein," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The section and other headings contained in this Agreement and the Table of Contents preceding this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

                  1.03 Accounting Principles. Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP. In the event of:
(i) any dissolution or liquidation of any Subsidiary pursuant to Section 8.02(f) of this Agreement, (ii) any consolidation or merger of any Subsidiary with or into any person (other than the Borrower or another Subsidiary) pursuant to
Section 8.02(f) of this Agreement, or (iii) the sale, transfer, lease or disposition of assets of the Borrower or any Subsidiary permitted pursuant to
Section 8.02(g)(v) of this Agreement, then, in the case of any of the foregoing clauses (i), (ii) or (iii), any financial covenant to be calculated hereunder (including, without limitation, those set forth in Sections 2.01(c), 4.01, and 8.02(q) through 8.02(u), inclusive) shall be calculated for the period during which such sale, transfer, lease or other disposition occurs, excluding all financial items (for example and without limitation, all cash flow, revenues, expenses, and income) attributable to the assets sold, transferred, leased or otherwise disposed of.

                                   ARTICLE II
                            REVOLVING CREDIT FACILITY
                            -------------------------

                  2.01   Revolving Credit Commitments; Limitation on Borrowings.

                           (a)  Revolving  Credit  Commitments.  Subject  to the
terms and conditions hereof and relying upon the representations and warranties herein set forth, each Bank severally agrees to make revolving credit loans (the "Revolving Credit Loans") to the Borrower at any time and from time to time on or after the date hereof to, but not including, the Expiration Date in an aggregate principal amount not to exceed at any one time such Bank's Revolving Credit Commitment minus such Bank's Ratable Share of the aggregate undrawn face amount of outstanding Letters of Credit issued pursuant to Section 2.09. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.01. In no event shall outstanding Revolving Credit Loans as of any date exceed the Revolving Credit Commitments as of such date, and the entire outstanding principal amount of the Revolving Credit Loans shall be due and payable on the Expiration Date.

                           (b) Extension by Banks of the Expiration  Date.  Upon
or promptly after delivery by the Borrower of the annual financial statements to be provided under Section 8.03(c) for the fiscal year ending December 31, 1996 or any subsequent fiscal year, the Borrower may request a one-year extension of the Expiration Date by written notice to the Banks, and the Banks agree to respond to the Borrower's request for an extension by the later of sixty (60) days following receipt of the request or May 31 of such year; provided, however, that all the Banks must consent to any extension of the Expiration Date and the failure of the Banks to respond within such time period shall not in any manner constitute an extension of the Expiration Date.

                           (c)  Limitation on  Borrowings.  Notwithstanding  the
provisions of Sections 2.01(a) and 2.01(b) of this Agreement, the outstanding principal amount of Revolving Credit Loans to the Borrower shall not exceed at any time an amount such that after giving effect to such borrowings, the ratio of (i) Total Indebtedness to (ii) Consolidated Cash Flow from Operations exceeds: (A) 3.75 to 1.0 from and including the Convalescent Merger Effective
Date through but not including the Subordinated Indebtedness Incurrence Date; and (B) 4.5 to 1.0 from and after the Subordinated Indebtedness Incurrence Date.

                                For   purposes   of  such   ratio,   the  amount
determined under clause (i) shall be as of the date of determination and the amount determined under clause (ii) shall be for the twelve-month period ending on the last day of the month which precedes such date of determination.

                                Notwithstanding    the    provisions   of   this
subsection (c), at no time shall the outstanding principal amount of proceeds of Revolving Credit Loans made to the Borrower which are used by the Borrower or any Subsidiary of the Borrower to, directly or indirectly, make an investment in or loan to Ansonia, exceed Two Million Dollars ($2,000,000). Notwithstanding the provisions of this subsection (c), at no time shall proceeds of Revolving Credit Loans be used by the Borrower or any Subsidiary of the Borrower to, directly or indirectly, make an investment in or loan to Pinnacle Rehab of Gwinnette or Pinancle's Kansas Joint Venture. Notwithstanding the provisions of this subsection (c), until all required governmental licenses and approvals have been obtained from governmental regulatory authorities for the operation of Regency Nursing and Rehabilitation Center located in Olathe, Kansas, by Regency Health Properties VI, Ltd., no proceeds of Revolving Credit Loans shall be used by the Borrower or any Subsidiary of the Borrower to, directly or indirectly, make an investment in or loan to Regency Health Properties VI, Ltd.

                           2.02  Nature of Banks'  Obligations  with  Respect to
Revolving Credit Loans. Each Bank shall be obligated to participate in each request for Revolving Credit Loans pursuant to Section 2.05 hereof in accordance with its Ratable Share. The aggregate of each Bank's Revolving Credit Loans outstanding hereunder to the Borrower at any time shall never exceed its Revolving Credit Commitment minus its Ratable Share of the aggregate undrawn face amount of outstanding Letters of Credit. The obligations of each Bank hereunder are several. The failure of any Bank to perform its obligations hereunder shall not affect the obligations of the Borrower to any other party nor shall any other party be liable for the failure of such Bank to perform its obligations hereunder. The Banks shall have no obligation to make Revolving Credit Loans hereunder on or after the Expiration Date.

                           2.03  Commitment   Fees.   Accruing  from  the  Ninth
Amendment Effective Date until the Expiration Date, the Borrower agrees to pay to the Agent for the account of each Bank, as consideration for such Bank's Revolving Credit Commitment hereunder, a commitment fee (the "Commitment Fee") equal to the applicable percentage set forth below based on the ratio of Total Indebtedness to Consolidated Cash Flow from Operations.


         Ratio of Total Indebtedness
               to Consolidated                                Commitment Fee
          Cash Flow From Operations                            (per annum)
          -------------------------                            -----------

          Greater than 4.0 to 1.0                                  .375%

          Greater than 3.5 to 1.0
          but less than or equal to
          4.0 to 1.0                                               .250%

          Greater than 3.0 to 1.0
          but less than or equal
          to 3.5 to 1.0                                            .225%

          Greater than 2.5 to 1.0
          but less than or equal
          to 3.0 to 1.0                                            .200%

          Less than or equal to
          2.5 to 1.0                                               .150%

Such ratio shall be computed on the date of each Acquisition Requiring Certification as more fully set forth in the third sentence of Section 8.01(m)(i) or the second sentence of Section 8.01(m)(ii), as applicable, and any interest rate adjustment attributable to such computation shall be effective on the date of such Acquisition Requiring Certification. If Borrower does not make any Acquisition Requiring Certification during any fiscal quarter, (1) such ratio shall also be computed as of the end of such fiscal quarter, with Consolidated Cash Flow from Operations computed for the four fiscal quarters then ended and (2) any increase in the Commitment Fee attributable to a change in such ratio shall be effective as of the Delivery Date for the Borrower's consolidated financial statements for such quarter and (3) any decrease of the Commitment Fees attributable to a change in such ratio shall be effective as of the later of the Delivery Date for such financial statements and the date on which such financial statements are actually delivered to the Agent and the Banks. The Commitment Fees shall be computed on the Fourth Amendment Effective Date based on the Historical Statements and such computation shall remain in effect after such date until it is changed pursuant to the preceding sentence. Commitment Fees shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed on the average daily unborrowed amount of such Bank's Revolving Credit Commitment (less its Ratable Share of the aggregate undrawn face amount of outstanding Letters of Credit) as the same may be constituted from time to time. All Commitment Fees shall be payable in arrears on the first Business Day of each April, July, October and January after the date hereof commencing on January 1, 1994 and on the Expiration Date or upon acceleration of maturity of the Notes.

                  2.04     [Intentionally Omitted].

                  2.05 Revolving Credit Loan Requests. Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request the Banks to make Revolving Credit Loans, or renew or convert the Interest Rate Option applicable to existing Revolving Credit Loans, by the delivery to the Agent, not later than 10:00 A.M. Pittsburgh time (i) three (3) Business Days prior to the proposed Borrowing Date with respect to the making of Revolving Credit Loans to which the Revolving Euro-Rate Option applies or the conversion to or the renewal of the Euro-Rate Option for any Revolving Credit Loans; and (ii) one (1) Business Day prior to either the proposed Borrowing Date with respect to the making of a Revolving Credit Loan to which the Revolving Credit Base Rate Option applies or the last day of the preceding Euro-Rate Interest Period with respect to the conversion to the Revolving Credit Base Rate Option for any Revolving Credit Loan, of a duly completed request therefor substantially in the form of Exhibit 2.05 hereto or a request by telephone immediately confirmed in writing by letter, facsimile or telex in such form (each, a "Revolving Credit Loan Request"), it being understood that the Agent may rely in good faith on the authority of any person making such a telephonic request and purporting to be an Authorized Officer. Each Revolving Credit Loan Request shall be irrevocable and shall (i) specify the proposed Borrowing Date;
(ii) specify the aggregate amount of the proposed Revolving Credit Loans comprising the Borrowing Tranche, which shall be in integral multiples of $500,000 and not less than $5,000,000 for Revolving Credit Loans to which the Revolving Credit Euro-Rate Option applies and not less than the lesser of $500,000 or the maximum amount available for Revolving Credit Loans to which the Revolving Credit Base Rate Option applies; (iii) specify whether the Revolving Euro-Rate

Option or Base Rate Option shall apply to the proposed Revolving Credit Loans comprising the Borrowing Tranche; (iv) specify in the case of Revolving Credit Loans to which the Revolving Euro-Rate Option applies, an appropriate Euro-Rate Interest Period for the proposed Revolving Credit Loans comprising the Borrowing Tranche; (v) specify the use by the Borrower of the Loan proceeds; (vi) certify that no Event of Default or Potential Default has occurred and is continuing after giving effect to the proposed Revolving Credit Loan and without limiting the generality of this clause (vi), certify compliance with Section 2.01(c) of this Agreement; and (vii) in the event that the proceeds of the proposed Revolving Credit Loan will be used to acquire a new health care facility or other business, permitted to be acquired pursuant to this Agreement, certify, in detail satisfactory to the Agent, a calculation of the ratio specified in
Section 2.01(c).

                  2.06 Making Revolving Credit Loans. The Agent shall, promptly after receipt by it of a Loan Request pursuant to Section 2.05, notify the Banks of its receipt of such Loan Request specifying: (i) the proposed Borrowing Date and the time and method of disbursement of such Revolving Credit Loan; (ii) the amount and type of such Revolving Credit Loan and the applicable Euro-Rate Interest Period (if any); and (iii) the apportionment among the Banks of the Revolving Credit Loans as determined by the Agent in accordance with Section
2.02 hereof. Each Bank shall remit the principal amount of each Revolving Credit Loan to the Agent such that the Agent is able to, and the Agent shall, to the extent the Banks have made funds available to it for such purpose, fund such Revolving Credit Loan to the Borrower in U.S. Dollars and immediately available funds at the Principal Office prior to 2:00 P.M. Pittsburgh time on the Borrowing Date, provided that if any Bank fails to remit such funds to the Agent in a timely manner the Agent may elect in its sole discretion to fund with its own funds the Revolving Credit Loan of such Bank on the Borrowing Date.

                  2.07 Revolving Credit Note. The obligation of the Borrower to repay the aggregate unpaid principal amount of the Revolving Credit Loans made to it by each Bank, together with interest thereon, shall be evidenced by a promissory note of the Borrower dated the Closing Date in substantially the form attached hereto as Exhibit 1.01(R) payable to the order of each Bank in a face amount equal to the Revolving Credit Commitment of such Bank.

                  2.08 Use of Proceeds. The proceeds of the Revolving Credit Loans shall be used for (a) the payment of obligations under the Prior Credit Agreement, (b) the acquisition and development of health care related businesses and facilities and (c) general corporate purposes, which, among other things, may include working capital or intercompany loans to a Subsidiary of the Borrower provided the Borrower and such Subsidiary comply with Section 8.01(1) hereof.

                  2.09     Letter of Credit Subfacility.

                           (a) At the  request of the  Borrower,  the Agent will
issue, on the terms and conditions hereinafter set forth, standby letters of credit (collectively, "Letters of Credit"); provided, however, that each Letter of Credit shall have a maximum maturity of twelve (12) months from the date of issuance and shall in no event expire later than one (1) Business Day prior to the Expiration Date; provided, further, however, that in no event shall (i) the aggregate undrawn face amount of the Letters of Credit issued pursuant to this
Section  2.09  exceed,  at any
one time, $10,000,000; or (ii) the aggregate outstanding principal balance of the Revolving Credit Loans made to the Borrower pursuant to Section 2.01 and the aggregate undrawn face amount of the Letters of Credit issued by the Agent under this Section 2.09 exceed, at any one time, the Revolving Credit Commitments.
Schedule 2.09(a) hereto lists letters of credit which PNC Bank issued for the accounts of certain of the Loan Parties prior to the date hereof pursuant to the Prior Credit Agreement and which shall remain outstanding after the Closing Date (the "Existing Letters of Credit"). Each Existing Letter of Credit shall be a Letter of Credit hereunder on and after the Closing Date and the provisions of this Section 2.09 shall apply to such Existing Letter of Credit. (Schedule 2.09(a) also lists all amounts of Loans, interest and expenses outstanding under the Prior Credit Agreement.)

                           (b)  The  Borrower  shall  pay to the  Agent  for the
ratable account of the Banks a fee (the "Letter of Credit Fee") equal to the applicable interest rate per annum then in effect for Revolving Credit Loans which are subject to the Euro-Rate Option less the Euro-Rate, which fee shall be computed on the face amount of each Letter of Credit and shall be payable quarterly in arrears commencing with the first Business Day of each April, July, October and January following issuance of each Letter of Credit and on the expiration date for each Letter of Credit. The Borrower shall also pay to the Agent the Agent's then in effect customary documentation fee payable with respect to the Letters of Credit as the Agent may generally charge from time to time.

                           (c) Any and all  amounts  which the Agent is required
to advance pursuant to the Letters of Credit shall become, at the time the amounts are advanced, Revolving Credit Loans from the Banks and shall thereafter bear interest at the rate set forth in, and in accordance with the provisions contained in, Section 4.01. The Agent will notify the Banks of the amount required to be advanced pursuant to the Letters of Credit. Before 10:00 A.M. (Pittsburgh time) on the date of any advance the Agent is required to make pursuant to the Letters of Credit, each Bank shall make available such Bank's Ratable Share of such advance in immediately available funds to the Agent.

                           (d) The  Borrower  agrees to be bound by the terms of
the Agent's application and/or agreement for Letters of Credit and the Agent's written regulations and customary practices relating to Letters of Credit, though such interpretation may be different from the Borrower's own, and it is understood and agreed that, except in the case of gross negligence or willful misconduct, the Agent shall not be liable for any error, negligence and/or mistakes, whether of omission or commission, in following the Borrower's instructions or those contained in the Letters of Credit or any modifications, amendments or supplements thereto.

                  2.10 Voluntary Reduction of Revolving Credit Commitments. The Borrower shall have the right at any time and from time to time upon not less than three (3) Business Days' prior written notice (which notice shall be irrevocable) to the Agent to terminate or to permanently and ratably reduce, in an aggregate amount of not less than $1,000,000 or an integral multiple thereof, the respective Revolving Credit Commitments without penalty or premium, except as hereinafter set forth. The Agent shall promptly advise each Bank of the date and amount of each such reduction. After each such reduction, the Commitment Fee shall be calculated upon the unused portion of the Revolving Credit Commitments as so reduced and the amount of reduction may not be reinstated.



                                   ARTICLE III
                                   COLLATERAL
                                   ----------

                  3.01 Collateral. The Borrower shall execute and deliver the Pledge Agreement in the form of Exhibit 1.01(P)(1) pledging all of the stock, partnership interests or other ownership interests owned by the Borrower in each existing or hereafter formed or acquired Subsidiary and in each existing or hereafter formed or acquired Excluded Entity. Each of the Borrower's Restricted Subsidiaries (whether now existing or hereafter formed or acquired, including without limitation any Excluded Entity which becomes a Restricted Subsidiary, upon so becoming a Restricted Subsidiary) shall execute and deliver a Guaranty Agreement in the form of Exhibit 1.01(G). Each of the Borrower's Subsidiaries (whether now owned or hereafter acquired) owning stock, partnership interests or other ownership interests of each existing or hereafter formed or acquired Subsidiary or each existing or hereafter formed or acquired Excluded Entity shall execute a Pledge Agreement in the form of Exhibit 1.01(P)(2) or (3), as the case may be or other Pledge Agreement in form and substance satisfactory to the Agent.

                                   ARTICLE IV
                                 INTEREST RATES
                                 --------------

                  4.01 Interest Rate Options. The Borrower shall pay interest in respect of the outstanding unpaid principal amount of the Loans as selected by it from the Base Rate Option or Euro-Rate Option set forth below applicable to the Loans (it being understood that, subject to the provisions of this Agreement, the Borrower may select different Interest Rate Options and different Euro-Rate Interest Periods to apply simultaneously to the Loans comprising different Borrowing Tranches and may convert to or renew one or more Interest Rate Options with respect to all or any portion of the Loans comprising any Borrowing Tranche; provided that there shall not be at any one time outstanding more than ten (10) Borrowing Tranches in the aggregate among all the Loans accruing interest at a Euro-Rate Option). The Agent's determination of a rate of interest and any change therein shall in the absence of manifest error be conclusive and binding upon all parties hereto. If at any time the designated rate applicable to any Loan made by any Bank exceeds such Bank's highest lawful rate, the rate of interest on such Bank's Loan shall be limited to such Bank's highest lawful rate.

                           (a)  Revolving  Credit  Interest  Rate  Options.  The
Borrower shall have the right to select from the following Interest Rate Options applicable to the Loans:

                                (i)  Revolving  Credit  Base  Rate  Option:  For
periods commencing on and after the Ninth Amendment Effective Date, a fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate.

                                (ii)  Revolving  Credit  Euro-Rate  Option:  For
periods commencing on and after the Ninth Amendment Effective Date, a rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the Euro-Rate plus the applicable percentage set forth below, based upon the ratio of (a) Total Indebtedness, to (b) Consolidated Cash Flow from Operations. Such ratio shall be computed on the date of each Acquisition Requiring Certification as more fully set forth in the third sentence of Section 8.01(m)(i) or the second sentence of Section 8.01(m)(ii), as applicable, and any interest rate adjustment attributable to such computation shall be effective on the date of such Acquisition Requiring Certification. If Borrower does not make any Acquisition Requiring Certification during any fiscal quarter, such ratio shall also be computed as of the end of such quarter, but any interest adjustments attributable to a change in such ratio shall be effective (a) with respect to an increase of the applicable interest rate, as of the Delivery Date for the Borrower's consolidated financial statements for such quarter and (b) with respect to a decrease of the applicable interest rate, as of the later of the Delivery Date for such financial statements and the date on which such financial statements are actually delivered to the Agent and the Banks.

               Ratio of Total Indebtedness
                     to Consolidated
                Cash Flow from Operations               Applicable Interest Rate
                -------------------------               ------------------------

       Greater than 4.0 to 1.0                            Euro-Rate plus 1-1/2%

       Greater than 3.5 to 1.0 but less than or
           equal to 4.0 to 1.0                            Euro-Rate plus 1-1/4%

       Greater than 3.0 to 1.0 but less than or
           equal to 3.5 to 1.0                            Euro-Rate plus 1%

       Greater than 2.5 to 1.0 but less than or
           equal to 3.0 to 1.0                            Euro-Rate plus 3/4%

       Less than or equal to 2.5 to 1.0                   Euro-Rate plus 1/2%


                                (iii)  The  ratio  of  Total   Indebtedness   to
Consolidated Cash Flow from Operations on the Fourth Amendment Effective Date for purposes of this Section 4.01 shall be based on the Historical Statements.

                           (b) Rate Quotations.  The Borrower may call the Agent
on or before the date on which a Loan Request is to be delivered to receive an indication of the rates then in effect, but it is acknowledged that such indication shall not be binding on the Agent or the Banks nor affect the rate of interest which thereafter is actually in effect when the election is made.

                  4.02 Interest Periods. At any time when the Borrower shall select, convert to or renew a Euro-Rate Option, the Borrower shall notify the Agent thereof at least three (3) Business Days prior to the effective date of such Euro-Rate Option by delivering a Loan Request. The notice shall specify an interest period during which such Interest Rate Option shall apply, such periods to be one, two, three or six months in the event of a Euro-Rate Option ("Euro-Rate Interest Period"), provided, that:

                           (a)  any  Euro-Rate   Interest   Period  which  would
otherwise end on a date which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Euro-Rate Interest Period shall end on the next preceding Business Day;

                           (b) any Euro-Rate Interest Period which begins on the
last day of a calendar month for which there is no numerically corresponding day in the subsequent calendar month during which such Euro-Rate Interest Period is to end shall end on the last Business Day of such subsequent month;

                           (c) the Revolving Credit  Euro-Rate  Portion for each
Euro-Rate Interest Period shall be in integral multiples of $500,000 and not less than $5,000,000;

                           (d) the  Borrower  shall not  select,  convert  to or
renew a Euro-Rate Interest Period for any portion of the Loans that would end after the Expiration Date; and

                           (e) in the case of the renewal of a Euro-Rate  Option
at the end of a Euro-Rate Interest Period, the first day of the new Euro-Rate Interest Period shall be the last day of the preceding Euro-Rate Interest Period, without duplication in payment of interest for such day.

                  4.03 Interest After Default. To the extent permitted by Law, upon the occurrence and during the continuation of an Event of Default, any principal, interest, fee or other amount payable hereunder shall bear interest for each day thereafter until paid in full (before and after judgment) at a rate per annum which shall be equal to two hundred (200) basis points (2% per annum) above the rate of interest otherwise applicable with respect to such amount or the Base Rate if no rate of interest is otherwise applicable, but in no event in excess of the highest rate permitted under applicable law. The Borrower acknowledges that such increased interest rate reflects, among other things, the fact that such Loans or other amounts have become a substantially greater risk given their default status and that the Banks are entitled to additional compensation for such risk. If an Event of Default shall occur and be continuing, the Agent may in its discretion limit the Borrower to the Base Rate Option.

                  4.04     Euro-Rate Unascertainable.

                           (a)  If on  any  date  on  which  a  Euro-Rate  would
otherwise be determined, the Agent shall have determined (which determination shall be conclusive absent manifest error) that:

                                (i) adequate and  reasonable  means do not exist
for ascertaining such Euro-Rate, or

                                (ii) a contingency has occurred which materially
and adversely affects the London interbank market relating to the Euro-Rate, or

                  (b) if at any time any Bank shall have determined (which determination shall be conclusive absent manifest error) that:

                                (i) the  making,  maintenance  or funding of any
Loan to which a Euro-Rate Option applies has been made impracticable or unlawful by compliance by such Bank in good faith with any Law or any interpretation or application thereof by any Official Body or with any request or directive of any such Official Body (whether or not having the force of Law), or

                                (ii) such  Euro-Rate  Option will not adequately
and fairly reflect the cost to such Bank of the establishment or maintenance of any such Loan, or

                                (iii) after making all  reasonable  efforts that
deposits of the relevant amount in Dollars for the relevant Euro-Rate Interest Period for a Loan to which a Euro-Rate Option applies, respectively, are not available to such Bank with respect to a proposed Euro-Rate Loan in the London interbank market, in the case of any event specified in subsection (a) above, then the Agent shall promptly so notify the Banks and the Borrower thereof and in the case of an event specified in subsection (b) above, such Bank shall promptly so notify the Agent and endorse a certificate to such notice as to the specific circumstances of such notice and the Agent shall promptly send copies of such notice and certificate to the other Banks and the Borrower. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given) the obligation of (A) the Banks in the case of such notice given by the Agent or (B) such Bank in the case of such notice given by such Bank to allow the Borrower to select, convert to or renew a Euro-Rate Option shall be suspended until the Agent shall have later notified the Borrower or such Bank shall have later notified the Agent, of the Agent's or such Bank's, as the case may be, determination (which determination shall be conclusive absent manifest error) that the circumstances giving rise to such previous determination no longer exist. If at any time the Agent makes a determination under subsection (a) or (b) of this Section 4.04 and the Borrower has previously notified the Agent of its selection of, conversion to or renewal of a Euro-Rate Option and such Interest Rate Option has not yet gone into effect, such notification shall be deemed to provide for selection of, conversion to or renewal of the Base Rate Option otherwise available with respect to such Loans. If any Bank notifies the Agent of a determination under subsection (b) of this
Section 4.04, the Borrower shall, subject to the Borrower's indemnification obligations under Section 5.06(b), as to any Loan of the Bank to which a Euro-Rate Option applies, on the date specified in such notice either convert such Loan to the Base Rate Option otherwise available with respect to such Loan or prepay such Loan in accordance with Section 5.04 hereof. Absent due notice from the Borrower of conversion or prepayment such Loan shall automatically be converted to the Base Rate Option otherwise available with respect to such Loan upon such specified date.

                  4.05 Selection of Interest Rate Options. If the Borrower fails to select a Euro-Rate Interest Period in accordance with the provisions of
Section 4.02 in the case of renewal of the Revolving Credit Euro-Rate Portion, the Borrower shall be deemed to have converted such

Loan or portion thereof to the Base Rate Option otherwise available with respect to such Loans, commencing upon the last day of that Euro-Rate Interest Period. If an Event of Default shall occur and be continuing, the Agent may in its discretion limit the Borrower to the Base Rate Option hereunder.

                                    ARTICLE V
                                    PAYMENTS
                                    --------

                  5.01 Payments. All payments and prepayments to be made in respect of principal, interest, Commitment Fees, Closing Fee, Letter of Credit Fees, Agent's Fee or other fees or amounts due from the Borrower hereunder shall be payable prior to 11:00 A.M. (Pittsburgh time) on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and without setoff, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue. Such payments shall be made to the Agent at the Principal Office for the ratable accounts of the Banks with respect to the Loans in U.S. Dollars and in immediately available funds, and the Agent shall promptly distribute such amounts to the Banks in immediately available funds, provided that in the event payments are received by 11:00 A.M. (Pittsburgh time) by the Agent with respect to the Loans and such payments are not distributed to the Banks on the same day received by the Agent, the Agent shall pay the Banks the Federal Funds Effective Rate with respect to the amount of such payments for each day held by the Agent and not distributed to the Banks. The Agent's and each Bank's statement of account, ledger or other relevant record shall, in the absence of manifest error, be conclusive as the statement of the amount of principal of and interest on the Loans and other amounts owing under this Agreement and shall be deemed an "account stated."

                  5.02 Pro Rata Treatment of Banks. Each borrowing, and each selection of, conversion to or renewal of any Interest Rate Option and each payment or prepayment by the Borrower with respect to principal, interest, Commitment Fees, Closing Fee, Letter of Credit Fees, or other fees or amounts due from the Borrower hereunder to the Banks with respect to the Loans, shall (except as provided in Section 4.04(b) [Euro-Rate Unascertainable], 5.04(b) [Voluntary Prepayments] or 5.06(a) [Additional Compensation in Certain Circumstances] hereof) be made in proportion to the Loans outstanding from each Bank and if no such Loans are then outstanding, in proportion to the Ratable Share of each Bank.

                  5.03 Interest Payment Dates. Interest on Loans to which the Base Rate Option applies shall be due and payable in arrears on the first Business Day of each April, July, October and January after the date hereof and on the Expiration Date or upon acceleration of the Notes. Interest on Loans to which a Euro-Rate Option applies shall be due and payable on the last day of each Euro-Rate Interest Period for those Loans, and if any such Euro-Rate Interest Period is longer than three months, also on the last day of every third month during such period.

                  5.04     Voluntary Prepayments.

                           (a) The  Borrower  shall have the right at its option
from time to time to prepay the Loans in whole or part without premium or penalty (except as provided in subsection (b) below or in Section 5.06 hereof):

                                (i) at any  time  with  respect  to any  Loan to
which the Base Rate Option applies,

                                (ii) on the last day of the applicable Euro-Rate
Interest Period with respect to Loans to which a Euro-Rate Option applies,

                                (iii) on the date  specified  in a notice by any
Bank pursuant to Section 4.04(b) [Euro-Rate Unascertainable] hereof with respect to any Loan to which a Euro-Rate Option applies.

                  Whenever the Borrower desires to prepay any part of the Loans, it shall provide a prepayment notice to the Agent at least one (1) Business Day prior to the date of prepayment of Loans setting forth the following information:

                                       (x) the date,  which  shall be a Business
                  Day, on which the proposed prepayment is to be made; and

                                       (y) the  total  principal  amount of such
                  prepayment, which shall not be less than (i) $1,000,000 with respect to any Loan to which the Base Rate Option applies and
                  (ii) $1,000,000 with respect to any Loan to which the Euro-Rate Option applies.

                    All prepayment notices shall be irrevocable. The principal amount of the Loans for which a prepayment notice is given, together with interest on such principal amount except with respect to Loans to which the Base Rate Option applies, shall be due and payable on the date specified in such prepayment notice as the date on which the proposed prepayment is to be made. Unless otherwise specified by the Borrower with respect to prepayments of the Revolving Credit Euro-Rate Portion of the Loans permitted under (ii) or (iii) above, all prepayments shall be applied first to the Revolving Credit Base Rate Portion of such Loans, and then to the Revolving Credit Euro-Rate Portion of such Loans, subject to Section 5.06(b) hereof.

                           (b) In the  event  any Bank (i)  gives  notice  under
Section 4.04(b) [Euro-Rate Unascertainable] or Section 5.06(a) [Additional Compensation in Certain Circumstances] hereof, or (ii) does not approve any action as to which consent of the Banks or Required Banks is requested by the Borrower and obtained hereunder, the Borrower shall have the right, with the consent of the Agent, which shall not be unreasonably withheld, to: (y) prepay the Loans of such Bank, in whole together with all interest accrued thereon and thereby permanently and irrevocably terminate the Revolving Credit Commitment of such Bank, or (z) replace such Bank, so long as, in the case of (y) or (z), such replacement or prepayment occurs within ninety (90) days after (i) receipt of such Bank's notice under Section 4.04(b) or 5.06(a), or (ii) the date of obtaining the consent which such Bank has not approved, as applicable, provided the Borrower shall also pay to such Bank in the case of either the foregoing (y) or (z) at the time of such prepayment or replacement any amounts required under Section 5.06 and accrued Commitment Fees due on such amount and all other costs, fees and any amounts due to such Bank being prepaid or replaced. Notwithstanding the foregoing sentence, it is expressly agreed that if the consent of the Banks or Required Banks is required and more than one Bank does not approve the action as to which consent is requested, the Borrower's right to replace or repay such non-consenting Bank, if exercised by the Borrower, must be exercised to simultaneously replace or prepay all such non-consenting Banks.

                    5.05   Mandatory Prepayments.

                    (a) Sale of Assets. Within five (5) Business Days of any sale of assets authorized by Section 8.02(g)(v) hereof, the Borrower shall make a mandatory prepayment of principal on the Revolving Credit Loans in the amount, if any, necessary to bring the Borrower into compliance with the Leverage Ratio set forth in Section 8.02(r) after giving effect to such disposition. In addition to the foregoing mandatory prepayment provisions, in the event that any sale of assets will result in the Borrower or any Subsidiary receiving "Net Cash Proceeds" which would otherwise become "Excess Proceeds" (as each of those terms are defined in the Indenture), then at least sixty (60) days prior to the date any Net Cash Proceeds would become Excess Proceeds under the Indenture, the Borrower shall give written notice to the Agent thereof setting forth the amount of Net Cash Proceeds at issue. Upon the direction of the Agent with the consent of the Required Banks, the Borrower shall make a permanent payment of principal on the Revolving Credit Loans in the amount of said Net Cash Proceeds, and the Revolving Credit Commitment of each Bank shall be reduced by its Ratable Share of the principal payment made to such Bank from the Net Cash Proceeds.

                    (b) Application Among Interest Rate Options. All prepayments required pursuant to this Section 5.05 shall first be applied among the Interest Rate Options to the principal amount of the Loans subject to a Base Rate Option, then to Loans subject to Euro-Rate Option. In accordance with Section 5.06(b), the Borrower shall indemnify the Banks for any loss or expense including loss of margin incurred with respect to any such prepayments applied against Loans subject to a Euro-Rate Option on any day other than the last day of the applicable Euro-Rate Interest Period.

                    5.06   Additional Compensation in Certain Circumstances.

                    (a) Increased Costs or Reduced Return Resulting From Taxes, Reserves, Capital Adequacy Requirement(a)ExpeIncreased Costs or Reduced Return Resulting From Taxes, Reserves, Capital Adequacy Requirements, Expenses, Etc.. If any Law, guideline or interpretation or any change in any Law, guideline or interpretation or application thereof by any Official Body charged with the interpretation or administration thereof or compliance with any request or directive (whether or not having the force of Law) of any central bank or other Official Body:

                           (i) subjects any Bank to any tax or changes the basis
of taxation with respect to this Agreement, the Notes, the Loans or payments by the Borrower of principal, interest, Commitment Fees, or other amounts due from the Borrower hereunder or under the Notes (except for taxes on the overall net income of such Bank),

                           (ii)  imposes,   modifies  or  deems  applicable  any
reserve, special deposit or similar requirement against credits or commitments to extend credit extended by, or assets (funded or contingent) of, deposits with or for the account of, or other acquisitions of funds by, any Bank, or

                           (iii)  imposes,  modifies  or  deems  applicable  any
capital adequacy or similar requirement (A) against assets (funded or contingent) of, or letters of credit, other credits or commitments to extend credit extended by, any Bank, or (B) otherwise applicable to the obligations of any Bank under this Agreement, and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any expense (including loss of margin) upon any Bank with respect to this Agreement, the Notes or the making, maintenance or funding of any part of the Loans (or, in the case of any capital adequacy or similar requirement, to have the effect of reducing the rate of return on any Bank's capital, taking into consideration such Bank's customary policies with respect to capital adequacy) by an amount which such Bank in its sole discretion deems to be material, such Bank shall from time to time notify the Borrower and the Agent of the amount determined in good faith (using any averaging and attribution methods employed in good faith) by such Bank (which determination shall be conclusive absent manifest error) to be necessary to compensate such Bank for such increase in cost, reduction of income or additional expense. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrower to such Bank ten (10) Business Days after such notice is given.

                  (b) Indemnity. In addition to the compensation required by subsection (a) of this Section 5.06, the Borrower shall indemnify each Bank against all liabilities, losses or expenses (including loss of margin, any loss or expense incurred in liquidating or employing deposits from third parties and any loss or expense incurred in connection with funds acquired by a Bank to fund or maintain Loans subject to the Euro-Rate Option) which such Bank sustains or incurs as a consequence of any:

                           (i) payment, prepayment, conversion or renewal of any
Loan to which the Euro-Rate Option applies on a day other than the last day of the corresponding Euro-Rate Interest Period (whether or not such payment or prepayment is mandatory, voluntary or automatic and whether or not such payment or prepayment is then due),

                           (ii) attempt by the Borrower to revoke (expressly, by
later inconsistent notices or otherwise) in whole or part any notice relating to Loan Requests under Section 2.05 or Section 4.02 or prepayments under Section 5.04, or reductions of Revolving Credit Commitments under Section 2.10(a), or

                           (iii) default by the Borrower in the  performance  or
observance of any covenant or condition contained in this Agreement or any other Loan Document, including without limitation any failure of the Borrower to pay when due (by acceleration or otherwise) any principal, interest, Commitment Fee or any other amount due hereunder.

                  If any Bank sustains or incurs any such loss or expense it shall from time to time notify the Borrower of the amount determined in good faith by such Bank (which determination shall be conclusive absent manifest error and may include such assumptions, allocations of costs and expenses and averaging or attribution methods as such Bank shall deem reasonable) to be necessary to indemnify such Bank for such loss or expense. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrower to such Bank ten (10) Business Days after such notice is given.

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

                  6.01 Representations and Warranties - Effective On And After Date of This Agreement. The Borrower represents and warrants to the Agent and each of the Banks as follows:

                  (a) Organization and Qualification. The Borrower, each Restricted Subsidiary of the Borrower and each Excluded Entity in which a Restricted Investment has been made are duly organized, validly existing and in good standing under the laws of their respective jurisdiction of organization; the Borrower, each Restricted Subsidiary of the Borrower and each Excluded Entity in which a Restricted Investment has been made have the power to own or lease their properties and to engage in the business they presently conduct or propose to conduct; and the Borrower and each Subsidiary of the Borrower are duly qualified as a foreign corporation, limited liability company or partnership and in good standing in each jurisdiction listed on Schedule 6.01(a) hereto and in all other jurisdictions where the property owned or leased by them or the nature of the business transacted by them or both makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on the Borrower or any Subsidiary.

                  (b)      [Intentionally Omitted.]

                  (c) Excluded Entities; Subsidiaries. Schedule 6.01(c) attached hereto states (i) the name of each of the Borrower's Restricted Subsidiaries and each Excluded Entity in which a Restricted Investment has been made, (ii) in the case of each Corporate Subsidiary or Excluded Entity which is a corporation, its jurisdiction of incorporation, its authorized capital stock, the issued and outstanding shares (referred to herein as the "Corporate Shares") and the owners thereof, (iii) in the case of each Partnership Subsidiary or Excluded Entity which is a partnership, the jurisdiction in which it is organized, the type of organization (limited or general partnership) and the owners of its partnership interests (the "Partnership Interests"), and (iv) in the case of each Subsidiary or Excluded Entity which is a limited liability company, the jurisdiction in which it is organized, its authorized member interests, the issued and outstanding member interests (the "Member Interests") and the owners thereof. The Borrower and each Subsidiary have good and valid title to all of the Corporate Shares, Partnership Interests or Member Interests they purport to own, free and clear in each case of any Lien other than under the Loan Documents. All Corporate Shares, Partnership Interests and Member Interests have been validly issued and are fully paid and nonassessable. There are no options, warrants or other rights outstanding to purchase any Member Interests, Corporate Shares or Partnership Interests except as indicated on Schedule 6.01(c).

                  (d) Power and Authority. Each Loan Party has full power to enter into, execute, delivery and carry out this Agreement, the other Loan Documents to which it is a party, to incur the Indebtedness contemplated by the Loan Documents and to perform its obligations under the Loan Documents to which it is a party and all such actions have been duly authorized by all necessary proceedings on its part.

                  (e) Validity and Binding Effect.  This Agreement has been duly executed and delivered by each Loan Party that is a party hereto, and each other Loan Document, when duly executed and delivered by each Loan Party which is a party thereto, will have been duly executed and delivered by such Loan Party. This Agreement and each other Loan Document delivered by the Loan Parties pursuant to the provisions hereof will constitute legal, valid and binding obligations of the Loan Parties thereto, enforceable against such Loan Party in accordance with their respective terms, except to the extent that (i) enforceability of any of the foregoing Loan Documents may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance or by general equitable principles and (ii) the exercise by the Banks of their rights with respect to the Collateral would be subject to the prior approval of health care regulatory authorities.

                  (f) No Conflict. Neither the execution and delivery of this Agreement or the other Loan Documents by the Loan Parties nor the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof by them will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the certificate of incorporation, by-laws or other organizational documents of any Loan Party or (ii) of any Law or of any material agreement or instrument or order, writ, judgment, injunction or decree to which any Loan Party is a party or by which it is bound or to which it is subject, or result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of any Loan Party (other than Liens granted under the Loan Documents).

                  (g) Litigation. There are no actions, suits, proceedings or investigations pending or, to the knowledge of the Borrower, threatened against the Borrower or any Subsidiary of the Borrower at law or equity before any Official Body which individually or in the aggregate would constitute a Material Adverse Change. Neither the Borrower nor any Subsidiary of the Borrower is in violation of any order, writ, injunction or any decree of any Official Body which would constitute a Material Adverse Change.

                  (h) Title to Properties. The Borrower and each Subsidiary of the Borrower have good and marketable title to or valid leasehold interest in all material properties, assets and other rights which they purport to own or lease or which are reflected as owned or leased on their respective books and records, free and clear of all Liens and encumbrances except Permitted Liens, and subject to the terms and conditions of the applicable leases. All material leases of real property are in full force and effect without the necessity for any consent which has not previously been obtained for the consummation of the transactions contemplated hereby.

                  (i)      Financial Statements.

                           (i) Historical Statements.

                               (A) Loan  Parties  Other  Than  Convalescent  and
Convalescent's Subsidiaries. The Borrower has delivered to the Agent copies of its audited consolidated year-end financial statements for and as of the end of the fiscal years ended December 31, 1992, 1993 and 1994 and the unaudited consolidated statements for 1995 for the three quarters ending on September 30, 1995 (collectively the "Mariner Historical Statements"). The Borrower has also delivered to the Agent copies of its audited consolidated year-end financial statements for and as of the end of the fiscal year ended December 31, 1995 (the "Updated Mariner Statements" and together with the Mariner Historical Statements the "Updated Mariner Historical Statements"). The Updated Mariner Historical Statements were compiled from the books and records maintained by the Borrower's management, fairly present the consolidated financial condition of the Loan Parties (excluding Convalescent and Convalescent's Subsidiaries) as of their dates and the results of operations for the fiscal periods then ended and have been prepared in accordance with GAAP consistently applied, subject (in the case of the interim statements) to normal year-end audit adjustments.

                               (B)  Convalescent  Statements.  The  Borrower has
delivered to the Agent copies of the audited consolidated year-end financial statements of Convalescent and Convalescent's Subsidiaries for and as of the end of the four fiscal years ended December 31, 1994 (the "Convalescent Annual Statements"). In addition, the Borrower has delivered to the Agent copies of the unaudited consolidated interim financial statements of Convalescent and Convalescent's Subsidiaries for and as of the end of the nine (9) months ended September 30, 1995 (the "Convalescent Interim Statements") (the Convalescent
Annual Statements and Convalescent Interim Statements being collectively referred to as the "Convalescent Historical Statements"). The Borrower has delivered to the Agent copies of the unaudited consolidated year-end financial statements of Convalescent and Convalescent's Subsidiaries for and as of the end of the fiscal year ended December 31, 1995 (the "1995 Convalescent Statements" and together with the Convalescent Historical Statements, the "Updated Convalescent Historical Statements"). The Updated Convalescent Historical Statements fairly present the consolidated financial condition of Convalescent and Convalescent's Subsidiaries as of their dates and the results of operations for the fiscal periods then ended and have been prepared in accordance with GAAP consistently applied, subject (in the case of the Convalescent Interim Statements) to normal year-end audit adjustments.

                               (C)  Regency   Statements.   The   Borrower   has
delivered to the Agent copies of the audited consolidated year-end financial statements of Regency and Regency's Subsidiaries for and as of the end of each of the three fiscal years ended December 31, 1995 (the "Regency Historical Statements"). The Regency Historical Statements fairly present the consolidated financial condition of Regency and Regency's Subsidiaries as of their dates and the results of operations for the fiscal periods then ended and have been prepared in accordance with GAAP consistently applied.

                               (D)   MedRehab   Statements.   The  Borrower  has
delivered to the Agent copies of the audited consolidated year-end financial statements of MedRehab, Inc. and MedRehab, Inc.'s Subsidiaries for and as of the end of each of the three fiscal years ended June 30, 1995 (the "MedRehab Historical Statements") and the unaudited financial statements for MedRehab, Inc. and MedRehab, Inc.'s Subsidiaries for and as of the six months ended December 31, 1995 (the "MedRehab Interim Statements" and together with the MedRehab Annual Statements being collectively referred to as the "MedRehab Historical Statements"). The MedRehab Historical Statements fairly present the consolidated financial condition of MedRehab and MedRehab's Subsidiaries as of their dates and the results of operations for the fiscal periods then ended and have been prepared in accordance with GAAP consistently applied, subject (in the case of the MedRehab Interim Statements) to normal year-end audit adjustments.

                           (ii)  Accuracy of Financial  Statements.  Neither the
Borrower nor any Subsidiary of Borrower has any liabilities, contingent or otherwise, or material forward or long-term commitments that are not disclosed in the Updated Mariner Historical Statements, Pinnacle Annual Statements, Updated Convalescent Historical Statements, MedRehab Historical Statements and Regency Historical Statements (collectively, the "Historical Statements") or in the notes thereto or that are required to be disclosed under GAAP, and except as disclosed therein there are no unrealized or anticipated losses from any commitments of the Borrower or any Subsidiary which may cause a Material Adverse Change. Since December 31, 1995, no Material Adverse Change has occurred; provided, however, that with the written approval of the Required Banks, express disclosures to the Banks by the Borrower in the reports provided by the Borrower to the Banks, pursuant to Section 8.03 hereof, shall be deemed to be an update and an exception to the representation made in the foregoing portion of this sentence.

                  (j) Margin Stock. Neither the Borrower nor any Subsidiary engages or intends to engage principally, or as one of its important activities, in the business of extending credit for the purpose, immediately, incidentally or ultimately, of purchasing or carrying margin stock (within the meaning of Regulation U). No part of the proceeds of any Loan has been or will be used, immediately, incidentally or ultimately, to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or to refund Indebtedness originally incurred for such purpose, or for any purpose which entails a violation of or which is inconsistent with the provisions of the regulations of the Board of Governors of the Federal Reserve System.

                  (k) Full Disclosure. Neither this Agreement nor any other Loan Document contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading considered as a whole; provided that any information provided after the date hereof shall be deemed to supersede any prior inconsistent information. There is no fact known to the Borrower or any Subsidiary which materially adversely affects the business, property, assets, financial condition, results of operations or prospects of the Borrower or any Material Subsidiary, which:
(i) prior to or at the date hereof, has not been set forth in the Agreement or in the certificates, statements, agreements or other documents furnished in writing to the Agent and the Banks in connection with the transactions contemplated hereby or in the Borrower's public filings with the Securities and Exchange Commission, or (ii) following the date hereof and with the written approval of the Required Banks, has not been set forth in other documents furnished in writing to the Agent and the Banks.

                  (l) Taxes. All material federal, state, local and other tax returns required to have been filed with respect to the Borrower or any Subsidiary have been filed and payment or adequate provision has been made for the payment of all taxes, fees, assessments and other governmental charges which have or may become due pursuant to said returns or to assessments received except to the extent that such taxes, fees, assessments and other charges are being contested in good faith by appropriate proceedings diligently conducted and for which such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made. As of the date hereof, there are no agreements or waivers extending the statutory period of limitations applicable to any federal income tax return of the Borrower or any Subsidiary for any period.

                  (m) Consents and Approvals. No consent, approval, exemption, order or authorization of, or a registration or filing with any Official Body or any other person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Agreement, or the other Loan
Documents or the Merger Documents by any Loan Party, all of which have been obtained or made; provided, however, that it is acknowledged that consent of health care regulatory authorities issuing any licenses or regulating any health care facilities may be required if the Agent on behalf of the Banks exercises the rights and remedies in respect of the Pledged Collateral and such exercise of remedies results in or constitutes an assignment of any health care license issued by a health care regulatory authority or constitutes a change of control with respect to the ownership of a health care facility.

                  (n) No Event of Default; Compliance with Instruments. No event has occurred and is continuing and no condition exists or will exist after giving effect to the borrowings to be made on the Ninth Amendment Effective Date, or the Regency Merger Effective Date under the Loan Documents which constitutes an Event of Default or Potential Default. Neither the Borrower nor any Subsidiary is in violation of (i) any term of its certificate of incorporation, by-laws, or other organizational documents or (ii) any material agreement or instrument to which it is a party or by which it or any of its properties may be subject or bound where such violation would constitute a Material Adverse Change.

                  (o) Patents, Trademarks, Copyrights, Etc. The Borrower and each Subsidiary owns or possesses all the material patents, trademarks, service marks, trade names, copyrights and other intellectual property rights necessary to own and operate its properties and to carry on its business as presently conducted and planned to be conducted by the Borrower and each Subsidiary, without known conflict with the rights of others.

                  (p) Security Interests in the Collateral. The Liens and security interests granted to the Agent for the benefit of the Banks pursuant to the Pledge Agreements, Mortgages and Leasehold Mortgages in the UCC Collateral constitute, and will continue to constitute, Prior Security Interests under the Uniform Commercial Code as in effect in each applicable jurisdiction (the "Uniform Commercial Code") or other applicable Law entitled to all the rights, benefits and priorities provided by the Uniform Commercial Code or such Law to the fullest extent permitted by applicable law, except that the security interests in the Collateral under the Mortgages and Leasehold Mortgages may be subordinated to the security interests Regency granted to the COF Lender, CLF Lender, ROF Lender or RLF Lender, as the case may be. Upon the filing of financing statements relating to said security interests in each office and in each jurisdiction where required in order to perfect the security interests described above and taking possession of the stock certificates or certificates of ownership of member interests in a limited liability company, as the case may be, evidencing the Pledged Collateral which constitutes stock of a corporation or member interests of a limited liability company, as the case may be, all such action as is necessary or advisable to establish such rights of the Agent will have been taken, and there will be upon execution and delivery of the Pledge Agreements, Mortgages and Leasehold Mortgages, such filings, and such taking of possession no necessity for any further action in order to preserve, protect and continue such rights, except for maintaining possession of such certificates and filing continuation statements with respect to such financing statements within six (6) months prior to each five-year anniversary of the filing of such financing statements. Any expenses in connection with each such action have been or will be paid by the Borrower. It is acknowledged that the exercise by the Banks of their rights and remedies in respect of the Pledged Collateral which would result in or constitute any assignment of any license issued by a health care regulatory authority or any change of control with respect to a health care facility may be subject to the prior approval of such health care regulatory authorities.

                  (q) [Intentionally Omitted.]

                  (r) Status of the Pledged Collateral. All the shares of capital stock, partnership interests, or member interests in a limited liability company, as the case may be, included in the Pledged Collateral to be pledged pursuant to the Pledge Agreements are or will be upon issuance duly authorized, validly issued, fully paid, nonassessable and all of the Pledged Collateral is owned beneficially and of record by the pledgor free and clear of any Lien or restriction on transfer, except as otherwise provided in the Pledge Agreements and except as the right of the Banks to dispose of the Pledged Collateral may be limited by the Securities Act of 1933, as amended, and the regulations promulgated by the Securities and Exchange Commission thereunder and by applicable state securities laws. Except as otherwise disclosed to the Banks, in writing, there are no shareholder or other agreements or understandings with respect to the Pledged Collateral.

                  (s) Insurance. The insurance policies and bonds to which the Borrower or any Subsidiary is a party provide adequate coverage from reputable and financially sound insurers in amounts sufficient to insure the assets and risks of the Borrower and its Subsidiaries in accordance with prudent business practice in the industry of the Borrower and its Subsidiaries, including self-insurance to the extent customary, and such policies and bonds are valid and in full force and effect.

                  (t) Compliance with Laws. The Borrower and its Subsidiaries are in compliance in all material respects with all applicable Laws (other than Environmental Laws which are specifically addressed in subsection (y)) in all jurisdictions in which the Borrower or any Subsidiary is presently or will be doing business except where the failure to do so would not constitute a Material Adverse Change.

                  (u) Material Contracts, Licenses, Permits and Approvals.

                      (A) As of the date hereof, Schedule 6.01(u) hereto lists the following contracts relating to the business operations of the Borrower and its Subsidiaries: (i) all employee benefit plans, employment agreements where the compensation paid by the Borrower or any Subsidiary exceeds $250,000 in any fiscal year, collective bargaining agreements and labor contracts (the "Labor Contracts"), (ii) all written provider or similar agreements (the "Provider Agreements") pursuant to which the Borrower and its Subsidiaries have received or may claim any entitlement to receive reimbursement from or as a result of (1) Medicaid, Medicare or Blue Cross programs, or (2) any other public or private reimbursement programs where the payments received by the Borrower or any Subsidiary exceeded or are expected to exceed $6,000,000 in the current fiscal year, (iii) all leases of real property where the payments made by the Borrower or any Subsidiary in the current fiscal year exceed or are expected to exceed $250,000, (iv) any contract or series of contracts with the same person for the furnishing or purchase of machinery, equipment, goods or services, where the payments made by the Borrower or any Subsidiary exceeded or are expected to exceed $1,000,000 in the aggregate in the current fiscal year; (v) all management contracts pursuant to which the Borrower or a Subsidiary provides management services to any other person where the payments received or expected to be received by the Borrower or any Subsidiary exceed $500,000 in the current fiscal year; and (vi) all other material contracts filed as exhibits to any report filed by the Borrower with the SEC during the past twelve months. All contracts listed on Schedule 6.01(u) and any Provider Agreements which provide for annual payments in excess of $6,000,000 which are not listed on Schedule 6.01(u) are valid, binding and enforceable upon the Borrower or its Subsidiaries, as the case may be, and, to the best knowledge of the Borrower, each of the other parties thereto in accordance with their respective terms and there is no default thereunder, to the knowledge of the Borrower and of its Subsidiaries, with respect to parties other than the Borrower or any of its Subsidiaries. There are no patient care agreements with patients or any other person or organization which deviate in such a material respect from the standard patient care forms used by the Borrower or any of its Subsidiaries as to constitute a Material Adverse Change.

                      (B) Except as set forth on Schedule 6.01(u), the Borrower and each of its Subsidiaries has all material accreditations, authorizations, approvals, certificates of need, consents, licenses, permits and qualifications (collectively, "Approvals") required (i) for them to construct, acquire, own, manage, lease and/or operate their facilities and services, (ii) for them to receive payment and reimbursement from any patient or third party payor, to the extent in the case of (i) and (ii) such Approvals are presently required. The Borrower and each of its Subsidiaries have all other material Approvals required for the lawful operation of their businesses. All material Approvals of the Borrower and each of its Subsidiaries are in full force and effect and have not been amended or otherwise modified (except for modifications which would not have a material adverse effect upon the Borrower or any Subsidiary) rescinded, revoked or assigned, and no notice has been received of any violation of applicable Laws or any refusal to renew any Approval which could reasonably be expected to cause any of such Approvals to be modified, rescinded or revoked (except for modifications, rescissions or revocations which would not have a material adverse effect upon the Borrower and its Subsidiaries taken as a whole). The continuation, validity and effectiveness of all such Approvals will in no way be adversely affected by the transactions contemplated by this Agreement. Neither the Borrower nor any of its Subsidiaries knows of any reason why any of them will not be able to maintain all material Approvals necessary or appropriate to construct, own, lease, manage and operate all of their facilities and to otherwise conduct their businesses as now conducted and presently proposed to be conducted. There are no deficiencies to the conditions for participation by the Borrower or any Subsidiary in any Medicare, Medicaid or other reimbursement programs which would preclude such participation.

                           (v)  Investment  Companies.  The  Borrower  is not an
"investment company" registered or required to be registered under the Investment Company Act of 1940 or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940 and shall not become such an "investment company" or under such "control."

                           (w) Plans and Benefit Arrangements.

                                (i) The  Borrower  and each  member of the ERISA
Group are in compliance in all material respects with any applicable provisions of ERISA with respect to all Benefit Arrangements, Plans and Multiemployer Plans. There has been no Prohibited Transaction with respect to any Benefit Arrangement or any Plan or, to the best knowledge of the Borrower, with respect to any Multiemployer Plan or Multiple Employer Plan, which could result in any material liability of the Borrower or any other member of the ERISA Group. The Borrower and all members of the ERISA Group have made when due any and all payments required to be made under any agreement relating to a Multiemployer Plan or a Multiple Employer Plan or any Law pertaining thereto. With respect to each Plan and Multiemployer Plan, the Borrower and each member of the ERISA Group (i) have fulfilled in all material respects their obligations under the minimum funding standards of ERISA, (ii) have not incurred any liability to the PBGC and (iii) have not had asserted against them any penalty for failure to fulfill the minimum funding requirements of ERISA.

                                (ii) To the  best of the  Borrower's  knowledge,
each Multiemployer Plan and Multiple Employer Plan is able to pay benefits thereunder when due.

                                (iii)  Neither the Borrower nor any other member
of the ERISA Group has instituted or intends to institute proceedings to terminate any Plan.

                                (iv) No event requiring notice to the PBGC under
Section 302(f)(4)(A) of ERISA has occurred or is reasonably expected to occur with respect to any Plan, and no amendment with respect to which security is required under Section 307 of ERISA has been made or is reasonably expected to be made to any Plan.

                                (v) The aggregate actuarial present value of all
benefit liabilities (whether or not vested) under each Plan, determined on a plan termination basis, as disclosed in, and as of the date of, the most recent actuarial report for such Plan, does not exceed the aggregate fair market value of the assets of such Plan by an amount in excess of $250,000.

                                (vi)  Neither the  Borrower nor any other member
of the ERISA Group has incurred or reasonably expects to incur any material withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. Neither the Borrower nor any other member of the ERISA Group has been notified by any Multiemployer Plan or Multiple Employer Plan that such Multiemployer Plan or Multiple Employer Plan has been terminated within the meaning of Title IV of ERISA and, to the best knowledge of the Borrower, no Multiemployer Plan or Multiple Employer Plan is reasonably expected to be reorganized or terminated, within the meaning of Title IV of ERISA.

                                (vii) To the extent that any Benefit Arrangement
is insured, the Borrower and all members of the ERISA Group have paid when due all premiums required to be paid for all periods. To the extent that any Benefit Arrangement is funded other than with insurance, the Borrower and all members of the ERISA Group have made when due all contributions required to be paid for all periods.

                           (x) Employment Matters.  The Borrower and each of its
Subsidiaries are in compliance with the Labor Contracts and all applicable federal, state and local labor and employment Laws including, but not limited to, those related to equal employment opportunity and affirmative action, labor relations, minimum wage, overtime, child labor, medical insurance continuation, worker adjustment and relocation notices, immigration controls and worker and unemployment compensation, where the failure to comply would constitute a Material Adverse Change. There are no outstanding grievances, arbitration awards or appeals therefrom arising out of the Labor Contracts or current or threatened strikes, picketing, handbilling or other work stoppages or slowdowns at facilities of the Borrower or any of its Subsidiaries which in any case would constitute a Material Adverse Change. The Borrower has delivered to the Agent true and correct copies of each of the Labor Contracts in effect as of the date hereof.

                           (y)  Environmental  Matters.  Except as  disclosed on
Schedule 6.01(y) hereto:

                                (i)  Neither  the   Borrower   nor  any  of  its
Subsidiaries has received any Environmental Complaint from any Official Body or private person alleging that the Borrower, any of its Subsidiaries or any prior or subsequent owner of the Property is a potentially responsible party under the Comprehensive Environmental Response, Cleanup and Liability Act ("CERCLA"), 42 U.S.C. ss. 9601, et seq., or is potentially liable under the Solid Waste
Disposal Act, as amended, ("SWDA") 42 U.S.C. ss. 6901, et seq., or any comparable state or foreign law, statute or regulation of either CERCLA or SWDA and the Borrower has no reason to believe that such an Environmental Complaint might be received. There are no pending or, to the Borrower's knowledge, threatened Environmental Complaints relating to the Borrower, any of its Subsidiaries or, to the Borrower's knowledge, any prior or subsequent owner of the Property pertaining to, or arising out of, any Environmental Conditions which, individually or in the aggregate, if adversely determined could reasonably be expected to have a material adverse effect on the Borrower or any Subsidiary of the Borrower taken as a whole.

                                (ii)  Except  for   conditions,   violations  or
failure which individually and in the aggregate are not reasonably likely to result in a Material Adverse Change, there are no circumstances at, on or, to the best of the Borrower's knowledge, under the Property that constitute a breach of or non-compliance with any of the Environmental Laws, and there are, to the best of the Borrower's knowledge, no past or present Environmental Conditions at, on or under the Property or, to the Borrower's knowledge, at, on or, to the best of the Borrower's knowledge, under adjacent property, that prevent compliance with the Environmental Laws at the Property.

                                (iii)  Neither the Property nor any  structures,
improvements, equipment, fixtures, activities or facilities thereon or thereunder contain or use Regulated Substances except in compliance in all material respects with Environmental Laws. There are no processes, facilities, operations, equipment or any other activities at, on or, to the best of the Borrower's knowledge, under the Property, or, to the Borrower's knowledge, at, on or under adjacent property, that currently result in the release or threatened release of Regulated Substances onto the Property, except to the extent that such releases or threatened releases are not a material breach of or otherwise not a material violation of the Environmental Laws, or are not likely to result in a Material Adverse Change.

                                (iv) There are no above  ground  storage  tanks,
underground storage tanks, or underground piping associated with such tanks, used for the management of Regulated Substances at, on or under the Property that (a) do not have, to the extent required by applicable Environmental Laws, a full operational secondary containment system in place, and (b) are not otherwise in compliance in all material respects with all Environmental Laws. To Borrower's best knowledge, there are no abandoned underground storage tanks or underground piping associated with such tanks, previously used for the management of Regulated Substances at, on or under the Property that have not been either abandoned in place, or removed, in accordance with the Environmental Laws.

                                (v) The  Borrower  and each of its  Subsidiaries
have all material permits, licenses, authorizations, plans and approvals necessary under the Environmental Laws for the conduct of the business of the Borrower and each such Subsidiary as presently conducted. The Borrower and each such Subsidiary have submitted all material notices, reports and other filings required by the Environmental Laws to be submitted to an Official Body which pertain to past and current operations on the Property.

                                (vi) Except for  violations  which  individually
and in the aggregate are not likely to result in a Material Adverse Change, all present and, to the best knowledge of the Borrower, past on-site generation, storage, processing, treatment, recycling, reclamation or disposal of Regulated Substances at, on, or under the Property and, to the best knowledge of the Borrower, all off-site transportation, storage, processing, treatment, recycling, reclamation or disposal of Regulated Substances has been done in accordance with the Environmental Laws.

                           (z)  Senior  Debt  Status.  Except  as set  forth  on
Schedule 6.01(z), the obligations of the Borrower under this Agreement and the Notes and the obligations of the Subsidiaries of Borrower under the Guaranties do rank and will rank at least pari passu in priority of payment with all other Indebtedness of the Borrower or such Subsidiaries, as the case may be, except
Indebtedness of the Borrower or its Subsidiaries to the extent secured by Permitted Liens. The obligations of the Borrower under this Agreement and the Notes constitute "Designated Senior Indebtedness" as such term is defined in the Indenture. There is no Lien upon or with respect to any of the properties or income of the Borrower or any of its Subsidiaries which secures Indebtedness or other obligations of any person except for Permitted Liens.

                           (aa) Convalescent Merger.

                                (i) Indebtedness  Related to Convalescent Leased
Facilities. Schedule 6.01(aa) describes (1) each Convalescent Leased Facility (herein sometimes referred to in this paragraph as the "facility"); (2) the person (the "CLF Lessor") which owns such facility and leases such facility to Convalescent; (3) the amount of Indebtedness (the "CLF Lessor Indebtedness") of the CLF Lessor, secured by any assets of such facility; (4) the obligee under such Indebtedness (the "CLF Lender"); (5) any assets of Convalescent relating to such facility in which Convalescent has granted Liens in favor of the CLF Lessor (it is acknowledged that the CLF Lessor has assigned such Liens to the CLF Lender) or CLF Lender; and (6) the maturity of such CLF Lessor Indebtedness as of the Fourth Amendment Effective Date and without giving effect to subsequent amendments.

                                (ii) Indebtedness  Related to Convalescent Owned
Facilities. Schedule 6.01(aa) describes (1) each Convalescent Owned Facility (herein sometimes referred to in this paragraph as the "facility"); (2) the person which owns such facility (the "COF Owner"); (3) the amount of Indebtedness (the "COF Owner Indebtedness") of the COF Owner, secured by any assets of such facility; (4) the obligee under such Indebtedness (the "COF Lender"); (5) the assets of the COF Owner relating to such facility in which the COF Owner has granted Liens in favor of such COF Lender; and (6) the maturity of such COF Owner Indebtedness as of the Fourth Amendment Effective Date and without giving effect to subsequent amendments.

                                (iii) CLF  Lender,  CLF  Lessor  and COF  Lender
Agreements.

                                      (A) Leased  Facilities.  Schedule 6.01(aa)
states with respect to each Convalescent Leased Facility whether the CLF Lender has:

                                          (1) agreed to release its liens in the
assets of Convalescent related to such Facility;

                                          (2)  entered  into  a  Non-Disturbance
Agreement;

                                          (3)  entered  into  an   Intercreditor
Agreement with the Agent;

                                          (4) granted to the Agent and the Banks
a Convalescent Facility Purchase Option; and

                                          (5)    agreed    to   the   grant   by
Convalescent to the Agent of (i) a Leasehold Mortgage and (ii) second Liens in the assets of Convalescent.



Schedule 6.01(aa) also states, with respect to each Convalescent Leased Facility
(i) whether the CLF Lessor has pursuant to its lease with Convalescent consented to the grant by Convalescent to the Agent of a Leasehold Mortgage and (ii) whether Convalescent has granted Liens to the CLF Lessor pursuant to such lease.

                                      (B) Owned  Facilities.  Schedule  6.01(aa)
states with respect to each Convalescent Owned Facility whether the COF Lender has:

                                          (1)  entered  into  an   Intercreditor
Agreement with Agent;

                                          (2) granted to the Agent and the Banks
a Convalescent Facility Purchase Option; and

                                          (3)    agreed    to   the   grant   by
Convalescent to the Agent of a Mortgage.

                           (bb)     Regency Merger.

                                (i)  Indebtedness   Related  to  Regency  Leased
Facilities. Schedule 6.01(bb) describes (1) each Regency Leased Facility (herein sometimes referred to in this paragraph as the "facility"); (2) the person which owns such facility (the "RLF Lessor") and leases such facility to Regency; (3) the amount of Indebtedness (the "RLF Lessor Indebtedness") of the RLF Lessor, secured by any assets of such facility; (4) the obligee under such Indebtedness (the "RLF Lender"); (5) any assets of Regency relating to such facility in which Regency has granted Liens in favor of the RLF Lessor (it is acknowledged that the RLF Lessor may have assigned such Liens to the RLF Lender, as indicated on
Schedule 6.01(bb)) or RLF Lender; and (6) the maturity of such RLF Lessor Indebtedness as of the Ninth Amendment Effective Date and without giving effect to subsequent amendments.

                                (ii)  Indebtedness   Related  to  Regency  Owned
Facilities. Schedule 6.01(bb) describes (1) each Regency Owned Facility (herein sometimes referred to in this paragraph as the "facility"); (2) the person which owns such facility effective upon the consummation of the Regency Merger (the "ROF Owner"); (3) the amount of Indebtedness (the "ROF Owner Indebtedness") of the ROF Owner, secured by any assets of such facility; (4) the obligee under such Indebtedness (the "ROF Lender"); (5) the assets of the ROF Owner relating to such facility in which the ROF Owner has granted Liens in favor of such ROF Lender; and (6) the maturity of such ROF Owner Indebtedness as of the Ninth Amendment Effective Date and without giving effect to subsequent amendments.

                                (iii) RLF  Lender,  RLF  Lessor  and ROF  Lender
Agreements.

                                      (A) Leased  Facilities.  Schedule 6.01(bb)
states with respect to each Regency Leased Facility whether the RLF Lender has:

                                          (1) agreed to release its liens in the
assets of Regency related to such facility;

                                          (2)  entered  into  a  Non-Disturbance
Agreement;

                                          (3)  entered  into  an   Intercreditor
Agreement with the Agent;

                                          (4) granted to the Agent and the Banks
a Regency Facility Purchase Option; and

                                          (5)  agreed to the grant by Regency to
the Agent of (i) a Leasehold Mortgage and (ii) second Liens in the assets of Regency.

                                      Schedule   6.01(bb)   also  states,   with
respect to each Regency Leased Facility (i) whether the RLF Lessor has consented to the grant by Regency or MHF to the Agent of a Leasehold Mortgage and (ii) whether Regency or MHF shall grant Liens to the RLF Lessor pursuant to such lease.

                                      (B) Owned  Facilities.  Schedule  6.01(bb)
states with respect to each Regency Owned Facility whether the ROF Lender has:

                                          (1)  entered  into  an   Intercreditor
Agreement with Agent;

                                          (2) granted to the Agent and the Banks
a Regency Facility Purchase Option; and

                                          (3)  agreed to the grant by Regency to
the Agent of a Mortgage.

                           (cc) Mortgage and Leasehold Mortgage Liens. The Liens
granted to the Agent for the benefit of the Banks pursuant to the Mortgages and the Leasehold Mortgages constitute valid Liens under applicable law having priority over all other Liens except that they may be subordinate to Liens in favor of the COF Owners and CLF Lenders, or in favor of the ROF Owners and RLF Lenders, as the case may be. All such action as will be necessary or advisable to establish such Liens of the Agent and its priority as described in the preceding sentence will be taken at or prior to the time required for such purpose, and there will be as of the date of execution and delivery of the Mortgages and Leasehold Mortgages no necessity for any further action in order to protect, preserve and continue such Liens and such priority.

                  6.02 Updates to Schedules. Should any of the information or disclosures provided on any of the Schedules attached hereto (other than Schedules relating solely to representations and warranties made solely as of the Closing Date, solely as of the Fourth Amendment Effective Date or solely as of the Ninth Amendment Effective Date) become outdated or incorrect in any material respect, the Borrower shall promptly provide the Agent in writing with such revisions or updates to such Schedule as may be necessary or appropriate to update or correct the same; provided, however that no Schedule shall be deemed to have been amended, modified or superseded by any such correction or update that would disclose the occurrence of an event or condition which constitutes a Potential Default or Event of Default, nor shall any breach of warranty or representation resulting from the inaccuracy or incompleteness of any such Schedule be deemed to have been cured thereby, unless and until the Required Banks, in their sole and absolute discretion, shall have accepted in writing such revisions or updates to such Schedule.

                                   ARTICLE VII
                              CONDITIONS OF LENDING
                              ---------------------

                  The obligation of each Bank to make Loans and of the Agent to issue Letters of Credit hereunder is subject to the performance by the Borrower of its obligations to be performed hereunder at or prior to the making of any such Loans or issuance of such Letters of Credit and to the satisfaction of the following further conditions:

                  7.01     [Intentionally Omitted.]

                  7.02 Each Additional Loan. At the time of making any Loans or issuing any Letters of Credit other than the Loan made on the Closing Date hereunder and after giving effect to the proposed borrowings: the representations and warranties of the Borrower contained in Article VI hereof shall be true on and as of the date of such additional Loan with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein) and the Borrower shall have performed and complied with all covenants and conditions hereof; no Event of Default or Potential Default shall have occurred and be continuing or shall exist; the making of the Loans or issuing of such Letters of Credit shall not contravene any Law applicable to the Borrower or any of the Banks; and the Borrower shall have delivered to the Agent a duly executed and completed Loan Request.

                  7.03 Conditions to Consummation of Regency Merger and Making of Additional Loan in Connection with Re7.03y MerConditions to Consummation of Regency Merger and Making of Additional Loan in connection with Regency Merger.

                           (a)  Regency  Merger  Closing.  Each  of the  Regency
Merger Documents and the documents in connection with the closing of the Regency Merger, including without limitation the Intercreditor Agreements, Leasehold Mortgages and Mortgages, is a binding obligation of each party thereto. All conditions to closing under the Regency Merger Agreement, or other Regency Merger Documents have been satisfied. The Regency Merger has been or simultaneous with permitted borrowings hereunder in connection therewith shall be consummated in accordance with the Laws of the State of Florida and the Regency Merger Documents. Borrower has delivered to the Agent for the benefit of the Banks true and correct copies of each document executed or delivered in connection with the closing of the Regency Merger. There has been no amendment to the Regency Merger Agreement, other than such amendment as approved by the Agent prior to the execution thereof;

                           (b) There  exists no Event of  Default  or  Potential
Default;

                           (c) The ratio of Total  Indebtedness  of the Borrower
and its Subsidiaries and Regency and its Subsidiaries as of the Regency Merger Effective Date to Consolidated Cash Flow from Operations of Borrower and its Subsidiaries and Regency and its Subsidiaries, computed on a pro forma combined basis for the fourth fiscal quarters ending on December 31, 1995 does not exceed
4.5 to 1.0;

                           (d) An authorized Officer shall have delivered a duly
executed certificate, certifying as to items 7.03(a), (b) and (c) above;

                           (e) The  Agent  shall  have  received  opinions  from
Testa, Hurwitz & Thibeault, the Borrower's counsel and from the Borrower's local counsel in Florida, Kansas and Tennessee, all such opinions to be in form and substance satisfactory to the Agent; and

                           (f) Mariner  Health of Florida,  Inc.  and each other
new Subsidiary of the Borrower shall have executed and delivered to the Agent on behalf of the Banks (i) a joinder to Guaranty Agreement and a joinder to the Subordination Agreement (Intercompany) and all of the stock and partnership interests of each such entity shall be pledged to the Agent for the benefit of the Banks pursuant to a Pledge Agreement, on a first priority perfected basis;
(ii) organization documents certified by such Loan Party and certified by the Secretary of the State of formation of each such entity, together with good standing certificates from each jurisdiction where such entity is required to be qualified to conduct business and from the jurisdiction of its formation; (iii) an incumbency certificate of each officer authorized to execute and deliver Loan Documents; and (iv) resolutions of such entity certified by the Secretary or Assistant Secretary thereof authorizing the execution, delivery and performance of the Loan Documents.

                                  ARTICLE VIII
                                    COVENANTS
                                    ---------

                  8.01 Affirmative Covenants. The Borrower covenants and agrees that until payment in full of the Loans and interest thereon, satisfaction of all of the Borrower's other obligations hereunder and termination of the Revolving Credit Commitments, the Borrower shall comply at all times with the following affirmative covenants:

                  (a) Preservation of Existence, Etc.. The Borrower shall, and shall cause each of its Subsidiaries to, maintain its corporate existence and its qualification to do business as a foreign corporation and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such qualification necessary, except where the failure to be so qualified or in such good standing would not constitute a Material Adverse Change.

                  (b) Payment of Liabilities, Including Taxes, Etc.. The Borrower shall, and shall cause each of its Subsidiaries to, duly pay and discharge all liabilities to which it is subject or which are asserted against it, promptly as and when the same shall become due and payable, including all taxes, assessments and governmental charges upon it or any of its properties, assets, income or profits, prior to the date on which penalties attach thereto, except to the extent that such liabilities, including taxes, assessments or charges, are being contested in good faith and by appropriate and lawful proceedings diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made, but only to the extent that failure to discharge any such liabilities would not result in any additional liability which would adversely affect to a material extent the financial condition of the Borrower and its Subsidiaries taken as a whole and which would affect the Collateral.

                  (c)      Maintenance of Insurance.nsurance

                           (i) The Borrower  shall,  and shall cause each of its
Subsidiaries to, insure its properties and assets against loss or damage by fire and such other insurable hazards as such assets are commonly insured (including fire, extended coverage, property damage, worker's compensation, public liability and business interruption insurance) and against other risks (including errors and omissions) in such amounts as similar properties and assets are insured by prudent companies in similar circumstances carrying on similar businesses, and with reputable and financially sound insurers, including self-insurance to the extent customary. At the request of the Agent, the Borrower shall deliver (x) on the Closing Date and annually thereafter an original certificate of insurance signed by the Borrower's independent insurance broker describing and certifying as to the existence of the insurance on the Collateral required to be maintained by this Agreement and the other Loan Documents and (y) from time to time a summary schedule indicating all insurance then in force with respect to the Borrower.

                  (d) Maintenance of Properties and Leases. The Borrower shall, and shall cause each of its Subsidiaries to, maintain in good repair, working order and condition (ordinary wear and tear excepted) in accordance with the general practice of other businesses of similar character and size, all of those properties useful or necessary to its business, and from time to time, the Borrower will make or cause to be made all appropriate repairs, renewals or replacements thereof.

                  (e) Maintenance of Patents, Trademarks, Etc.. The Borrower shall, and shall cause each of its Subsidiaries to, maintain in full force and effect all patents, trademarks, trade names, copyrights, licenses, franchises, permits and other authorizations necessary for the ownership and operation of its properties and business if the failure so to maintain the same would constitute a Material Adverse Change.

                  (f) Visitation Rights. The Borrower shall, and shall cause each of its Subsidiaries to, permit any of the officers or authorized employees or representatives of the Agent or any of the Banks to visit and inspect any of its properties and to examine and make excerpts from its books and records and discuss its business affairs, finances and accounts with its officers, all in such detail and at such times during normal business hours and as often as any of the Banks may reasonably request, provided that each Bank shall provide the Borrower and the Agent with reasonable notice prior to any visit or inspection. In the event any Bank desires to conduct an audit of the Borrower, such Bank shall make a reasonable effort to conduct such audit contemporaneously with any audit to be performed by the Agent.

                  (g) Keeping of Records and Books of Account. The Borrower shall, and shall cause each of its Subsidiaries to, maintain and keep proper books of record and account which enable the Borrower and its Subsidiaries to issue financial statements in accordance with GAAP and as otherwise required by applicable Laws of any Official Body having jurisdiction over the Borrower or any of its Subsidiaries, and which accurately and fairly reflect the transactions and dispositions of assets of the Borrower or such Subsidiary.

                  (h) Plans and Benefit Arrangements. The Borrower shall, and shall cause each member of the ERISA Group to, comply with ERISA, the Internal Revenue Code and other applicable Laws applicable to Plans and Benefit Arrangements except where such failure, alone or in conjunction with any other failure, would not result in a Material Adverse Change. Without limiting the generality of the foregoing, the Borrower shall cause all of its Plans and all Plans maintained by any member of the ERISA Group to be funded in accordance with the minimum funding requirements of ERISA and shall make, and cause each member of the ERISA Group to make, in a timely manner, all contributions due to Plans, Benefit Arrangements and Multiemployer Plans.

                  (i) Compliance with Laws. The Borrower shall, and shall cause each of its Subsidiaries to, comply with all applicable Laws, including all Environmental Laws, in all respects provided that it shall not be deemed to be a violation of this Section 8.01(i) if any failure to comply with any Law would not result in fines, penalties, other similar liabilities or injunctive relief which in the aggregate would constitute a Material Adverse Change.

                  (j) Use of Proceeds. The Borrower will use the proceeds of the Loans only for lawful purposes in accordance with Section 2.08 hereof as applicable and such uses shall not contravene any applicable Law or any other provision hereof.

                  (k)      [Intentionally Omitted.]Omitted.]

                  (l) Subordination of Intercompany Loans, Other Loans and Advances to the Borrower. Except for Indebtedness described on Schedule 8.01(l), the Borrower shall cause any intercompany Indebtedness, and shall cause any other Indebtedness, loans or advances owed by any Loan Party to any other person (other than a Loan Party) to be subordinated to the

Loan  Parties'  obligations  under the Loan  Documents on the terms set forth in
Exhibit 8.01(l), with such revisions thereto as are reasonably satisfactory to the Agent.

                           (m)  Approval of  Financial  Statements  in Permitted
Acquisitions; Notice of Permitted Acquisit(m) Approval of Financial Statements in Permitted Acquisitions; Notice of Permitted Acquisition.

                                (i)  Approval  of  Financial   Statements.   The
Borrower shall deliver to the Banks a certificate in the form of Exhibit 8.01(m)(i) hereof (the "Acquisition Approval Certificate") before making a Permitted Acquisition if they desire that the cash flow of the business to be acquired during periods prior to the acquisition shall be included when they compute Cash Flow from Operations under this Agreement. The Borrower shall attach to such Acquisition Approval Certificate copies of the historical financial statements of the business to be acquired including the annual and interim balance sheets and income statements for at least three (3) fiscal years prior to the Permitted Acquisition and pro forma statements which shall include a combined balance sheet as of the acquisition date and cash flow statements for the preceding year. The pro forma statements shall set forth: (1) Consolidated Cash Flow from Operations of the Loan Parties and the acquired business, adjusted in accordance with clause (A) of the definition of Consolidated Cash Flow from Operations, for the Acquisition Income Reporting Period in connection with such Permitted Acquisition, and (2) Total Indebtedness on the date of the Permitted Acquisition after giving effect to the acquisition and the Loans to be made on such date, and (3) the ratio of the amount in clause (2) to the amount in clause (1), which ratio shall not exceed (A) 3.75 to 1.0 from and including the Convalescent Merger Effective Date through but not including the Subordinated Indebtedness Incurrence Date; and (B) 4.5 to 1.0 from and after the Subordinated Indebtedness Incurrence Date. The Acquisition Approval Certificate shall confirm the accuracy of the foregoing computations and that, after giving effect to the Permitted Acquisition and the Loans made on the date thereof, no Event of Default shall exist and the Loan Parties shall be in compliance with all of their covenants hereunder, assuming, for purposes of Borrower's financial covenants, that all items of income, expense and cash flow are reported for the Acquisition Income Reporting Period and that all balance sheet items (such as Indebtedness) are measured on the date of such Permitted Acquisition. The Loan Parties may make the Permitted Acquisition prior to receiving the Required Banks' approval of Borrower's Acquisition Approval Certificate with respect thereto; provided that the Loan Parties may not, until they have received such approval, include the cash flow of the business to be acquired for periods prior to the acquisition in their net income when they compute Consolidated Cash Flow from Operations. The Banks shall use their best efforts to respond to the Borrower's request for approval of each Acquisition Approval Certificate within two (2) Business Days following the Banks' receipt of such certificate and shall not unreasonably withhold or delay such approval. The Borrower may request that extraordinary, nonrecurring expenses under GAAP incurred in connection with such Permitted Acquisition be excluded from the Consolidated Net Income of the Loan Parties and from the net income of the business to be acquired when they compute Consolidated Cash Flow from Operations pursuant to clause (1) above. Examples of such expenses include, without limitation, transaction costs, debt prepayments and similar charges, brokers' fees, attorneys' fees and accountants' fees. The foregoing expenses shall be excluded from net income in such computations of Consolidated Cash Flow from Operations if the Required Banks agree in writing to such request.

                                (ii) Notice.  The Borrower  shall deliver to the
Banks a notice in the form of Exhibit 8.01(m)(ii) (the "Acquisition Notice Certificate") at least two (2) Business Days before making any Permitted
Acquisition except for: (1) a Permitted Acquisition described in Section 8.01(m)(i) with respect to which the Borrower is delivering an Acquisition Approval Certificate, or (2) a Permitted Acquisition if the Purchase Price in connection therewith is less than $2,500,000. The Acquisition Notice Certificate shall set forth the ratio of (1) Consolidated Cash Flow From Operations (excluding the cash flow of the acquired business) for the Acquisition Income Reporting Period in connection with such Permitted Acquisition, and (2) Total Indebtedness on the date of the Permitted Acquisition after giving effect to the acquisition and the Loans to be made on such date, which ratio shall not exceed
(A) 3.75 to 1.0 from and including the Convalescent Merger Effective Date through but not including the Subordinated Indebtedness Incurrence Date; and (B)
4.5 to 1.0 from and after the Subordinated Indebtedness Incurrence Date. The Acquisition Notice Certificate also shall confirm that, after giving effect to the Permitted Acquisition and the Loans made on the date thereof, no Event of Default shall exist and the Loan Parties shall be in compliance with all of their covenants hereunder, assuming, for purposes of Borrower's financial covenants, that all items of income, expense and cash flow are reported for the Acquisition Income Reporting Period and that all balance sheet items (such as Indebtedness) are measured on the date of such Permitted Acquisition.

                                (iii)  Additional  Information.  With respect to
any Acquisition Approval Certificate or Acquisition Notice Certificate, the Borrower shall provide to the Banks, as the Banks may reasonably request detailed calculations and information supporting the financial calculations therein and the financial statements attached thereto.

                  (n) Dissolution of Certain Subsidiaries. Borrower shall cause Pinnacle Rehab of Gwinnette and Pinnacle's Kansas Joint Venture to be dissolved on or before December 31, 1996. Borrower shall not, directly or indirectly, make any capital contributions or other investments in, loans to, guarantees or other obligations on behalf of, or other payments, distributions or contributions to or for the benefit of, Pinnacle Rehab of Gwinnette or Pinnacle's Kansas Joint Venture on or after the Closing Date, except for payment of immaterial expenses on behalf of such entities relating to their dissolution.

                  (o) Westbury Associates, Ltd.. Borrower shall, on or before December 31, 1996, cause Westbury Associates, Ltd. to become a wholly-owned Subsidiary of Borrower.

                  (p) Further Assurances. Each Loan Party shall, from time to time, at its expense, faithfully preserve and protect the Agent's Lien on or perfected security interest in the Collateral as a continuing perfected Lien, subject only to Permitted Liens, and shall do such other acts and things as the Agent in its sole discretion may deem necessary or advisable from time to time in order to preserve, perfect and protect the Liens granted under the Loan Documents and to exercise and enforce its rights and remedies thereunder with respect to the Collateral.

                  (q)      Convalescent Facilities.cilities

                           (i) Convalescent Owned Facilities.

                                (A) Termination of Liens. Borrower shall:

                                     (1) Cause any Lien  securing  any COF Owner
Indebtedness to be terminated on or before the earlier of: (i) the maturity of such COF Owner Indebtedness (without giving effect to any extension of such maturity after the Fourth Amendment Effective Date) or (ii) any refinancing, replacement or substitution of such COF Owner Indebtedness;

                                     (2) Not  permit  the  amount  of COF  Owner
Indebtedness secured by Liens in favor of the COF Lenders to exceed the amount of such Indebtedness existing on the Fourth Amendment Effective Date, less any repayments of such Indebtedness after such date; and

                                (3) Cause  each COF Owner not to grant a Lien on
any asset of such COF Owner if the COF Lender has previously terminated its Liens or has never obtained a Lien on such asset.

                           (B) Intercreditor  Agreements.  Cause each COF Lender
on the Convalescent Merger Effective Date and thereafter any other person which loans money to any COF Owner, or otherwise obtains a Lien in any of the assets of any COF Owner relating to any of the COF Owned Facilities (whether by assignment of the COF Owner Indebtedness or otherwise), on the date of such loan or lien to execute and deliver to Agent an Intercreditor Agreement in the form described in the definition of "Intercreditor Agreement." Borrower shall deliver or cause to be delivered to Agent a true and correct copy of the original of each Intercreditor Agreement within one (1) Business Day after such agreement has been executed pursuant to the preceding sentence.

                      (ii) Convalescent Leased Facilities.

                           (A) Termination of Liens. Borrower shall:

                                (1)  Cause  any  Lien  securing  any CLF  Lessor
Indebtedness to be terminated on or before the earlier of: (i) the maturity of such CLF Lessor Indebtedness (without giving effect to any extension of such maturity after the Fourth Amendment Effective Date) or (ii) any refinancing, replacement or substitution of such CLF Lessor Indebtedness;

                                (2)  Not   permit   the  amount  of  CLF  Lessor
Indebtedness secured by Liens in favor of the CLF Lenders to exceed the amount of such Indebtedness existing on the Fourth Amendment Effective Date, less any repayments of such Indebtedness after such date; and

                                (3)  Cause  Convalescent  not to grant a Lien on
any of its asset if the CLF Lessor or CLF Lender has previously terminated its Liens or has never obtained a Lien on such asset.

                           (B)  Non-Disturbance  and  Intercreditor  Agreements.
Convalescent shall cause each CLF Lender on the Convalescent Merger Effective Date and any other person which loans money to, or obtains a Lien in any of the assets of, the CLF Lessor (whether by assignment of the CLF Lessor Indebtedness or otherwise) to execute a Non-Disturbance Agreement and an Intercreditor Agreement (in the form described in the definition of such term), as the case may be, except for any CLF Lender listed on Schedule 6.01(aa) if Schedule 6.01(aa) states that Mariner shall not be required to cause Convalescent to obtain such a Non-Disturbance Agreement or an Intercreditor Agreement from such CLF Lender. Borrower shall deliver or cause to be delivered to Agent a true and correct copy of each Non-Disturbance Agreement and the original of each Intercreditor Agreement within one (1) Business Day after such agreement has been executed pursuant to the preceding sentence.

                           (C) Trustee Agreements. Convalescent shall cause each
CLF Lessor listed on Schedule 6.01(aa) to execute and deliver to PNC Bank the Trustee Agreement if Schedule 6.01(aa) states that such CLF Lessor shall be required to enter into such Trustee Agreement.

          (r)      Regency Facilities.

                   (i)     Regency Owned Facilities.

                           (A) Termination of Liens. Borrower shall:

                                (1)  Cause  any  Lien  securing  any  ROF  Owner
Indebtedness to be terminated on or before the earlier of: (i) the maturity of such ROF Owner Indebtedness (without giving effect to any extension of such maturity after the Ninth Amendment Effective Date) or (ii) any refinancing, replacement or substitution of such ROF Owner Indebtedness;

                                (2)  Cause  Regency  to  grant  to  Agent on the
Regency Merger Date second priority mortgage liens or perfected security interests, pursuant to the Mortgages in the form attached as Exhibit 1.01(M), in each of the assets which is encumbered by Liens in favor of the ROF Lender;

                                (3)  Not   permit   the   amount  of  ROF  Owner
Indebtedness secured by Liens in favor of the ROF Lenders to exceed the amount of such Indebtedness existing on the Ninth Amendment Effective Date, less any repayments of such Indebtedness after such date;

                                (4) Cause  each ROF Owner not to grant a Lien on
any asset of such ROF Owner if the ROF Lender has previously terminated its Liens or has never obtained a Lien on such asset; and

                                (5) Not permit the  amendment  of any  documents
evidencing Indebtedness due to an ROF Lender without the prior consent of the Agent.

                           (B) Intercreditor  Agreements.  Cause each ROF Lender
on the Regency Merger Effective Date and thereafter any other person which loans money to any ROF Owner, or otherwise obtains a Lien in any of the assets of any ROF Owner relating to any of the ROF Owned Facilities (whether by assignment of the ROF Owner Indebtedness or otherwise), on the date of such loan or lien to execute and deliver to Agent an Intercreditor Agreement in the form described in the definition of "Intercreditor Agreement." Borrower shall deliver or cause to be delivered to Agent a true and correct copy of the original of each Intercreditor Agreement within one (1) Business Day after such agreement has been executed pursuant to the preceding sentence.

                   (ii)    Regency Leased Facilities.

                           (A) Termination of Liens. Borrower shall:

                                (1)  Cause  any  Lien  securing  any RLF  Lessor
Indebtedness to be terminated on or before the earlier of: (i) the maturity of such RLF Lessor Indebtedness (without giving effect to any extension of such maturity after the Ninth Amendment Effective Date) or (ii) any refinancing, replacement or substitution of such RLF Lessor Indebtedness;

                                (2)  Cause  Regency  to grant  to  Agent  second
priority perfected security interests, pursuant to Leasehold Mortgages in the form attached as Exhibit 1.01(L), in each of the assets which is encumbered by Liens in favor of any RLF Lender, except if the RLF Lender to the Regency Leased Facility relating to such assets is listed on Schedule 6.01(bb) and Schedule 6.01(bb) states that such RLF Lender has not consented to the grant by Regency of such second priority security interests;

                                (3)  Not   permit   the  amount  of  RLF  Lessor
Indebtedness secured by Liens in favor of the RLF Lenders to exceed the amount of such Indebtedness existing on the Ninth Amendment Effective Date, less any repayments of such Indebtedness after such date; and

                                (4) Cause  Regency not to grant a Lien on any of
its assets if the RLF Lessor or RLF Lender has previously terminated its Liens or has never obtained a Lien on such asset.

                           (B)  Non-Disturbance  and  Intercreditor  Agreements.
Regency shall cause each RLF Lender on the Regency Merger Effective Date and any other person which loans money to, or obtains a Lien in any of the assets of, the RLF Lessor (whether by assignment of the RLF Lessor Indebtedness or otherwise) to execute a Non-Disturbance Agreement and an Intercreditor Agreement (in the form described in the definition of such term), as the case may be, except for any RLF Lender listed on Schedule 6.01(bb) if Schedule 6.01(bb) states that Borrower shall not be required to cause Regency to obtain such a Non-Disturbance Agreement or an Intercreditor Agreement from such CLF Lender. Borrower shall deliver or cause to be delivered to Agent a true and correct copy of each Non-Disturbance Agreement and the original of each Intercreditor Agreement within one (1) Business Day after such agreement has been executed pursuant to the preceding sentence.

                  8.02 Negative Covenants. The Borrower covenants and agrees that until payment in full of the Loans and interest thereon, satisfaction of all of the Borrower's other obligations hereunder and termination of the Revolving Credit Commitments, the Borrower shall comply with the following negative covenants:

                  (a) Indebtedness. Subject to Section 8.02(v), the Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, at any time create, incur, assume or suffer to exist any Indebtedness, except:

                           (i) Indebtedness under the Loan Documents;

                           (ii) Existing  Indebtedness  as set forth on Schedule
8.02(a) hereto (including any extensions or renewals thereof provided there is no increase in the amount thereof or other significant change in the terms thereof adverse to any Loan Party or to any Bank unless otherwise specified on
Schedule 8.02(a)); the COF Owner Indebtedness and CLF Lessor Indebtedness are also subject to the covenants and limitations described in Section 8.01(q); the ROF Owner Indebtedness and RLF Lessor Indebtedness are also subject to the covenants and limitations described in Section 8.01(r);

                           (iii)  Capitalized   leases  as  and  to  the  extent
permitted under Section 8.02(p) and operating leases;

                           (iv) Indebtedness which is subordinated in accordance
with the provisions of Section 8.01(1);

                           (v)  Indebtedness  secured by Purchase Money Security
Interests in an aggregate amount for the Borrower and its Subsidiaries on a consolidated basis at any time not exceeding $500,000;

                           (vi)  Indebtedness of a Loan Party to the Borrower or
to a wholly owned Subsidiary of the Borrower;

                           (vii) the Subordinated  Notes,  provided that neither
the  subordination  provisions  contained  in the  Indenture  nor  Section  1008
[Limitation on Indebtedness] of the Indenture shall be amended after the Subordinated Indebtedness Incurrence Date and provided further that the
Indenture is not otherwise amended after the Subordinated Indebtedness Incurrence Date if the effect thereof would (i) accelerate the due date or increase the amount of any payment due from the Borrower thereunder, (ii) change the rate at which interest is charged thereunder, or (iii) impose material restrictions or obligations on the Borrower or the other Loan Parties which are not imposed thereunder on the Closing Date or add any term thereto which is less favorable in any material respect to the Loan Parties than the terms of the Indenture on the Subordinated Indebtedness Incurrence Date or which is more restrictive to any of the Loan Parties than the terms of the Credit Agreement; and

                           (viii)  Guaranties which  constitute  Indebtedness as
permitted pursuant to Section 8.02(c).

                  (b) Liens. The Borrower shall not, and shall not permit any of the other Loan Parties or Unrestricted Subsidiary which is an Excluded Entity with respect to which Restricted Investments have been made as permitted pursuant to Section 8.02(d)(iv) to, at any time create, incur, assume or suffer to exist any Lien on any of its or their property or assets, tangible or intangible, now owned or hereafter acquired, or agree or become liable to do so, except Permitted Liens.

                  (c) Guaranties. Except as described in Schedule 8.02(c), the Borrower shall not, and shall not permit any of the other Loan Parties to, at any time, directly or indirectly, become or be liable in respect of any Guaranty except: (i) Guaranties of any obligation or liability of another Loan Party that is permitted under the other provisions of this Agreement, (ii) Guaranties which are not required by GAAP to be disclosed in the Borrower's audited consolidated financial statements (including the footnotes thereto), (iii) Guaranties of Indebtedness incurred as part of a permitted Restricted Investment pursuant to
Section 8.02(d)(iv) and (iv) Guaranties which are subordinated on terms reasonably acceptable to the Agent.

                  (d) Loans and Investments. The Borrower shall not, and shall not permit any of the other Loan Parties, to, at any time make or suffer to remain outstanding any loan or advance to, or purchase, acquire or own any stock, bonds, notes or securities of, or any partnership interest (whether general or limited) in, or any other investment or interest in, or make any capital contribution to, any other person, or agree, become or remain liable to do any of the foregoing, except:

                           (i) trade  credit  extended  on usual  and  customary
terms in the ordinary course of business;

                           (ii) advances to employees to meet expenses  incurred
by such employees in the ordinary course of business;

                           (iii) Permitted Investments;

                           (iv)  Restricted  Investments  not to  exceed  in the
aggregate for the Borrower and the other Loan Parties Twenty Five Million Dollars ($25,000,000) outstanding at any time; provided that (i) the Excluded Entity in which the Restricted Investment is made is engaged in a business which is ancillary and related to the business of the Loan Parties; (ii) the Loan Party making a Restricted Investment is either a shareholder, member or partner of the Excluded Entity in which a Restricted Investment is made; (iii) the stock, equity interests in a limited liability company or partnership interests owned by a Loan Party in the Excluded Entity in which a Restricted Investment is made are pledged to the Agent on a first priority basis for the benefit of the Banks; and (iv) to the extent that any Excluded Entity incurs Indebtedness payable to any person other than a Loan Party (the "Third Party Lender") in excess of $2,500,000, prior to incurring such Indebtedness, the Borrower shall cause the Third Party Lender to enter into an intercreditor agreement with the Agent on behalf of the Banks, in form and substance satisfactory to the Agent in its sole discretion with respect to the Indebtedness of such Excluded Entity payable to the Third Party Lender and any Indebtedness of such Excluded Entity payable to either the Banks or any Loan Party; and

                           (v) loans,  advances and  investments  in  Restricted
Subsidiaries.

                  (e) Dividends and Related Distributions. The Borrower shall not, and shall not permit any of its Subsidiaries to, make or pay, or agree to become or remain liable to make or pay, any dividend or other distribution of any nature (whether in cash, property, securities or otherwise) on account of or in respect of their respective shares of capital stock or partnership interests, as the case may be, or on account of the purchase, redemption, retirement or acquisition of their respective shares of capital stock (or warrants, options or rights therefor) or partnership interests, as the case may be, except (i) dividends or distributions in respect of a partnership interest payable by any Subsidiary to the Borrower, (ii) dividends payable by the Borrower solely in shares of capital stock of the Borrower, and (iii) up to $500,000 of distributions per year payable in the aggregate by the Subsidiaries of the Borrower which are limited liability companies or partnerships to non Affiliate members of such limited liability companies or non Affiliate limited partners of such partnerships, so long as after giving effect thereto no Event of Default or Potential Default has occurred and is continuing. Notwithstanding the foregoing, the Borrower may purchase or redeem its stock (from funds other than Loan proceeds), from the date hereof through the Expiration Date, up to an aggregate of $5 million of such stock, provided that, after giving effect to such purchase or redemption, so long as after giving effect thereto no Potential Default or Event of Default has occurred and is continuing and, without limiting the generality of the foregoing, that the Borrower is in compliance (and the Borrower demonstrates such compliance to the Agent in detail satisfactory to the Agent) with the Leverage Ratio set forth in Section 8.02(r) and with the Minimum Net Worth covenant set forth in Section 8.02(t).

                  (f) Liquidations, Mergers, Consolidations, Acquisitions. The Borrower shall not, and shall not permit any of the other Loan Parties to, dissolve, liquidate or wind-up its affairs, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any other person, provided that (i) any wholly owned Subsidiary may consolidate or merge into the Borrower or any other wholly owned Subsidiary; (ii) a Subsidiary that is not a Material Subsidiary may be dissolved, liquidated or wound up provided that from the date of this Agreement through the Expiration Date, the total assets of the non-Material Subsidiaries which so dissolve, liquidate or wind up shall not exceed $10,000,000 in the aggregate; (iii) the Borrower or a Restricted Subsidiary of the Borrower may acquire all of the capital stock of another corporation so long as (u) the Purchase Price for such acquisition shall not exceed $75,000,000, (v) the aggregate Purchase Price for such acquisition together with all previous acquisitions permitted under clauses (iii) and (iv) of this Section 8.02(f) shall not exceed $70,000,000 during the fiscal year ending December 31, 1995 or $150,00,000 in any fiscal year of Borrower commencing after December 31, 1995,
(w) such acquired corporation, simultaneous with the acquisition thereof by a Loan Party, executes and delivers to the Agent for the benefit of the Banks a Guaranty

Agreement and a Pledge Agreement substantially in the form of Exhibits 1.01(G) and 1.01(P), respectively, and also delivers to the Agent such opinions of counsel and other documents in connection therewith as the Agent may reasonably request, (x) all of the issued and outstanding capital stock of such acquired corporation owned by a Loan Party is pledged to the Agent for the benefit of the Banks pursuant to a Pledge Agreement substantially in the form of Exhibit 1.01(P) hereto, (y) after giving effect to such proposed acquisition, no Event of Default shall have occurred and be continuing, and (z) after giving effect to such proposed acquisition (and without limiting the generality of the preceding clause (iii)(y)), the Borrower is in compliance with the Leverage Ratio set forth in Section 8.02(r) and the Borrower demonstrates such compliance pursuant to Section 8.01(m) (if Section 8.01(m) requires such demonstration of compliance); and (iv) the Borrower or any Restricted Subsidiary may merge or consolidate with, or acquire all or substantially all of the assets of another person so long as (w) the Purchase Price for such acquisition, merger or consolidation shall not exceed $75,000,000, (x) the aggregate Purchase Price for such acquisition together with all previous acquisitions permitted under clauses
(iii) and (iv) of this Section 8.02(f) shall not exceed $70,000,000 during the fiscal year ending December 31, 1995 or $150,000,000 in any fiscal year of Borrower commencing after December 31, 1995, (y) after giving effect to such proposed acquisition, merger or consolidation, no Event of Default shall have occurred and be continuing, and (z) after giving effect to such proposed acquisition, merger or consolidation, the Borrower is in compliance with the Leverage Ratio set forth in Section 8.02(r) and the Borrower demonstrates such compliance pursuant to Section 8.01(m) (if Section 8.01(m) requires such demonstration of compliance). The Purchase Price paid in connection with the Convalescent Merger shall be excluded from the computation of the dollar limitations on the Purchase Price permitted to be paid in connection with the mergers or other acquisitions contained in clauses (iii)(u) and (v) and (iv)(w) and (x) above. The Purchase Price paid in connection with the MedRehab Merger shall be excluded from the computation of the dollar limitations on the Purchase Price permitted to be paid in connection with the mergers or other acquisitions contained in clauses (iii)(u) and (v) and (iv)(w) and (x) above. The Purchase Price paid in connection with the Regency Merger shall be included in the computation of the dollar limitations on the Purchase Price permitted to be paid in connection with mergers or other acquisitions contained in clauses (iii)(u) and (v) and (iv)(w) and (x) above. For purposes of the preceding clauses
(iii)(z) and (iv)(z), the Leverage Ratio set forth in Section 8.02(r) shall be calculated as follows: (i) Total Indebtedness shall be determined as of the date of the proposed acquisition, after giving effect thereto, and (ii) Consolidated Cash Flow from Operations shall be calculated for the twelve-month period ending on the last day of the fiscal quarter of the Borrower which precedes such date of acquisition.

                  (g) Dispositions of Assets or Subsidiaries. The Borrower shall not, and shall not permit any of the other Loan Parties to, sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including but not limited to sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles with or without recourse or of capital stock, shares of beneficial interest or partnership interests of a Subsidiary), except:

                           (i) any  sale,  transfer  or lease of  assets  in the
ordinary course of business which are no longer necessary or required in, or which are not material to, the conduct of the Borrower's or such Subsidiary's business;

                           (ii) any  sale,  transfer  or lease of  assets by any
wholly owned Loan Party to the Borrower or any other wholly owned Loan Party (or by the Borrower to a wholly owned Loan Party);

                           (iii)  any sale,  transfer  or lease of assets in the
ordinary course of business which are replaced by substitute assets acquired or leased within the parameters of Section 8.02(p) provided such substitute assets are subject to the Banks' Prior Security Interest;

                           (iv)  any  sale  or  transfer  of  assets  which  are
obsolete or no longer used or useful in the business of the Borrower or its Subsidiaries; provided that such sales, transfers or dispositions shall not exceed, in any fiscal year, $1 million in the aggregate for the Borrower and its Subsidiaries; or

                           (v) any sale, transfer or lease of assets, other than
those specifically excepted pursuant to clauses (i) through (iv) above, which is approved by the Required Banks so long as (x) the proceeds of such sale, transfer or lease are applied as a mandatory prepayment of the Loans to the extent required by the provisions of Section 5.05 of this Agreement, (y) after giving effect to such proposed disposition, no Event of Default shall have occurred and be continuing, and (z) after giving effect to such proposed disposition (and without limiting the generality of the foregoing clause (y)), the Borrower is in compliance (and, with respect to sales, transfers or leases of assets of Subsidiaries which are not Material Subsidiaries, which sales, transfers or leases individually or in the aggregate exceed $10 million for the period from the date hereof through and including the Expiration Date, the Borrower demonstrates such compliance to the Agent in detail reasonably satisfactory to the Agent) with the leverage ratio set forth in Section 8.02(r). For purposes of this Section 8.02(g)(v), the leverage ratio set forth in Section 8.02(r) shall be calculated as follows: (i) Indebtedness of the Borrower and its Subsidiaries shall be determined as of the date of the proposed disposition, after giving effect thereto, and (ii) Consolidated Cash Flow from Operations shall be calculated for the twelve-month period ending on the last day of the fiscal quarter of the Borrower which precedes such date of disposition but shall exclude therefrom all amounts attributable to the assets which are sold, transferred or leased.

                  (h) Affiliate Transactions. The Borrower shall not, and shall not permit any of its Subsidiaries to, enter into or carry out any transaction with any Affiliate (including, without limitation, purchasing property or services from or selling property or services) unless such transaction is entered into in the ordinary course of business upon fair and reasonable arm's-length terms and conditions and is in accordance with all applicable Law or unless such transaction is not otherwise prohibited by this Agreement.

                  (i) Subsidiary, Partnerships and Joint Ventures. The Borrower shall not, and shall not permit any Subsidiary to, own or create directly or indirectly any Subsidiaries other than those listed in Schedule 6.01(c); provided, however, that the Borrower or a Restricted

Subsidiary may acquire a Subsidiary pursuant to Section 8.02(f) or form a new Subsidiary so long as (A) if such Subsidiary is a Restricted Subsidiary it executes and delivers to the Agent for the benefit of the Banks a Guaranty Agreement substantially in the form of Exhibit 1.01(G), , and also delivers to the Agent such opinions of counsel and other documents as the Agent may reasonably request; and (B) all of the issued and outstanding capital stock of such Subsidiary owned by a Loan Party is pledged to the Agent for the benefit of the Banks, such pledge to be a first priority perfected pledge pursuant to a Pledge Agreement. If Borrower is forming a new Subsidiary (as opposed to acquiring a Subsidiary) the obligations set forth in clauses (A) and (B) of the preceding sentence shall arise only at such time as such new Subsidiary either commences construction of a health care facility or related health care business, acquires a health care facility or makes another acquisition permitted under this Agreement or has a net book value, as determined under GAAP, of at least $250,000. Except for investments permitted under Section 8.02(d)(iv), neither the Borrower nor any Subsidiary shall become or agree to become a general or limited partner in any general or limited partnership or a joint venturer in any joint venture.

                  (j) Continuation of or Change in Business. The Borrower shall not, and shall not permit any Subsidiary to, engage in any business other than
(i) its existing business, substantially as conducted and operated as of the Closing Date and (ii) related health care businesses.

                  (k) Plans and Benefit Arrangements. The Borrower shall not, and shall not permit any of its Subsidiaries to:

                           (i) fail to satisfy the minimum funding  requirements
of ERISA and the Internal Revenue Code with respect to any Plan;

                           (ii)  request  a  minimum  funding  waiver  from  the
Internal Revenue Service with respect to any Plan;

                           (iii)  engage in a  Prohibited  Transaction  with any
Plan, Benefit Arrangement or Multiemployer Plan which, alone or in conjunction with any other circumstances or set of circumstances resulting in liability under ERISA, would constitute a Material Adverse Change;

                           (iv) permit the aggregate  actuarial present value of
all benefit liabilities (whether or not vested) under each Plan, determined on a plan termination basis, as disclosed in the most recent actuarial report completed with respect to such Plan, to exceed, as of any actuarial valuation date, the fair market value of the assets of such Plan by an amount in excess of $250,000;

                           (v)  fail to make  when due any  contribution  to any
Multiemployer Plan that the Borrower or any member of the ERISA Group may be required to make under any agreement relating to such Multiemployer Plan, or any Law pertaining thereto;

                           (vi)  withdraw  (completely  or  partially)  from any
Multiemployer Plan or withdraw (or be deemed under Section 4062(e) of ERISA to withdraw) from any

Multiple Employer Plan, where any such withdrawal is likely to result in a material liability of Borrower or any member of the ERISA Group;

                           (vii)   terminate,   or  institute   proceedings   to
terminate, any Plan, where such termination is likely to result in a material liability to the Borrower or any member of the ERISA Group;

                           (viii) make any amendment to any Plan with respect to
which security is required under Section 307 of ERISA; or

                           (ix)  fail to give any and all  notices  and make all
disclosures and governmental filings required under ERISA or the Internal Revenue Code, where such failure is likely to result in a Material Adverse Change.

                  (l) Fiscal Year. The Borrower shall not permit any of its Subsidiaries to, change its fiscal year from the twelve-month period beginning January 1 and ending December 31.

                  (m) Issuance of Stock. The Borrower shall not permit any of its Subsidiaries to issue any additional shares of capital stock, partnership interests or member interests in a limited liability company or any options, warrants or other rights in respect thereof; provided, however, that an Unrestricted Subsidiary which is an Excluded Entity may issue additional capital stock, partnership interests or member interests in a limited liability company so long as all such capital stock, partnership interests or member interests in a limited liability company which are owned, beneficially, of record, or otherwise, by any Loan Party are pledged to the Banks as a first priority perfected pledge pursuant to a Pledge Agreement, and provided further that any Restricted Subsidiary may issue additional capital stock, partnership interests or member interests in a limited liability company so long as such capital stock, partnership interests or member interests in a limited liability company are pledged to the Banks as a first priority perfected pledge pursuant to a Pledge Agreement.

                  (n)      [Intentionally Omitted.]Omitted.]

                  (o)      [Intentionally Omitted.]Omitted.]

                  (p) Capital Expenditures and Leases. The Borrower shall not, and shall not permit any of its Subsidiaries to make any payments on account of the purchase of any assets which if purchased would constitute fixed assets or on account of the lease of any assets which if leased would constitute a capital lease, in the aggregate exceeding: (i) $11,100,000 during the fiscal year of January 1, 1995 through December 31, 1995; (ii) $30,000,000 during the fiscal year of January 1, 1996 through December 31, 1996; and (iii) $15,000,000 in each fiscal year thereafter, and all such purchases of fixed assets or payments pursuant to such capital leases shall be made under usual and customary terms and in the ordinary course of business.

                  (q) Minimum Fixed Charge Coverage Ratio. The Borrower shall not at any time permit: (i) for periods prior to but not including the Subordinated Indebtedness

Incurrence Date, the ratio of (x) the sum of Adjusted Consolidated Net Income, interest expense, income tax expense and operating lease expense to (y) the sum of its interest expense and operating lease expense, in each case determined and consolidated in accordance with GAAP to be less than 2.5 to 1.0; and (ii) for periods from and after the Subordinated Indebtedness Incurrence Date, the ratio of (x) the sum of Adjusted Consolidated Net Income, interest expense, depreciation, amortization, income tax expense and operating lease expense to
(y) the sum of its interest expense, operating lease expense and current maturities of long-term Indebtedness in each case determined and consolidated in accordance with GAAP to be less than 2.25 to 1.0. Such ratio shall be calculated as of the end of each fiscal quarter. Calculations as of the end of each fiscal quarter shall be for the four fiscal quarters then ended. Calculations made as of the end of the fiscal quarter ending after the Convalescent Merger Effective Date and each of the three fiscal quarters thereafter shall be based on pro forma combined financial statements of the Borrower and its Subsidiaries and Convalescent and its Subsidiaries to the extent the calculation includes periods prior to the Convalescent Merger Effective Date. Calculations made as of the end of the fiscal quarter ending after the Regency Merger Effective Date and each of the three fiscal quarters thereafter shall be based on pro forma combined financial statements of the Borrower and its Subsidiaries and Regency and its Subsidiaries to the extent the calculation includes periods prior to the Regency Merger Effective Date, with such pro forma combined financial statements to be utilized to be in the form attached to the Acquisition Approval Certificate delivered in connection with the Regency Merger. It is expressly agreed that for purposes of calculating the foregoing ratio, for each period of determination at the end of a fiscal quarter for the four fiscal quarters then ended, Adjusted Consolidated Net Income, which is part of the numerator of such ratio, shall be reduced by an amount, if any, equal to the excess of (x) the extraordinary, nonrecurring charges included in Adjusted Consolidated Net Income for such four fiscal quarters, over (y) $16,911,000.

                  (r) Maximum Leverage Ratio. The Borrower shall not at any time permit the ratio of Total Indebtedness to Consolidated Cash Flow from Operations to exceed (A) 3.0 to 1.0 from the Fourth Amendment Effective Date through but not including the Convalescent Merger Effective Date; (B) 3.75 to 1.0 from and including the Convalescent Merger Effective Date through but not including the Subordinated Indebtedness Incurrence Date; and (C) 4.5 to 1.0 from and after the Subordinated Indebtedness Incurrence Date. For purposes of this Section 8.02(r), Total Indebtedness shall be calculated as of each date of determination and Consolidated Cash Flow from Operations shall be calculated as of each date of determination for the four fiscal quarters then ended.

                  (s)      [Intentionally Omitted.]Omitted.]

                  (t) Minimum Net Worth. The Borrower shall not at any time after the Fourth Amendment Effective Date permit Consolidated Net Worth to be less than the sum of (i) Two Hundred Two Million Five Hundred Thousand Dollars ($202,500,000), (ii) seventy-five percent (75%) of Adjusted Consolidated Net Income of the Borrower and its Subsidiaries for each fiscal quarter in which net income was earned (as opposed to a net loss) during the period from March 31, 1995 through (and including) the date of determination, (iii) one hundred percent (100%) of all increases in capital stock and additional paid-in capital from issuances for cash of equity securities and other equity capital investments after March 31, 1995, and
(iv) one hundred percent (100%) of all increases in capital stock and additional paid-in capital from issuances of equity securities in connection with the acquisition of a Subsidiary after March 31, 1995 (so long as the fair market value at the time of acquisition of the Subsidiary so acquired is at least equal to the value of the capital stock or other equity securities so issued); provided, however, that for purposes of determining the amount of this clause
(iv), the Borrower shall exclude therefrom any amounts attributable to capital stock issued as consideration for the purchase of an intangible asset (so long as the fair market value of the intangible asset purchased does not exceed the fair market value of the capital stock issued therefor).

                  (u) Senior Indebtedness to Cash Flow From Operations Ratio. The Borrower shall not at any time permit the ratio of (i) Total Indebtedness, other than the outstanding principal amount of the Subordinated Notes and other than the outstanding principal amount of Indebtedness permitted pursuant to
Section  8.02(a)(iv),  to (ii)  Consolidated Cash Flow from Operations to exceed
3.25 to 1.0. For purposes of this Section 8.02(u), Total Indebtedness, the outstanding principal amount of the Subordinated Notes and the outstanding principal amount of Indebtedness permitted pursuant to Section 8.02(a)(iv) shall be calculated as of each date of determination and Consolidated Cash Flow from Operations shall be calculated as of each date of determination for the four fiscal quarters then ended.

                  (v) Incurrence of Indebtedness Permitted By the Indenture. So long as any Indebtedness or other obligations (monetary or otherwise) are outstanding under the Indenture the Borrower shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Indebtedness unless the incurrence thereof complies with the provisions of
Section 1008. [Limitation on Indebtedness] of the Indenture as in effect on the Ninth Amendment Effective Date without giving any effect to any grace period under the Indenture or waiver under the Indenture of any default of such covenant.

                  (w)      [Intentionally Omitted.]Omitted.]

                  (x) Negative Pledges. Except as set forth on Schedule 8.02(x), Borrower shall not and shall not permit any of its Subsidiaries to enter into any agreement with any person which prohibits the Loan Parties from granting Liens to the Agent or the Banks.

                  (y)  Prohibition  of Defeasance  of  Subordinated  Notes.  The
Borrower shall not and shall not permit any of its Subsidiaries to make any payments to the trustee under the Indenture or to any holders of Subordinated
Notes in payment of the defeasance or covenant defeasance of the Subordinated Notes pursuant to Section 402 or 403 of the Indenture or any similar provision in any supplement to the Indenture.

                  8.03 Reporting Requirements. The Borrower covenants and agrees that until payment in full of the Loans and interest thereon, satisfaction of all of the Borrower's other obligations hereunder and termination of the Revolving Credit Commitments, the Borrower will furnish or cause to be furnished to the Agent and each of the Banks:

                  (a)      [Intentionally Omitted.]Omitted.]

                  (b) Quarterly Financial Statements; Additional Convalescent Statements. As soon as available and in any event within forty-five (45) calendar days after the end of each fiscal quarter in each fiscal year, financial statements of the Borrower, consisting of a consolidated balance sheet as of the end of such fiscal quarter and related consolidated statements of income, retained earnings and cash flows for the fiscal quarter then ended and the fiscal year through that date, all in reasonable detail and certified by the Chief Executive Officer, President or Chief Financial Official of the Borrower as having been prepared in accordance with GAAP, consistently applied (subject to normal year-end audit adjustments), and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year. The financial statements which Borrower prepares and delivers as of each of the four fiscal quarters ending after the Convalescent Merger Effective Date shall include statements of income, retained earnings and cash flows showing the combined results of Borrower and its Subsidiaries and Convalescent and its Subsidiaries on a pro forma basis for applicable periods prior to the Convalescent Merger Effective Date. Borrower also shall deliver to the Agent and each of the Banks any financial statements which Borrower receives from Convalescent (or prepares on behalf of Convalescent) for Convalescent and Convalescent's Subsidiaries relating to the period between December 31, 1994 and the Convalescent Merger Effective Dave or any portion of such period. Borrower shall deliver such statements promptly after Borrower receives or prepares such statements, as the case may be.

                  (c) Annual Financial Statements. As soon as available and in any event within ninety (90) days after the end of each fiscal year of the Borrower, financial statements of the Borrower consisting of a consolidated balance sheet as of the end of such fiscal year, and related consolidated statements of income, retained earnings and cash flows for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and certified by independent certified public accountants of nationally recognized standing satisfactory to the Agent. The certificate or report of accountants shall be free of qualifications (other than any consistency qualification that may result from a change in the method used to prepare the financial statements as to which such accountants concur) and shall not include a statement which indicates the occurrence or existence of any event, condition or contingency which would materially impair the prospect of payment or performance of any covenant, agreement or duty of the Borrower or any of its Subsidiaries under any of the Loan Documents, together with a letter of such accountants substantially to the effect that, based upon their ordinary and customary examination of the affairs of the Borrower and its Subsidiaries, performed in connection with the preparation of such consolidated financial statements, and in accordance with generally accepted auditing standards, they are not aware of the existence of any condition or event which constitutes an Event of Default or Potential Default or, if they are aware of such condition or event, stating the nature thereof.

                  (d) Certificate of the Borrower. Concurrent with the financial statements of the Borrower furnished to the Agent and to the Banks pursuant to Sections 8.03(b) and 8.03(c) hereof, a certificate of the Borrower signed by the Chief Executive Officer, President or Chief Financial Officer of the Borrower or by Scott Hill, Vice President and Corporate Controller of the Borrower, in the form of Exhibit 8.03(d) hereto, to the effect that, except as described pursuant to Section 8.03(e) below, (i) the representations and warranties of the Borrower contained in Article VI hereof are true on and as of the date of such certificate with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time) and the Borrower has performed and complied with all covenants and conditions hereof,
(ii) no Event of Default or Potential Default exists and is continuing on the date of such certificate, and (iii) containing calculations in sufficient detail to demonstrate compliance as of the date of the financial statements with all financial covenants contained in Section 8.02 hereof and with the covenant contained in Section 1008 [Limitation on Indebtedness] of the Indenture. Certifications on and after March 31, 1996 shall be in the form of Exhibit 8.03(d)(2).

                  (e) Notice of Default. Promptly after any officer of the Borrower has learned of the occurrence of an Event of Default or Potential Default, a certificate signed by the Chief Executive Officer, President or Chief Financial Officer of the Borrower or by Scott Hill, Vice President and Corporate Controller of the Borrower, setting forth the details of such Event of Default or Potential Default and the action which the Borrower proposes to take with respect thereto.

                  (f) Notice of Litigation. Promptly after the commencement thereof, notice of all actions, suits, proceedings or investigations before or by any Official Body or any other person against the Borrower which relate to the Collateral, involve a claim or series of related claims in excess of $1,000,000 or which if adversely determined would constitute a Material Adverse Change.

                  (g) Certain Events. Written notice to the Agent at least thirty (30) calendar days prior thereto, with respect to any proposed sale or transfer of assets pursuant to Section 8.02(g)(iii) or (iv).

                  (h)  Budgets,   Forecasts,   Other  Reports  and  Information.
Promptly upon their becoming available to the Borrower:

                       (i) the annual budget of the Borrower, to be supplied not later than sixty (60) days prior to commencement of the fiscal year to which such budget relates,

                       (ii) any reports including management letters submitted to the Borrower by independent accountants in connection with any annual, interim or special audit,

                       (iii) any reports, notices or proxy statements generally distributed by the Borrower to its stockholders on a date no later than the date supplied to the stockholders,

                       (iv) regular or periodic reports, including Forms 10-K, 10-Q and 8-K, registration statements and prospectuses, filed by the Borrower with the Securities and Exchange Commission,

                       (v) a copy of any material order in any proceeding to which the Borrower or any of its Subsidiaries is a party issued by any Official Body,

                       (vi) regular, periodic utilization reports including in detail reasonably satisfactory to the Agent for the period of such reports the patient census, the number of occupied beds, the payment source (Medicare, Medicaid, private pay or otherwise) for each patient,

                       (vii) such other reports and information as the Banks may from time to time reasonably request. The Borrower shall also notify the Banks promptly of the enactment or adoption of any Law which may result in a Material Adverse Change with respect to the Borrower after the Borrower becomes aware or should reasonably have become aware thereof, and

                       (viii) annual reports in detail satisfactory to the Agent setting forth the real property owned, leased or managed by the Borrower or any Subsidiary, to be supplied not later than sixty (60) days prior to commencement of the fiscal year to which any of the foregoing may be applicable.

                  (i) Notices Regarding Plans and Benefit Arrangements. (i) Promptly upon becoming aware of the occurrence thereof, notice (including the nature of the event and, when known, any action taken or threatened by the Internal Revenue Service or the PBGC with respect thereto) of:

                                (A) any  Reportable  Event  with  respect to the
Borrower or any member of the ERISA Group (regardless of whether the obligation to report said Reportable Event to the PBGC has been waived),

                                (B) any  Prohibited  Transaction  which could be
subject the Borrower or any member of the ERISA Group to a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Internal Revenue Code in connection with any Plan, Benefit Arrangement or any trust created thereunder,

                                (C)  any   assertion   of  material   withdrawal
liability with respect to any Multiemployer Plan,

                                (D) any  partial or complete  withdrawal  from a
Multiemployer Plan by the Borrower or any member of the ERISA Group under Title IV of ERISA (or assertion thereof), where such withdrawal is likely to result in material withdrawal liability,

                                (E) any cessation of operations (by the Borrower
or any member of the ERISA Group) at a facility in the circumstances described in Section 4063(e) of ERISA,

                                (F)  withdrawal by the Borrower or any member of
the ERISA Group from a Multiple Employer Plan,

                                (G) a failure by the  Borrower  or any member of
the ERISA Group to make a payment to a Plan required to avoid imposition of a lien under Section 302(f) of ERISA,

                                (H)  the  adoption  of an  amendment  to a  Plan
requiring the provision of security to such Plan pursuant to Section 307 of ERISA, or

                                (I) any change in the actuarial  assumptions  or
funding methods used for any Plan, where the effect of such change is to materially increase or materially reduce the unfunded benefit liability or obligation to make periodic contributions.

                           (ii) Promptly  after receipt  thereof,  copies of (a)
all notices received by the Borrower or any member of the ERISA Group of the PBGC's intent to terminate any Plan administered or maintained by the Borrower or any member of the ERISA Group, or to have a trustee appointed to administer any such Plan; and (b) at the request of the Agent or any Bank each annual report (IRS Form 5500 series) and all accompanying schedules, the most recent actuarial reports, the most recent financial information concerning the financial status of each Plan administered or maintained by the Borrower or any member of the ERISA Group, and schedules showing the amounts contributed to each such Plan by or on behalf of the Borrower or any member of the ERISA Group in which any of their personnel participate or from which such personnel may derive a benefit, and each Schedule B (Actuarial Information) to the annual report filed by the Borrower or any member of the ERISA Group with the Internal Revenue Service with respect to each such Plan.

                           (iii)  Promptly  upon the filing  thereof,  copies of
Form 5310, or any successor or equivalent form to Form 5310, filed with the PBGC in connection with the termination of any Plan.

                  (j) Notices with Respect to Indenture.  Written  notice to the
Agent:

                           (i) immediately upon the occurrence of a "Default" or
an "Event of Default," as such terms are defined in the Indenture;

                           (ii)  immediately upon a "Change of Control," as such
term is defined in the Indenture;

                           (iii)  immediately  upon  receipt  of  a  "notice  of
acceleration" from either the trustee for the Subordinated Notes or the holders of the Subordinated Notes pursuant to Section 502 of the Indenture or any similar provision in any supplement to the Indenture;

                           (iv)  simultaneous  with  the  sending  thereof,  all
notices required to be sent to the trustee or the holders of the Subordinated Notes under the Indenture; and

                           (v) immediately upon the receipt thereof, all notices
received from the trustee under the Indenture.

                                   ARTICLE IX
                                     DEFAULT
                                     -------

                  9.01 Events of Default. An Event of Default shall mean the occurrence or existence of any one or more of the following events or conditions (whatever the reason therefor and whether voluntary, involuntary or effected by operation of Law):

                           (a) The Borrower  shall fail to pay any  principal of
any Loan (including scheduled or mandatory prepayments or the payment due at maturity) or shall fail to pay any interest on any Loan or any other amount owing hereunder or under the other Loan Documents after such principal or within three (3) Business Days after such interest or other amount becomes due in accordance with the terms hereof or thereof;

                           (b) Any  representation  or warranty made at any time
by the Borrower herein or by the Borrower or any of its Subsidiaries in any other Loan Document, or in any certificate, other instrument or statement furnished pursuant to the provisions hereof or thereof, shall prove to have been false or misleading in any material respect as of the time it was made or furnished regardless of whether such representation or warranty was qualified as to Borrower's knowledge or best knowledge;

                           (c) The Borrower  shall default in the  observance or
performance of any covenant contained in Section 8.01(f) or Section 8.02 hereof;

                           (d) The  Borrower  or any of its  Subsidiaries  shall
default in the observance or performance of any other covenant, condition or provision hereof or of any other Loan Document and such default shall continue unremedied for a period of thirty (30) Business Days after any officer of the Borrower or any Subsidiary becomes aware of the occurrence thereof (such grace period to be applicable only in the event such default can be remedied by corrective action of the Borrower or such Subsidiary as determined by the Agent in its sole discretion);

                           (e) A default or event of default  shall occur at any
time under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which the Borrower or any of its Subsidiaries may be obligated as borrower or guarantor in excess of $250,000 in aggregate principal amount, and such breach, default or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any indebtedness when due (whether at stated maturity, by acceleration or otherwise) or if such breach or default permits or causes the acceleration of any indebtedness (whether or not such right shall have been waived) or the termination of any commitment to lend;

                           (f) Any final  judgments or orders for the payment of
money in excess of $1,000,000 in the aggregate (not paid or fully covered by insurance) shall be entered against the Borrower or any of its Subsidiaries by a court having jurisdiction in the premises which judgment is not discharged, vacated, bonded or stayed pending appeal within a period of thirty (30) days from the date of entry;

                           (g)  Any of the  Loan  Documents  shall  cease  to be
legal, valid and binding agreements enforceable against the party executing the same or such party's successors and assigns (as permitted under the Loan Documents) in accordance with the respective terms thereof or shall in any way be terminated (except in accordance with its terms) or shall in any way be challenged or contested or cease to give or provide the respective Liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be created thereby;

                           (h) The  Collateral or any other of the Borrower's or
any of its Subsidiaries' assets are attached, seized, levied upon or subject to a writ or distress warrant; or such come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not cured within thirty (30) days thereafter;

                           (i) A  notice  of lien or  assessment  in  excess  of
$1,000,000 is filed of record with respect to all or any part of the Borrower's or any of its Subsidiaries' assets by the United States, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, including, without limitation, the Pension Benefit Guaranty Corporation, or if any taxes or debts owing at any time or times hereafter to any one of these becomes payable and the same is not paid within thirty (30) days after the same becomes payable unless the same is being contested in good faith in accordance with Section 8.01(b);

                           (j) The Borrower or any of its Material  Subsidiaries
ceases to be solvent or admits in writing its inability to pay its debts as they mature;

                           (k) Any of the following occurs: The Agent determines
in good faith that the amount of Borrower's liability is likely to exceed 10% of its Consolidated Net Worth upon the occurrence of (i), (ii), (iii) or (iv) below: (i) any Reportable Event constitutes grounds for the termination of any Plan by the PBGC or the appointment of a trustee to administer or liquidate any Plan, shall have occurred and be continuing; (ii) proceedings shall have been instituted or other action taken to terminate any Plan or a termination notice shall have been filed with respect to any Plan; (iii) a trustee shall be appointed to administer or liquidate any Plan; or (iv) the PBGC shall give notice of its intent to institute proceedings to terminate any Plan or Plans or to appoint a trustee to administer or liquidate any Plan; or, with respect to any of the events specified in (v), (vi), (vii), (viii) or (ix) below, the Agent determines in good faith that any such occurrence could be reasonably likely to materially and adversely affect the total enterprise represented by the Borrower and the other members of the ERISA Group; (v) the Borrower or any member of the ERISA Group shall fail to make any contributions when due to a Plan or a Multiemployer Plan; (vi) the Borrower or any member of the ERISA Group shall make any amendment to a Plan with respect to which security is required under
Section 307 of ERISA; (vii) the Borrower or any member of the ERISA Group shall withdraw completely or partially from a Multiemployer Plan; (viii) the Borrower or any member of the ERISA Group shall withdraw (or shall be deemed under Section 4062(e) of ERISA to withdraw) from a Multiple

Employer Plan; or (ix) any applicable Law is adopted, changed or interpreted by any Official Body with respect to or otherwise affecting one or more Plans, Multiemployer Plans or Benefit Arrangements;

                           (l) The  Borrower  ceases to conduct its  business as
contemplated or the Borrower or any of its Material Subsidiaries is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business and such injunction, restraint or other preventative order is not dismissed within thirty (30) days after the entry thereof;

                           (m) A Change of Ownership occurs;

                           (n) A  proceeding  shall  have been  instituted  in a
court having jurisdiction in the premises seeking a decree or order for relief in respect of the Borrower or any of its Subsidiaries in an involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of the Borrower or any of its Subsidiaries for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of sixty (60) consecutive days or such court shall enter a decree or order granting any of the relief sought in such proceeding; or

                           (o) The  Borrower  or any of its  Subsidiaries  shall
commence a voluntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or other similar official) of itself or for any substantial part of its property or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any action in furtherance of any of the foregoing.

                  9.02     Consequences of Event of Default

                           (a)  If  an  Event   of   Default   specified   under
subsections (a) through (m) of Section 9.01 hereof shall occur and be continuing, the Banks shall be under no further obligation to make Loans hereunder and the Agent upon the request of the Required Banks, shall (i) by written notice to the Borrower, declare the unpaid principal amount of the Notes then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrower to the Banks hereunder and thereunder to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable to the Agent for the benefit of each Bank without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, and (ii) require the Borrower to, and the Borrower shall thereupon, deposit in a non-interest bearing account with the Agent, as cash collateral for its obligations under the Loan Documents, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrower hereby pledges to the Agent and the Banks, and grants to the Agent and the Banks a security interest in, all such cash as security for such obligations. Upon the curing of all existing Events of Default to the satisfaction of the Required Banks, the Agent shall return such cash collateral to the Borrower; and

                           (b)  If  an  Event   of   Default   specified   under
subsections (n) or (o) of Section 9.01 hereof shall occur, the Banks shall be under no further obligations to make Loans hereunder and the unpaid principal amount of the Notes then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrower to the Banks hereunder and thereunder shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; and

                           (c)  If an  Event  of  Default  shall  occur  and  be
continuing, any Bank to whom any obligation is owed by any Loan Party hereunder or under any other Loan Document or any participant of such Bank which has agreed in writing to be bound by the provisions of Section 10.13 hereof and any branch, subsidiary or affiliate of such Bank or participant anywhere in the world shall have the right, in addition to all other rights and remedies available to it, without notice to such Loan party, to set-off against and apply to the then unpaid balance of all the Loans and all other obligations of such Loan party hereunder or under any other Loan Document any debt owing to, and any other funds held in any manner for the account of, such Loan Party by such Bank or participant or by such branch, subsidiary or affiliate, including, without limitation, all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or hereafter maintained by such Loan Party for its own account (but not including funds held in custodian or trust accounts) with such Bank or participant or such branch, subsidiary or affiliate. Such right shall exist whether or not any Bank or the Agent shall have made any demand under this Agreement or any other Loan Document, whether or not such debt owing to or funds held for the account of such Loan Party is or are matured or unmatured and regardless of the existence or adequacy of any Collateral, Guaranty or any other security, right or remedy available to any Bank or the Agent; and

                           (d)  If an  Event  of  Default  shall  occur  and  be
continuing, and whether or not the Agent shall have accelerated the maturity of Loans of the Borrower pursuant to any of the foregoing provisions of this
Section 9.02, the Agent or any Bank, if owed any amount with respect to the Notes, may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement or the Notes, including as permitted by applicable Law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the agent or such Bank; and

                           (e) From and  after  the date on which  the Agent has
taken any action pursuant to this Section 9.02 and until all obligations of the Loan Parties have been paid in full, any and all proceeds received by the Agent from any sale or other disposition of the Collateral, or any part thereof, or the exercise of any other remedy by the Agent, shall be applied as follows:

                                    (i) first,  to  reimburse  the Agent and the
Banks for reasonable out-of-pocket costs, expenses and disbursements, including without limitation reasonable attorneys' fees and legal expenses, incurred by the Agent or the Banks in connection with realizing on the Collateral or collection of any obligations of the Loan Parties under any of the Loan Documents, including advances made by the Banks or any one of them or the Agent for the reasonable maintenance, preservation, protection or enforcement of, or realization upon, the Collateral, including without limitation, advances for taxes, insurance, repairs and the like and reasonable expenses incurred to sell or otherwise realize on, or prepare for sale or other realization on, any of the Collateral;

                                    (ii)  second,   to  the   repayment  of  all
Indebtedness then due and unpaid of the Loan Parties to the Banks incurred under this Agreement or any of the Loan Documents, whether of principal, interest, fees, expenses or otherwise, in such manner as the Agent may reasonably determine in its discretion and with respect to principal, interest, and fees, shall be made in proportion to the Ratable Share of each Bank; and

                                    (iii) the  balance,  if any,  as required by
Law.

                           (f) In  addition  to all of the rights  and  remedies
contained in this Agreement or in any of the other Loan Documents, the Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code or other applicable Law, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by Law. The Agent may, and upon the request of the Required Banks shall, exercise all post-default rights granted to the Agent and the Banks under the Loan Documents or applicable Law.

                           (g) Following the  occurrence  and  continuance of an
Event of Default, the Borrower, at its cost and expense (including the cost and expense of obtaining any of the following referenced consents, approvals, etc.) will promptly execute and deliver or cause the execution and delivery of all applications, certificates, instruments, registration statements, and all other documents and papers the Agent may request in connection with the obtaining of any consent, approval, registration, qualification, permit, license, accreditation, or authorization of any other Official Body or other person necessary or appropriate for the effective exercise of any rights hereunder or under the other Loan Documents. Without limiting the generality of the foregoing, the Borrower agrees that in the event the Agent on behalf of the Banks shall exercise its rights, hereunder or pursuant to the other Loan Documents, to sell, transfer, or otherwise dispose of, or vote, consent, operate, or take any other action in connection with any of the Collateral, the Borrower shall execute and deliver (or cause to be executed and delivered) all applications, certificates, assignments, and other documents that the Agent requests to facilitate such actions and shall otherwise promptly, fully, and diligently cooperate with the Agent and any other necessary persons in making any application for the prior consent or approval of any Official Body or any other person to the exercise by the Agent on behalf of the Banks of any of such rights relating to all or any of the Collateral. Furthermore, because the Borrower agrees that the remedies at law, of the Agent on behalf of the Banks, for failure of the Borrower to comply with the provisions of Section 8.01(f) and of this Section 9.02(g) would be inadequate and that any such failure would not be adequately compensable in damages, the Borrower agrees that the covenants of Sections 8.01(f) and 9.02(g) may be specifically enforced.

                           (h) Upon the occurrence  and  continuance of an Event
of Default, the Agent may request, without limiting the rights and remedies of the Agent on behalf of the Banks otherwise provided hereunder and under the other Loan Documents, that the Borrower do any of the following: (i) give the Agent on behalf of the Banks specific assignments of the accounts receivable of the Borrower and each Subsidiary after such accounts receivable come into existence, and schedules of such accounts receivable, the form and content of such assignment and schedules to be satisfactory to the Agent, (ii) immediately notify the Agent if any of such accounts receivable arise out of contracts with the U.S. Government or any department, agency or instrumentality thereof, and execute any instruments and take any steps required by the Agent in order that all moneys due and to become due under such contract shall be assigned (to the extent permitted by law) to the Agent on behalf of the Banks and notice thereof given to the government under the Federal Assignment of Claims Act, if applicable, or any other applicable law or regulation; and in order to better secure the Agent on behalf of the Banks, in relation to such accounts receivable, and (iii) to the extent permitted by Law, enter into such lockbox agreements and establish such lockbox accounts as the Agent may require, with the local banks in areas in which the Borrower and its Subsidiaries may be operating (in such cases, all local lockbox accounts shall be depository transfer accounts entitled "In trust for PNC Bank, National Association, as Agent") which shall have agreed in writing to the Agent's requirements for the handling of such accounts and the transfer of account funds to the Agent on behalf of the Banks, all at the Borrower's sole expense, and shall direct all payments from Medicare, Medicaid, Blue Cross and Blue Shield, private payors, health maintenance organizations, all commercial payors and all other payors due to the Borrower or any Subsidiary, to such lockbox accounts.

                  9.03 Notice of Sale. Any notice required to be given by the Agent of a sale, lease, or other disposition of the Collateral or any other intended action by the Agent, if given ten (10) days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to the relevant Loan Party.

                                    ARTICLE X
                                    THE AGENT
                                    ---------

                  10.01 Appointment. Each Bank hereby irrevocably designates, appoints and authorizes PNC Bank to act as Agent for such Bank under this Agreement to execute and deliver or accept on behalf of each of the Banks the other Loan Documents. Each Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of a Note shall be deemed irrevocably to authorize, the Agent to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and any other instruments and agreements referred to herein, and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. PNC Bank agrees to act as the Agent on behalf of the Banks to the extent provided in this Agreement.

                  10.02 Delegation of Duties. The Agent may perform any of its duties hereunder by or through agents or employees (provided such delegation does not constitute a relinquishment of its duties as Agent) and, subject to Sections 10.05 and 10.06 hereof, shall be entitled to engage and pay for the advice or services of any attorneys, accountants or other experts concerning all matters pertaining to its duties hereunder and to rely upon any advice so obtained.

                  10.03 Nature of Duties; Independent Credit Investigation. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and no implied covenants, functions, responsibilities, duties, obligations, or liabilities shall be read into this Agreement or otherwise exist. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement a fiduciary or trust relationship in respect of any Bank; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligation in respect of this Agreement except as expressly set forth herein.
Each Bank expressly acknowledges (i) that the Agent has not made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of the Loan Parties, shall be deemed to constitute any representation or warranty by the Agent to any Bank; (ii) that it has made and will continue to make, without reliance upon the Agent, its own independent investigation of the financial condition and affairs and its own appraisal of the creditworthiness of the Loan Parties is connection with this Agreement and the making and continuance of the Loans hereunder; and (iii) except as expressly provided herein, that the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information with respect thereto, whether coming into its possession before the making of any Loan or at any time or times thereafter.

                  10.04 Actions in Discretion of Agent; Instructions from the Banks. The Agent agrees, upon the written request of the Required Banks, to take or refrain from taking any action of the type specified as being within the Agent's rights, powers or discretion herein, provided that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or any other Loan Document or applicable Law. In the absence of a request by the Required Banks, the Agent shall have authority, in its sole discretion, to take or not to take any such action, unless this Agreement specifically requires the consent of the Required Banks or all of the Banks. Any action taken or failure to act pursuant to such instructions or discretion shall be binding on the Banks, subject to Section
10.06 hereof. Subject to the provisions of Section 10.06, no Bank shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Banks, or in the absence of such instructions, in the absolute discretion of the Agent so long as the Agent is otherwise authorized to act within its rights and powers as provided in this Agreement.

                  10.05 Reimbursement and Indemnification of Agent by the Borrower. The Borrower unconditionally agrees to pay or reimburse the Agent and save the Agent harmless against (a) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements, including but not limited to reasonable fees and expenses of counsel, appraisers and environmental consultants, incurred by the Agent (i) in connection with the development, negotiation, preparation, execution, performance by a Loan Party or an Excluded Entity and interpretation of this Agreement and the other Loan Documents, (ii) relating to any requested amendments, waivers or consents pursuant to the provisions hereof, (iii) in connection with the enforcement of this Agreement or any other Loan Document or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and (iv) in any workout, restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, and (b) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Agent hereunder or thereunder, provided that the Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from the Agent's gross negligence or willful misconduct, or if the Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense, or if the same results from a compromise or settlement agreement entered into without the consent of the Borrower. In addition, upon the occurrence of an Event of Default, the Borrower agrees to reimburse and pay all reasonable out-of-pocket expenses of the Agent's regular employees and agents engaged periodically to perform audits of the Borrower's books, records and business properties.

                  10.06 Exculpatory Provisions. Neither the Agent nor any of its directors, officers, employees, agents, attorneys or affiliates shall (a) be liable to any Bank for any action taken or omitted to be taken by it or them hereunder, or in connection herewith including without limitation pursuant to any Loan Document, unless caused by its or their own gross negligence or willful misconduct, (b) be responsible in any manner to any of the Banks for the effectiveness, enforceability, genuineness, validity or the due execution of this Agreement or any other Loan Documents or for any recital, representation, warranty, document, certificate, report or statement herein or made or furnished under or in connection with this Agreement or any other Loan Documents, unless caused by its or their own gross negligence or willful misconduct, or (c) be under any obligation to any of the Banks to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions hereof or thereof on the part of the Loan Parties or any Excluded Entity, or the financial condition of the Loan Parties or any Excluded Entity, or the existence or possible existence of any Event of Default or Potential Default, unless caused by its or their own gross negligence or willful misconduct. Neither the Agent nor any Bank nor any of their respective directors, officers, employees, agents, attorneys or affiliates shall be liable to the Loan Parties or any Excluded Entity for consequential damages resulting from any breach of contract, tort or other wrong in connection with the negotiation, documentation, administration or collection of the Loans or any of the Loan Documents.

                  10.07 Reimbursement and Indemnification of Agent by Banks. Each Bank agrees to reimburse and indemnify the Agent (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) in proportion to its Ratable Share from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Agent hereunder or thereunder, provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements
(a) if the same results from the Agent's gross negligence or willful misconduct, or (b) if such Bank was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense, or (c) if the same results from a compromise and settlement agreement entered into without the consent of such Bank. In addition, each Bank agrees promptly to reimburse the Agent (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) in proportion to its Ratable Share for all amounts due and payable by the Borrower to the Agent in connection with the Agent's periodic audit of the Borrower's books, records and business properties. In the event the Banks reimburse or indemnify the Agent pursuant to this Section
10.07 and subsequent thereto the Agent is reimbursed or indemnified by the Borrower with respect to the same matter for which indemnification or reimbursement was previously made by the Banks, the Agent will promptly refund to the Banks, in accordance with each Bank's Ratable Share, the duplicative amount.

                  10.08 Reliance by Agent. The Agent shall be entitled to rely upon any writing, telegram, telex or teletype message, resolution, notice, consent, certificate, letter, cablegram, statement, order or other document or conversation by telephone or otherwise believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons, and upon the advice and opinions of counsel and other professional advisers selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

                  10.09 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Potential Default or Event of Default unless the Agent has received written notice from a Bank or the Borrower referring to this Agreement, describing such Potential Default or Event of Default and stating that such notice is a "notice of default."

                  10.10 Notices. The Agent shall promptly send to each Bank a copy of all notices received from any Loan Party pursuant to the provisions of this Agreement or the other Loan Documents promptly upon receipt thereof. The Agent shall promptly notify the Borrower and the other Banks of each change in the Base Rate and the effective date thereof.

                  10.11 Banks in Their Individual Capacities. With respect to its Revolving Credit Commitments and the Revolving Credit Loans made by it, the Agent shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not the Agent, and the term "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. PNC Bank and its affiliates and each of the Banks and their respective affiliates may, without liability to account, except as prohibited herein, make Loans to, accept deposits from, discount drafts for, act as trustee under indentures of, and generally engage in any kind of banking or trust business with, the Borrower and its affiliates, in the case of the Agent, as though it were not acting as Agent hereunder and in the case of each Bank, as though such Bank were not a Bank hereunder.

                  10.12 Holders of Notes. The Agent may deem and treat any payee of any Note as the owner thereof for all purposes hereof unless and until written notice of the assignment or transfer thereof shall have been filed with the Agent. Any request, authority or consent of any person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

                  10.13 Equalization of Banks. The Banks and the holders of any participations in any Notes agree among themselves that, with respect to all amounts received by any Bank or any such holder for application on any obligation hereunder or under any Note or under any such participation, whether received by voluntary payment, by realization upon security, by the exercise of the right of set-off or banker's lien, by counterclaim or by any other non-pro rata source, equitable adjustment will be made in the manner stated in the following sentence so that, in effect, all such excess amounts will be shared ratably among the Banks and such holders in proportion to their interests in payments under the Notes, except as otherwise provided in Sections [4.04(b), 5.04(b) or 5.06(a)] hereof. The Banks or any such holder receiving any such amount shall purchase for cash from each of the other Banks an interest in such Bank's Loans in such amount as shall result in a ratable participation by the Banks and each such holder in the aggregate unpaid amount under the Notes, provided that if all or any portion of such excess amount is thereafter recovered from the Bank or the holder making such purchase, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by law (including court order) to be paid by the Bank or the holder making such purchase.

                  10.14 Successor  Agent.  The Agent (i) may resign as Agent, or
(ii) shall resign if such resignation is requested by the Required Banks, in the case of either (i) or (ii) upon not less than thirty (30) days' prior written notice to the Borrower and the Banks. If the Agent shall resign under this Agreement, then either (a) the Required Banks shall appoint from among the Banks a successor Agent for the Banks, or (b) if a successor agent shall not be so appointed and approved within the thirty (30) day period following the Agent's notice to the Banks of its resignation, then the Agent shall appoint, with the consent of the Borrower, such consent not to be unreasonably withheld, a successor agent who shall serve as Agent until such time as the Required Banks appoint a successor agent. Upon its appointment pursuant to either clause (a) or
(b) above, such successor agent shall succeed to the rights, powers and duties of the agent and the term "Agent" shall mean such successor agent, effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After the resignation of any Agent hereunder, the provisions of this Article X shall inure to the benefit of such former Agent and such former Agent shall not by reason of such resignation be deemed to be released from liability for any actions taken or not taken by it while it was an Agent under this Agreement.

                  10.15 Agent's Fee. For periods prior to the Ninth Amendment Effective Date, the Borrower shall pay to the Agent a nonrefundable fee (the "Agent's Fee") as set forth in the letter agreement dated July 30, 1993 between the Borrower and the Agent, such fee to be payable in the manner and on the dates set forth in such letter agreement. For periods on and after the Ninth Amendment Effective Date, the Borrower shall pay to the Agent a non-refundable, annual fee (also the "Agent's Fee") as set forth in the letter agreement dated April 9, 1996 between the Borrower and the Agent, such fee to be payable in the manner and on the dates set forth in such letter agreement.

                  10.16 Availability of Funds. Unless the Agent shall have been notified by a Bank prior to the date upon which a Loan is to be made that such Bank does not intend to make available to the Agent such Bank's portion of such Loan, the Agent may assume that such Bank has made or will make such proceeds available to the Agent on such date and the Agent may, in reliance upon such assumption (but shall not be required to), make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Bank, the Agent shall be entitled to recover such amount on demand from such Bank (or, if such Bank fails to pay such amount forthwith upon such demand from the Borrower) together with interest thereon, in respect of each day during the period commencing on the date such amount was made available to the Borrower and ending on the date the Agent recovers such amount, at a rate per annum equal to the Federal Funds Effective Rate in respect of the Loan.

                  10.17 Calculations. In the absence of gross negligence or willful misconduct, the Agent shall not be liable for any error in computing the amount payable to any Bank whether in respect of the Loans, fees or any other amounts due to the Banks under this Agreement. In the event an error in computing any amount payable to any Bank is made, the Agent, the Borrower and each affected Bank shall, forthwith upon discovery of such error, make such adjustments as shall be required to correct such error, and any compensation therefor will be calculated at the Federal Funds Effective Rate.

                  10.18 Beneficiaries. Except as expressly provided herein, the provisions of this Article X are solely for the benefit of the Agent and the Banks, and the Borrower shall not have any rights to rely on or enforce any of the provisions hereof. In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for the Borrower.

                  10.19 Holding of Loan Documents. Agent agrees that all original Loan Documents retained by it shall be retained for the benefit of the Banks, and Agent shall make available copies of such documents retained by it upon the reasonable request of any of the Banks.

                                   ARTICLE XI
                                  MISCELLANEOUS
                                  -------------

                  11.01 Modifications, Amendments or Waivers. With the written consent of the Required Banks, the Agent, acting on behalf of all the Banks, and the Borrower or the other applicable Loan Party may from time to time enter into written agreements amending or changing any provision of this Agreement or any other Loan Document or the rights of the Banks or the Borrower or such Loan Party hereunder or thereunder, or may grant written waivers or consents to a departure from the due performance of the obligations of the Borrower or such Loan Party hereunder or thereunder. Any such agreement, waiver or consent made with such written consent shall be effective to bind all the Banks; provided that, without the written consent of all the Banks, no such agreement, waiver or consent may be made which will:

                           (a) Reduce the  amount of the  Commitment  Fee or any
other fees payable to any Bank hereunder, or amend Sections 5.02 [Pro Rata Treatment of Banks], 10.06 [Exculpatory Provisions] and 10.13 [Equalization of Banks] hereof;

                           (b) Whether or not any Loans are outstanding,  extend
the time for payment of principal or interest of any Loan, or reduce the principal amount of or the rate of interest borne by any Loan, or otherwise affect the terms of payment of the principal of or interest of any Loan;

                           (c) Except for sales of assets  permitted  by Section
8.02(g), release any Collateral or other security, if any, for the Borrower's obligations hereunder;

                           (d) Release or terminate  any  Guaranty  Agreement of
any Loan party; or

                           (e) Amend  Sections  2.01(c),  4.01(a),  8.02(r),  or
11.01, change the definitions or the method of computing the ratios contained within such foregoing sections, change the definition of Required Banks, or change any requirement providing for the Banks or the Required Banks to authorize the taking of any action hereunder.

                  11.02 No Implied Waivers; Cumulative Remedies; Writing Required. No course of dealing and no delay or failure of the Agent or any Bank in exercising any right, power, remedy or privilege under this Agreement or any other Loan Document shall affect any other or future exercise thereof or operate as a waiver thereof; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power, remedy or privilege preclude any further exercise thereof or of any other right, power, remedy or privilege. The rights and remedies of the Agent and the Banks under this Agreement and any other Loan Documents are cumulative and not exclusive of any rights or remedies which they would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of any Bank of any breach or default under this Agreement or any such waiver of any provision or condition of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing.

                  11.03 Reimbursement and Indemnification of Banks by the Borrower; Taxes. The Borrower agrees unconditionally upon demand to pay or reimburse to each Bank (other than the Agent, as to which the Borrower's obligations are set forth in Section 9.05) and to save such Bank harmless against (i) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements (including reasonable fees and expenses of counsel for each Bank except with respect to (a) and (b) below), incurred by such Bank (a) in connection with the interpretation of this Agreement, and other instruments and documents to be delivered hereunder, (b) relating to any requested amendments, waivers or consents pursuant to the provisions hereof, (c) in connection with the enforcement of this Agreement or any other Loan Document, or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and (d) in any workout, restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, or (ii) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Bank, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by such Bank hereunder or thereunder, provided that the Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (A) if the same results from such Bank's gross negligence or willful misconduct, or (B) if the Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense, or (C) if the same results from a compromise or settlement agreement entered into without the consent of the Borrower. The Banks will attempt to minimize the fees and expenses of legal counsel for the Banks which are subject to reimbursement by the Borrower hereunder by considering the usage of one law firm to represent the Banks and the Agent if appropriate under the circumstances. The Borrower agrees unconditionally to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by the Agent or any Bank to be payable in connection with this Agreement or any other Loan Document, and the Borrower agrees unconditionally to save the Agent and the Banks harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions.

                  11.04 Holidays. Whenever any payment or action to be made or taken hereunder shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day (except as provided in Section 4.02(a) with respect to Euro-Rate Interest Periods), and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

                  11.06    Funding by Branch, Subsidiary or Affiliate.

                  (a) Notional Funding. Each Bank shall have the right from time to time, without notice to the Borrower, to deem any branch, subsidiary or affiliate (which for the purposes of this Section 11.05 shall mean any corporation or association which is directly or indirectly controlled by or is under direct or indirect common control with any corporation or association which directly or indirectly controls such Bank) of such Bank to have made, maintained or funded any Loan to which the Euro-Rate Option applies at any time, provided that immediately following (on the assumption that a payment were then due from the Borrower to such other office) and as a result of such change the Borrower would not be under any greater financial obligation pursuant to Section 5.06 hereof than it would have been in the absence of such change. Notional funding offices may be selected by each Bank without regard to the Bank's actual methods of making, maintaining or funding the Loans or any sources of funding actually used by or available to such Bank.

                  (b) Actual Funding. Each Bank shall have the right from time to time to make or maintain any Loan by arranging for a branch, subsidiary or affiliate of such Bank to make or maintain such Loan subject to the last sentence of this Section 11.05(b). If any Bank causes a branch, subsidiary or affiliate to make or maintain any part of the Loans hereunder, all terms and conditions of this Agreement shall, except where the context clearly requires otherwise, be applicable to such part of the Loans to the same extent as if such Loans were made or maintained by such Banks but in no event shall any Bank's use of such a branch, subsidiary or affiliate to make or maintain any part of the Loans hereunder cause such Bank or such branch, subsidiary or affiliate to incur any cost or expenses payable by the Borrower hereunder or require the Borrower to pay any other compensation to any Bank (including, without limitation, any expenses incurred or payable pursuant to Section 5.06 hereof) which would otherwise not be incurred.

                  11.06 Notices. All notices, requests, demands, directions and other communications (collectively "notices") given to or made upon any party hereto under the provisions of this Agreement shall be by telephone or in writing (including telex or facsimile communication) unless otherwise expressly permitted hereunder and shall be delivered or sent by telex or facsimile to the respective parties at the addresses and numbers set forth under their respective names on the signature pages hereof or in accordance with any subsequent unrevoked written direction from any party to the others. All notices shall, except as otherwise expressly herein provided, be effective (a) in the case of telex or facsimile, when received, (b) in the case of hand-delivered notice, when hand delivered, (c) in the case of telephone, when telephoned, provided, however, that in order to be effective, telephonic notices must be confirmed in writing no later than the next day by letter, facsimile or telex, (d) if given by mail, four (4) days after such communication is deposited in the mails with first class postage prepaid, return receipt requested, and (e) if given by any other means (including by air courier), when delivered; provided, that notices to the Agent shall not be effective until received. Any Bank giving any notice to the Borrower shall simultaneously send a copy thereof to the Agent, and the Agent shall promptly notify the other Banks of the receipt by it of any such notice.

                  11.07 Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

                  11.08 Governing Law. This Agreement shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

                  11.09 Prior Understanding. This Agreement supersedes all prior understandings and agreements, whether written or oral, between the parties hereto and thereto relating to the transactions provided for herein and therein, including any prior confidentiality agreements and commitments.

                  11.10 Duration; Survival. All representations and warranties of the Borrower contained herein or made in connection herewith shall survive the making of Loans and shall not be waived by the execution and delivery of this Agreement, any investigation by the Agent or the Banks, the making of Loans, or payment in full of the Loans. All covenants and agreements of the Borrower contained in Sections 8.01, 8.02 and 8.03 herein shall continue in full force and effect from and after the date hereof so long as the Borrower may borrow hereunder and until termination of the Revolving Credit Commitments and payment in full of the Loans. All covenants and agreements of the Borrower contained herein relating to the payment of principal, interest, premiums, additional compensation or expenses and indemnification, including those set forth in the Notes, Article V and Sections 10.05, 10.07 and 11.03 hereof, shall survive payment in full of the Loans and termination of the Revolving Credit Commitments.

                  11.11 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Banks, the Agent, the Borrower and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights and obligations hereunder or any interest herein. Each Bank may, at its own cost, make assignments of or sell participations in all or any part of its Revolving Credit Commitment and the Loans made by it to one or more banks or other entities, subject to the consent of the Borrower and the Agent with respect to any assignee, such consent not to be unreasonably withheld, and provided that assignments may not be made in amounts less than $5,000,000. In the case of an assignment, upon receipt by the Agent of the Assignment and Assumption Agreement and payment to the Agent of a fee in the amount of $2,000, the assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights, benefits and obligations as it would have if it had been a signatory Bank hereunder, the Commitments in
Section 2.01 shall be adjusted accordingly, and upon surrender of any Note subject to such assignment, the Borrower shall execute and deliver a new Note to the assignee in an amount equal to the amount of the Revolving Credit Commitment or Loan assumed by it and a new Revolving Credit Note to the assigning Bank in an amount equal to the Revolving Credit Commitment or Loan retained by it hereunder. In the case of a participation, the participant shall only have the rights specified in Section 9.02(c) (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto and not to include any voting rights except with respect to changes of the type referenced in clauses
(a), (b), or (c) under Section 11.01 hereof), all of such Bank's obligations under this Agreement or any other Loan Document shall remain unchanged and all amounts payable by any Loan party hereunder or thereunder shall be determined as if such Bank had not sold such participation. Each Bank may furnish any publicly available information concerning any Loan Party and any other information concerning any Loan Party in the possession of such Bank from time to time to assignees and participants (including prospective assignees or participants) provided such assignees and participants agree to be bound by the provisions of Section 11.12 hereof.

                  11.12 Confidentiality. The Agent and the Banks each agree to keep confidential all information obtained from any Loan party which is nonpublic and confidential or proprietary in nature (including any information any Loan Party specifically designates as confidential), except as provided below, and to use such information only in connection with their respective capacities under this Agreement and for the purposes contemplated hereby. The Agent and the Banks shall be permitted to disclose such information (i) to outside legal counsel, accountants and other professional advisors who need to know such information in connection with the administration and enforcement of this Agreement, subject to agreement of such persons to maintain the confidentiality, (ii) assignees and participants as contemplated by Section 11.11, (iii) to the extent requested by any bank regulatory authority or, with notice to the Borrower, as otherwise required by applicable Law or by any subpoena or similar legal process, or in connection with any investigation or proceeding arising out of the transactions contemplated by this Agreement, (iv) if it becomes publicly available other than as a result of a breach of this Agreement or becomes available from a source not subject to confidentiality restrictions, or (v) the Borrower shall have consented to such disclosure.

                  11.13 Counterparts. This Agreement may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument.

                  11.14 Agent's or Bank's Consent. Whenever the Agent's or any Bank's consent is required to be obtained under this Agreement or any of the other Loan Documents as a condition to any action, inaction, condition or event, the Agent and each Bank shall be authorized to give or withhold such consent in its sole and absolute discretion and to condition its consent upon the giving of additional collateral, the payment of money or any other matter.

                  11.15 Exceptions. The representations, warranties and covenants contained herein shall be independent of each other and no exception to any representation, warranty or covenant shall be deemed to be an exception to any other representation, warranty or covenant contained herein unless expressly provided, nor shall any such exceptions be deemed to permit any action or omission that would be in contravention of applicable Law.

                  11.16 Consent to Forum; Waiver of Jury Trial. The Borrower hereby irrevocably consents to the nonexclusive jurisdiction of the Court of Common Pleas of Allegheny County and the United States District Court for the Western District of Pennsylvania, and waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail directed to the Borrower at the addresses provided for in Section 11.06 hereof and service so made shall be deemed to be completed upon actual receipt thereof. The Borrower waives any objection to jurisdiction and venue of any action instituted against it as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue. The Borrower, the Agent and the Banks hereby waive trial by jury in any action, suit, proceeding or counterclaim of any kind arising out of or related to this Agreement, any other Loan Document or the Collateral to the full extent permitted by Law.

                  11.17 Tax Withholding Clause. At least five (5) Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Bank, each Bank that is not incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to each of the Borrower and the Agent two (2) duly completed copies of (i) Internal Revenue Service Form W-9, 4224 or 1001, or other applicable form prescribed by the Internal Revenue Service, certifying in either case that such Bank is entitled to receive payments under this Agreement and the other Loan Documents without deduction or withholding of any United States federal income taxes, or is subject to such tax at a reduced rate under an applicable tax treaty, or (ii) Form W-8 or other applicable form or a certificate of the Bank indicating that no such exemption or reduced rate is allowable with respect to such payments. Each Bank which so delivers a Form W-8, W-9, 4224 or 1001 further undertakes to deliver to each of the Borrower and the Agent two (2) additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Agent, either certifying that such Bank is entitled to receive payments under this Agreement and the other Loan Documents without deduction or withholding of any United States federal income taxes or is subject to such tax at a reduced rate under an applicable tax treaty or stating that no such exemption or reduced rate is allowable. The Agent shall be entitled to withhold United States federal income taxes at the full withholding rate unless the Bank establishes an exemption or at the applicable reduced rate as established pursuant to the above provisions.

                  11.18 Effect on Prior Credit Agreement; Amendments on Fourth Amendment Effective Date.

                  (a) Amendment and Restatement. This Agreement amends and restates the Prior Credit Agreement effective on the Closing Date except that the Loan Parties shall comply with the representations, warranties and covenants contained in the Prior Credit Agreement applicable to periods prior to the Closing Date, and further except that the interest rate, Commitment Fees, Letter of Credit Fees and other fees applicable to the Loans or otherwise applicable for periods prior to the Ninth Amendment Effective Date shall be determined as provided in this Agreement without regard to Amendment No. 9 to this Agreement unless this Agreement after giving effect to Amendment No. 9 otherwise provides in which case, the provisions of this Agreement after giving effect to Amendment No. 9 shall control.

                                    EXHIBIT 2


                                              ________________, 1996

To:      Mariner Health Group, Inc.
         and each of its subsidiaries

Reference is made to that certain Credit Agreement, dated as of May 18, 1994, as amended (the "Credit Agreement"), by and among Mariner Health Group, Inc., a Delaware corporation, the Banks party thereto and PNC Bank, National Association ("Agent"). All terms used herein unless otherwise defined herein shall have the meanings as set forth in the Credit Agreement.

The Borrower, the Banks and the Agent have entered into that certain Amendment No. 10 to the Credit Agreement, dated as of the date hereof (the "Amendment No. 10") a copy of which has been delivered to each Loan Party.

         This letter agreement will confirm that each Loan Party has read and understands Amendment No. 10. Each Loan Party agrees and acknowledges that, among other things, on and after the effective date of Amendment No. 10, the Revolving Credit Commitments will be increased from $200,000,000 to $250,000,000. Each Loan Party hereby ratifies and confirms each of the Loan Documents to which it is a party by signing below as indicated, including without limitation each Guaranty Agreement and each Pledge Agreement to which it is a party, including all schedules thereto.

                                         Very truly yours,

                                         PNC BANK, NATIONAL ASSOCIATION,
                                         as Agent


                                         By:______________________________






                               [SIGNATURE PAGE TO
                            CONFIRMATION OF GUARANTY
                          DATED _______________, 1996]



Intending to be legally bound hereby, the undersigned have accepted and agreed to the foregoing as of the date and year first above written.

MARINER  HEALTH  GROUP,  INC.  and  each
Subsidiary    thereof    which    is   a
corporation  and  which is  listed  as a
"Company"  on  Schedule  6.01(c)  of the
Credit Agreement both for itself and, if
applicable,  as general  partner of each
Subsidiary of Mariner Health Group, Inc.
which  is a  partnership  and  which  is
listed  as  a   "Company"   on  Schedule
6.01(c).



By:__________________________________
Title:_______________________________
of each of the foregoing corporations



                               SCHEDULE 1.01(R)(2)

                              COMMITMENTS OF BANKS


              BANK                                       AMOUNT OF COMMITMENT
              ----                                       --------------------
                                                      FOR REVOLVING CREDIT LOANS
                                                      --------------------------

PNC BANK, NATIONAL ASSOCIATION                                 $45,000,000
CHEMICAL BANK                                                  $20,000,000
CORESTATES BANK, N.A.                                          $35,000,000
CREDITANSTALT-BANKVEREIN                                       $20,000,000
FIRST UNION NATIONAL BANK OF NORTH CAROLINA                    $35,000,000
MELLON BANK, N.A.                                              $35,000,000
NATIONSBANK OF TENNESSEE, N.A.                                 $40,000,000
TORONTO DOMINION (NEW YORK), INC.                              $20,000,000
                                                               -----------
                                                              $250,000,000